As filed with the Securities and Exchange Commission on April 29, 2015

Registration Statement File No. 333-49475

Registration Statement File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 19

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 141

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, Including Area Code)

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate date of proposed public offering:	Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Universal Life (VUL)

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (the policy) issued by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other insurance you own.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.

To learn more about the policy, you can obtain a copy of the SAI, dated May 1, 2015. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

Effective May 1, 2015

Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account, and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the GPA.

We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (www.massmutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Diversified Dividend Fund (Series I)

Invesco V.I. Global Health Care Fund (Series I)

Invesco V.I. Technology Fund (Series I)

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I)

American Century VP Value Fund (Class I)

American Funds Insurance Series®

American Funds Insurance Series® Asset Allocation Fund (Class 2)

American Funds Insurance Series® Growth-Income Fund (Class 2)

Deutsche Investments VIT Funds 1

Deutsche Small Cap Index VIP (Class A) 2

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value VIP Fund (Class 2)

Templeton Foreign VIP Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs Strategic Growth Fund (Institutional)

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

Janus Aspen Forty Portfolio (Institutional)

Janus Aspen Global Research Portfolio (Institutional)

MFS® Variable Insurance Trust

MFS® Investors Trust Series (Initial Class)

MFS® New Discovery Series (Initial Class)

MML Series Investment Fund

MML Blue Chip Growth Fund (Initial Class)

MML Equity Index Fund (Class II)

MML Managed Volatility Fund (Initial Class)

MML Small Cap Growth Equity Fund (Initial Class)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Equity Fund (Initial Class)

MML Inflation-Protected and Income Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Money Market Fund (Initial Class)

MML Small Cap Equity Fund (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Core Bond Fund/VA (Non-Service)

Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)

Oppenheimer Global Fund/VA (Non-Service)

Oppenheimer Global Strategic Income Fund/VA (Non-Service)

Oppenheimer International Growth Fund/VA (Non-Service)

Oppenheimer Main Street Fund®/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

1	Formerly known as DWS Investments VIT Funds.
2	Formerly known as DWS Small Cap Index VIP.

Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

Death Benefit	The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.
Choice of Death Benefit Options

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1. Level Option: The current face amount.

2. Return of Account Value Option: The current face amount plus the account value of the policy.

3. Return of Premium Option: The current face amount plus the total of the premiums that were paid, less any premiums refunded.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

Right to Return the Policy	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund (free look).
Variable Investment Choices	The policy offers a choice of over 30 Separate Account divisions within its Separate Account. Each Separate Account division invests in shares of a designated investment fund.
Guaranteed Principal Account	In addition to the above mentioned variable investment choices, you may also allocate net premiums to the GPA. Amounts allocated to the GPA are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the GPA.
Flexibility

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

•   choose the timing, amount and frequency of premium payments;

•   change the death benefit option;

•   increase or decrease the policy’s face amount (higher face amount can result in higher charges);

•   change the owner or beneficiary;

•   change your investment selections.

Transfers	Generally, you may transfer funds among the Separate Account divisions and the GPA. Limitations on transfers are described in the “Risks of the Policy” table and the “Policy Transactions” section. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
Surrenders and Withdrawals	You may surrender your policy, and we will pay you its net surrender value (account value less any surrender charges and policy debt). You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy, and may increase the risk that the policy will terminate. Surrenders and withdrawals may have adverse tax consequences.
Loans	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.
Safety Test	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments. Even if the safety test is met, this policy will terminate if policy debt exceeds the account value.
Assignability	You may generally assign the policy as collateral for a loan or other obligation.
Tax Benefits	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
Additional Benefits	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

Risks of the Policy

Investment Risks	The value of your policy will fluctuate with the performance of the Separate Account divisions you select. Your Separate Account divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the Separate Account divisions. It is possible you could lose your entire investment.
Suitability	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by Massachusetts Mutual Life Insurance Company.
Early Surrender	If you surrender your policy, you will be subject to surrender charges during the first 14 policy years and during the first 14 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads.” The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
Withdrawals	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
Termination	Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges and the safety test is not met, or if total policy debt exceeds the net surrender value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
Limitations on Access to Cash Value

•   Withdrawals were not available during the first policy year.

•   A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

•   We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

•   The minimum withdrawal is $100, including the withdrawal fee, which is the lesser of $25 or 2% of the amount withdrawn.

•   The maximum withdrawal is 75% of the net surrender value.

•   The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

Limitations on Transfers

Transfers from the GPA are generally limited to one per policy year and may not exceed 25% of your account value in the GPA (less any policy debt).

We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy, or we are required to reject or restrict by the applicable fund.

Impact of Loans	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. Taking a loan will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
Adverse Tax Consequences

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59½ are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

Additional Risks	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
Policy Charge Increase	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force.

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy and if you surrender the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section.

Transaction Fees

This table describes the fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge [1,2]	When you pay premium.	All Coverage Years 5% of each premium payment up to and including the expense premium; 3% of any premium payment in excess of the expense premium.	All Coverage Years 7.5% of each premium payment up to and including the expense premium; 5% of any premium payment in excess of the expense premium.
Surrender Charges [2,3,4,5] Surrender charges generally apply for the first 14 years of a segment’s coverage.	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year Current Range of Rates per $1000 of Face Amount • $3.44 – $46.29	same as current
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [2,3,4,5,6]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year • $11.83 per $1000 of Face Amount	First Coverage Year • $11.83 per $1000 of Face Amount

Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	The Lesser of: $25 per withdrawal or 2% of the amount withdrawn	The Lesser of: $25 per withdrawal or 2% of the amount withdrawn
Accelerated Death Benefit Rider [7]	When you elect an accelerated death benefit payment.	$100 – $250	$250

1	The expense premium referenced in the table is used to determine premium expense charges. For the initial face amount, the expense premium is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the expense premium is based on the age, gender, and risk classification of the insured on the effective date of the increase. The expense premium is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of expense premiums are shown in the following table. An example of how the expense premium is used to determine your premium expense charge is located under “Deductions from Premiums” in the “Transaction Charges” section.

Per $1000 of Face Amount, Non-Tobacco Risk Classification
Age	Male	Female
25	5.73	5.05
35	8.45	7.38
55	21.19	17.41
85	98.28	83.99

2	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.

3	For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and year of coverage. For each increase in the face amount, the rates are based on the age, gender, risk classification of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

4	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see “Surrender Charges” in the “Transaction Charges” section for more information.

5	Surrender charges generally apply for the first 14 years of a segment’s coverage. They decrease each year and, in any year, will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	8	0.50
2	0.93	9	0.43
3	0.86	10	0.36
4	0.79	11	0.29
5	0.71	12	0.21
6	0.64	13	0.14
7	0.57	14	0.07

6	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

7	The fee we deduct may vary by state, but will not exceed $250.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Insurance Charge [1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.03 – $25.01		• $83.33 per $1000 of Insurance Risk
Insurance charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [1,2]	Monthly, on the policy’s monthly charge date.	• $0.10 per $1000 of Insurance Risk		• $0.14 per $1000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (“substandard risks”). Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current Range of Rates • $0.01 – $ 83.33 per $1000 of Insurance Risk • $0.08 – $83.33 per $1000 of Face Amount		• $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount
Administrative Charge [3]	Monthly, on the policy’s monthly charge date.	All Policy Years • $6 per policy		All Policy Years • $12 per policy
Mortality & Expense Risk Charge	Daily.	Annual Rate • 0.55% of the policy’s average daily net assets in the Separate Account		Annual Rate • 0.90% of the policy’s average daily net assets in the Separate Account
Face Amount Charge [3,4]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Face Amount.		same as current
		Coverage Year 1-5 6+	Rate $0.09 – $0.17 $0.00
Face amount charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [2,3,4]	Monthly, on the policy’s monthly charge date.	• $0.13 per $1000 of Face Amount		• $0.13 per $1000 of Face Amount
Loan Interest Rate Expense Charge [5]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Policy Year 1-15 16+ of loaned amount	Rate 0.90% 0.50%	All Policy Years 2.0% of loaned amount

Riders	When Rider Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Disability Benefit [6,7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 – $0.26 Current Range of Rates per $100 of Specified Benefit Amount • $0.00 – $0.32	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [2,6,7]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount
Guaranteed Insurability [7] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Option Amount • $0.03 – $0.11	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [2,7]	Monthly, on the policy’s monthly charge date.	• $0.11 per $1000 of Option Amount	• $0.11 per $1000 of Option Amount
Other Insured [1] This Rider is no longer issued. • When issued on the base insured • When issued on another insured	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Rider Insurance Risk • $0.03 – $22.51 • $0.03 – $25.01	• $83.33 per $1000 of Rider Insurance Risk

Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a rider face amount of $500,000. [1,2]

•   Issued on the base insured

•   Issued on another insured

	Monthly, on the policy’s monthly charge date.	• $0.09 per $1000 of Rider Insurance Risk • $0.10 per $1000 of Rider Insurance Risk	• $0.14 per $1000 of Rider Insurance Risk
Waiver of Monthly Charges [6,7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 – $0.26	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a rider face amount of $500,000. [2,6,7]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction	• $0.06 per $1 of Monthly Deduction
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (“substandard risks”). Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current Range of Rates • $0.01 – $ 83.33 per $1000 of Face Amount	• $83.33 per $1000 of Face Amount

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the GPA (unless the Directed Monthly Deduction Program is in effect). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

1	The rates vary by a number of factors including, but not limited to, the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.

2	The rates shown for the “representative insured” are first year rates only.

3	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.

4	The face amount charge is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The rates will vary by the issue age of the insured for the initial face amount and, for increases, by the insured’s attained age on the effective date of the increase. Once set, however, the charge per $1000 of face amount remains constant during each segment’s first five coverage years, and then, in coverage years six and beyond, it is zero. The range of face amount rates reflected for coverage years 1-5 simply accounts for the range of issue ages for all potential insureds.

5	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

6	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.

7	The rates vary by the insured’s gender and age.

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that Separate Account division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2014 (before any waivers or reimbursements).1 More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy is contained in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.29%	1.16%

1	The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	23
Administrative Office	1
attained age	11
expense premium	6
face amount	12
free look	4, 13
general investment account	23
good order	11
grace period	25
guarantee period	25
guarantee premium	25
in force	4, 11
initial face amount	12
insurance risk	8
issue date	16
modified endowment contract (MEC)	5, 45
monthly charge date	40
net investment experience	24
net premium	16
net surrender value	31
planned premium	14
policy date	16
policy debt	24
policy debt limit	32
register date	17
safety test	25
Separate Account division	4, 19
valuation date	11
7-pay test	45

The Company

In this prospectus, “the Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities and retirement products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

General Overview

The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the insured reaches attained age 85. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.) This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and the GPA. Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. We can only act upon your request if we receive it in “good order.” “Good order” means that all the documents and forms necessary to process a request are complete and received by us at the location designated by us for the particular transaction (e.g., our Administrative Office; bank lockboxes; our secure website). Contact our Administrative Office to learn what information we require for your request to be in good order. Generally, your request must include the information, documentation, instructions, and/or authorization we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the close of the NYSE is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. See the “When We Pay Death Benefit Proceeds” and the “Other Policy Rights and Limitations” sections. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment options.

Your life insurance policy provides coverage while the policy is “in force.” “In force” means that the policy has not terminated. Unless required by state law, this policy does not mature or provide an endowment in a specific policy year as some traditional life insurance policies do. Policies issued in New York will mature at attained age 100. Any net surrender value the policy has on the maturity date will be paid to the owner.

This policy is “participating,” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or life settlement, typically has transaction costs that may reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to “Sales to Third Parties” in the “Federal Income Tax Considerations” section for more information.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured who was age 86 or older. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary to receive any death benefit in the application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request in good order to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request in good order.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum initial “face amount” of a policy was, and is $50,000. The owner selected, within our limits, the policy’s face amount. The face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The “initial face amount” is the face amount that was in effect on the policy date. It is listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, then coverage began on the date those items were received in good order at our Administrative Office.

Policies generally were issued with rates that vary based on a number of factors including, but not limited to, the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose rates do not vary by the gender of the insured. Policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to Return the Policy

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it (free look) within 10 calendar days after you received it. If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue, however, the following information will give you a general understanding of our refund procedures if you cancel your policy.

In most states we refunded the policy’s account value less any withdrawals and any policy debt. In these states, if your premium was received in good order, it was allocated to your investment choices on the day after the policy’s issue date.

In certain other states we refunded the premium paid less withdrawals and policy debt. In those states your premium payment was held in the MML Money Market division of the Separate Account during the free look period.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the policy or contract surrendered, and there may be a new surrender charge for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different. A new policy will also have a new contestability period which generally provides that the insurance company has the right, for a limited time period, to void the policy after it has been in force due to misrepresentation or concealment by the insured in obtaining the policy.

You should also note that once you have replaced your life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new life insurance policy or annuity contract during the “free look” period.

If you purchase the policy described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial premium payment from the other company for a substantial period of time after we receive your signed application.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the face amount;
•	the insured’s gender;
•	the insured’s issue age;

•	the insured’s risk classification;
•	policy charges;
•	premium frequency;
•	the death benefit option; and
•	whether or not any riders apply to the policy.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency;
•	the policy’s initial face amount and death benefit option;
•	the issue age, gender, and risk classification of the insured; and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, you may contact our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the planned premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following policy anniversary date (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please read the “Policy Termination and Reinstatement” section.

Subsequent Premium Payments

If mailing a subsequent premium payment, it must be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

If you or the premium payer receives a single bill for multiple insurance policies, subsequent premium payments must be sent to:

Regular Mail:

MassMutual Financial Group

APM Payment Processing Center

PO Box 92485

Chicago, IL 60675-2485

Overnight Mail:

MassMutual Financial Group

350 North Orleans Street

Receipt & Dispatch 8th Floor

Suite 2485

Chicago, IL 60654-2485

For all other policies, subsequent premium payments must be sent to the appropriate address:

Regular Mail:

MassMutual Financial Group

PO Box 92483

Chicago, IL 60675-2483

Overnight Mail:

MassMutual Financial Group

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 92483

Chicago, IL 60654

Electronic Premium Payments

You may also initiate single or recurring premium payments for your in force policy through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account.

Requests to initiate electronic payments are effective on the valuation date that you submit the request in good order. If you wish to cancel an electronic payment, you must call our Administrative Office at 1-800-272-2216 before the end of the valuation date (generally 4:00 p.m. Eastern Time).

If a bank draft is dishonored by your bank after we have applied the payment to your policy, the transaction will be deemed void and your payment will be reversed. In addition, if you have established recurring electronic payments and we are unable to obtain payment from your bank account, we will discontinue the recurring payments. You may re-establish recurring electronic payments through our website.

Premium payments may also be made by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

Premium Payment Plan

For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your policy has entered its grace period (see the “Policy Termination and Reinstatement” section for more information). This service can be discontinued by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office at least 10 business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If a date is not specified, we will select a date and provide notice 10 days in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch to quarterly payments if:

1.	your policy has insufficient value to cover the monthly charges due and the elected premium is below the current monthly deductions; or
2.	we are unable to obtain the premium payment from the bank account.

Premium Flexibility

After the first premium has been paid, within limits, any amount of premium may be paid at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments.

We reserve the right to return any premium payment under $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a Modified Endowment Contract (MEC). We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the policy owner to allow MEC status. For more information on MECs, see the “Federal Income Tax Considerations” section.

Additionally, we will follow these procedures:

•	If we receive a subsequent premium that will cause the policy to become a MEC, we will apply to your policy the portion of the payment that will not cause the policy to become a MEC, and we will refund the balance to the premium payer except under the circumstances described below. The portion of the payment that is credited to the policy will be credited as of the valuation date the payment was determined to be in good order.
•	If the policy anniversary is within 14 calendar days of the date the premium is received, and applying the entire payment on the policy anniversary will not cause the policy to become a MEC, we will hold the payment without interest until the policy anniversary and credit the entire payment as of the policy anniversary date. If the anniversary date is not a valuation date, the payment will be credited as of the next valuation date following the policy anniversary.
•	We will notify the policy owner of any premium that is held or refunded in order to prevent the policy from becoming a MEC. You also may contact us to provide different instructions regarding how to apply your premium payment.

The procedures above may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your policy anniversary. For more information, please refer to “Modified Endowment Contracts” in the “Federal Income Tax Considerations” section.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test; and
•	the Guideline Premium Test.

If you chose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

a.	an amount equal to $100 plus double the annual expense premium for the policy;
b.	the amount of premium paid in the preceding policy year; or
c.	the highest premium payment amount that would not increase the insurance risk.

If you chose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

a.	the maximum premium for the Cash Value Accumulation Test; or
b.	the Guideline Premium Test amount that will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

Certain policy changes (including but not limited to a change in face amount, a change in risk classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each.

How and When Your Premium is Allocated

Net Premium.  Net premium is a premium payment received in good order minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the Separate Account divisions and the GPA according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation.  When applying for the policy, you indicated how you wanted net premiums allocated among the Separate Account divisions and the GPA. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission, or through our website, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.

When Net Premium is Allocated.  The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect. If you paid a premium with your application and requested a policy date earlier than the date we received your payment, interest did not accrue on your policy prior to the policy’s issue date.

The “register date” is the first date premiums were allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also have been a valuation date.

Allocation of Initial and Subsequent Net Premiums.  We allocated any net premiums received on or before the issue date of the policy to our general investment account. We did not pay you interest on these amounts or credit any interest to your policy.

These amounts were allocated among the Separate Account divisions and the GPA according to your net premium allocation instructions on the register date.

If your state of issue requires us, upon “free look,” to refund the policy’s account value, less any withdrawals and any policy debt, the register date is the valuation date that was on, or next followed the later of:

a.	the day after the issue date of the policy, or
b.	the day we received the first premium payment in good order.

If your state of issue requires us, upon “free look,” to refund either your full premium, or the premium you paid less withdrawals and less policy debt:

1.	The register date is the valuation date that was on, or next followed the later of:
a.	the day after the end of the right to return period; or
b.	the day we received the first premium in good order.
2.	We allocated existing values, held as of the policy’s issue date, to the MML Money Market division on the first valuation date after the issue date. (The existing values at that time would have been any money taken with the application for the policy less any applicable charges.); and
3.	We allocated any net premiums received after the issue date, but before the register date, to the MML Money Market division.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment in good order on a non-valuation date or after the end of a valuation date, we will apply the payment on the next valuation date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

Cashflow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Investment Choices

The Separate Account

The part of your premium that you invest in your policy’s Separate Account divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Account.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL policies. Currently, the VUL segment is divided into over 30 Separate Account divisions, subject to state availability. Each Separate Account division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

Underlying Funds

We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (www.massmutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Money Market
	MML Money Market Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Core Bond Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Balanced
	American Funds Insurance Series® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
Large Cap Value
	American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	American Century VP Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.

Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large Cap Value (continued)
	T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Large Cap Blend
	American Funds Insurance Series® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco V.I. Diversified Dividend Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MFS® Investors Trust Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Equity Index Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	Goldman Sachs Strategic Growth Fund (Institutional)	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A
	Janus Aspen Forty Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Small/Mid Cap Value
	Franklin Small Cap Value VIP Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A
Small/Mid Cap Blend
	Deutsche Small Cap Index VIP (Class A)	Adviser: Deutsche Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, Inc.
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Growth
	MFS® New Discovery Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
International/Global
	Janus Aspen Global Research Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Templeton Foreign VIP Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A
Specialty
	Invesco V.I. Global Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Managed Volatility Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC

1	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the fund. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this fund could be negative.

Addition, Removal, Closure, or Substitution of Funds.  We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.

Conflicts of Interest.  The funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take whatever steps are necessary to protect owners and payees, including withdrawing the Separate Account from participation in the funds involved in the conflict or substituting shares of other funds.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Funds.  We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy. In some cases, the compensation we receive may be offset by payments we make to fund company advisors or their affiliates for marketing support. Currently, we have one such agreement.

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the funds’ expenses because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Administrative Office at the number shown on page 1 of this prospectus.

Compensation and Fund Selection.  When selecting the funds that will be available with MassMutual’s variable contracts, we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the policy at least in part because they are managed by an affiliate.

The Guaranteed Principal Account

Net premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The general investment account has not been registered under the Securities Act of 1933 (1933 Act) or the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the general investment account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Disclosures regarding the GPA or the general investment account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general investment account, see the “Our Ability to Make Payments Under the Policy” section.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

a.	3%; or
b.	the policy loan rate less the maximum loan interest rate expense charge.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value.” The account value has two components:

1.	the variable account value; and
2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value.  Transactions in your Separate Account divisions are all reflected through the purchase and sale of “accumulation units.” For instance, before we invest your net premium payment in a Separate Account division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the Separate Account divisions. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the GPA;
•	transfers and withdrawals from the Separate Account;
•	loans deducted from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a Separate Account division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each Separate Account division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value.  The fixed account value is the accumulation of:

•	net premiums allocated to the GPA; plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is applied to the Separate Account divisions and the GPA according to your current premium allocation instructions.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on the first of each calendar month.

Policy Termination and Reinstatement

This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force as a result of making planned premium payments (for example, if the investment experience of the underlying funds has been unfavorable, your net surrender value may decrease even if you make periodic premium payments). Conversely, the policy will not necessarily terminate if you do not make planned premium payments since the policy may have enough account value to cover the monthly deductions. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Policy Termination.

If there is no policy debt, the policy may terminate without value if:

•	its account value on a monthly charge date cannot cover the charges due; and
•	the safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	the policy debt (which includes accrued interest) exceeds the account value, less surrender charges and less any monthly charges due.

We refer to all outstanding loans plus accrued interest as “policy debt.”

In this situation, your account value equal to any policy debt and any applicable surrender charges will be forfeited.

Safety Test (Not available in New York).  The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. The safety test can be met only during the guarantee period stated in the policy. Even if the safety test is met, this policy will terminate if policy debt exceeds the account value.

Each guarantee period has an associated monthly guarantee premium. The amount of the “guarantee premium” depends on:

•	the insured’s issue age;
•	the insured’s gender;
•	the insured’s risk classification;
•	the current face amount; and
•	the death benefit option in effect at the time.

A face amount increase or the addition of any riders may increase the amount of guarantee premium. Likewise, a face amount decrease or the removal of any riders may decrease the amount of guarantee premium.

During the guarantee period, the safety test is met if:

(A)	premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

equal or exceed,

(B)	the total of all monthly guarantee premiums since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the “guarantee period” is the first five policy years. Guarantee periods may vary by state.

Example:

Assume your policy is in the guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period.  Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

If there is no policy debt, the amount of premium needed to avoid termination will be the lesser of:

a.	the amount needed to satisfy the safety test, or
b.	the amount needed to cover the monthly charges due.

If there is policy debt, the amount of premium needed to avoid termination will be the amount needed to increase the net surrender value to an amount sufficient to cover the monthly charges.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the amount of premium needed to avoid termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid termination and any policy debt.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy.  If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that the insured is still insurable;
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and
4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see the “Policy After You Reinstate” section below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy After You Reinstate.  If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time, then the applicable surrender charge will not be reinstated.

We do not reinstate policy debt.

Upon reinstatement, the safety test will apply.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force, you may generally transfer funds among the Separate Account divisions and to or from the GPA. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.

All transaction requests must be submitted in good order to our Administrative Office. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We reserve the right to suspend telephone, website, and/or fax privileges at any time.

Transfers

You may generally transfer all or part of a Separate Account division’s account value to any other Separate Account division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone or through our website, subject to certain restrictions. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

Generally, there is no limit on the number of transfers you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.

We limit transfers from the GPA to the Separate Account divisions to one each policy year. You may not transfer more than 25% of the GPA value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the GPA value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the GPA during these three years,

then you may transfer the remainder of the GPA value (less any policy debt) out of the GPA in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Dollar Cost Averaging Program

The Dollar Cost Averaging (DCA) Program is an automated transfer program that provides scheduled transfers of a set amount from a selected Separate Account division to any other Separate Account division(s) or the GPA.

DCA will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA Program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $1000 of account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that Separate Account division and allocated to other Separate Account divisions or to the GPA. The minimum transfer amount for the DCA Program is $100. However, account value held in the GPA cannot be transferred out of the GPA through the DCA Program.

Since the same, specified dollar amount is transferred to each Separate Account division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If on a specified DCA transfer date, however, the Separate Account division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.

To elect DCA, complete our Dollar Cost Averaging request form and send it to us for processing. You can also elect DCA on our website, subject to certain restrictions. You may not elect DCA for the policy while Portfolio Rebalancing is in effect. In addition, the DCA transfer date can not occur within 66 days of the policy’s issue date. We do not charge you to participate in the Dollar Cost Averaging Program.

We may at any time modify, suspend, or terminate the DCA Program without prior notification.

Portfolio Rebalancing Program

The Portfolio Rebalancing Program is an automated transfer program that allows you to rebalance your portfolio on a pre-determined schedule that you set. The GPA is not included in the Portfolio Rebalancing Program.

Over time, varying investment performance among the Separate Account divisions may cause the ratios of your account value in those selected Separate Account divisions to change. The Portfolio Rebalancing Program allows you to choose Separate Account divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among all the divisions you select so that the account values in the selected Separate Account divisions match the ratios you set.

In order for portfolio rebalancing to occur, the account value in at least one of the selected funds must vary from your chosen ratio by at least $25.00. In addition, the first rebalancing will not occur within 66 days of the policy’s issue date.

To elect the Portfolio Rebalancing Program, complete our Portfolio Rebalancing request form and send it to us for processing. You can also elect Portfolio Rebalancing Program by telephone or through our website, subject to certain restrictions. Portfolio Rebalancing requests received in good order at our Administrative Office will generally be processed within 5 business days of receipt.

You may not elect the automated Portfolio Rebalancing Program while Dollar Cost Averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing Program. We may at any time modify, suspend, or terminate the Portfolio Rebalancing Program without prior notification. Portfolio rebalancing will not assure you of a profit and will not protect you against loss in declining markets.

If you prefer a one-time portfolio rebalance instead of the automated Portfolio Rebalancing Program, you may complete our administrative form and send it to us for processing. You can also elect Unscheduled Portfolio Rebalancing by telephone or through our website, subject to certain restrictions. Unscheduled Portfolio Rebalancing transactions are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your Unscheduled Portfolio Rebalancing request will be effective as of the next valuation date.

Example:

Assume that your initial net premium payment is split among four Separate Account divisions: MML Managed Bond, MML Blend, MML Equity and Oppenheimer Main Street.

Further assume that you have also completed a Portfolio Rebalancing form indicating that you want the values in the Separate Account divisions rebalanced quarterly as follows:

•    60% in MML Managed Bond and

•    40% in Oppenheimer Main Street.

Over the next 2 1⁄2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected Separate Account divisions in your Portfolio Rebalancing Program.

On the first day of the next quarter, we will sell all units in the MML Blend and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Oppenheimer Main Street (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Oppenheimer Main Street division to bring the ratio of the two investment choices to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee. The withdrawal fee will be 2% of the requested withdrawal amount or $25.00, whichever is less. We do not charge a surrender charge for a withdrawal.

You can make a withdrawal by sending us a written request on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding Separate Account division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned account value in the GPA. If you request a maximum partial withdrawal the amount of the withdrawal will be deducted proportionately from the available Separate Account divisions and the non-loaned account value in the GPA.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount, may have adverse tax consequences and the premium limitations will change. For more information on tax implications see the “Federal Income Tax Considerations” section and for more information on premium limitations see the “Premium Limitations” section.

Example:

Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of $600,000 and an account value of $120,000. If you make a withdrawal of $30,000, the account value will be reduced to $90,000 and the face amount will be reduced to $570,000. The withdrawal payment will be $29,975 ($30,000 minus a $25 withdrawal fee).

If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the face amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the “Death Benefit” section.)

We will not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum face amount.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please refer to the “Other Policy Rights and Limitations” section for more information.

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please refer to the “Other Policy Rights and Limitations” section for more information.

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Net Surrender Value.  The net surrender value of the policy is equal to:

•	the account value, minus
•	any surrender charges that apply, and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserved the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is calculated as follows:

•	90% of:
a.	the policy’s current account value, minus
b.	any current applicable surrender charge,
•	less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan.  You may take a loan by completing a loan request form and sending it to our Administrative Office. You must assign the policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the Separate Account divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please refer to the “Loan Interest Charged” section below for more information.

Payment of Proceeds.  Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate amounts from the Separate Account divisions and/or the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the GPA. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. Please refer to the “Other Policy Rights and Limitations” section for more information.

Interest Credited on the Loaned Value.  When you take a loan, we transfer an amount equal to the loan to the loan section of the GPA. This amount earns interest at a rate equal to the greater of:

a.	3%; or
b.	the policy loan rate less the current loan interest rate expense charge.

On each policy anniversary, the interest rate earned on any outstanding loan is applied to the Separate Account divisions according to the values in them at that time. If you have no value in the Separate Account at that time, then the interest earned on any outstanding loan remains in the GPA.

Loan Interest Charged.  At the time you applied for the policy, you selected either a fixed loan interest rate of 5% or an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

a.	the published monthly average for the calendar month ending two months before the policy year begins; or
b.	4%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the Separate Account divisions and the GPA according to the then current value in those Separate Account divisions and the GPA and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to “Policy Termination” in the “Policy Termination and Reinstatement” section.

Effect of a Loan on the Values of the Policy.  A policy loan negatively affects policy values because we reduce the death benefit and net surrender value by the amount of the policy debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s net surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your net surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and net surrender value that might otherwise be payable.

Whenever you reach your “policy debt limit,” your policy is at risk of terminating, even if the safety test is met. Your policy debt limit is reached when total policy debt exceeds the account value less surrender charges. If this happens, we will notify you in writing. “Policy Termination” in the “Policy Termination and Reinstatement” section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please refer to the “Federal Income Tax Considerations” section for more information.

Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. (Refer to “Transfers” in the “Policy Transactions” section for more information.) As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account.

Repayment of Loans.  All or part of your policy debt may be repaid at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the valuation date it is received in good order. If we receive the loan repayment in good order on a non-valuation date or after the end of a valuation date, the loan repayment is effective as of the next valuation date.

You may initiate single or recurring loan repayments through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account. In addition, loan repayments may be mailed to the same address used for subsequent premium payments. Refer to the “Subsequent Premium Payments” and the “Electronic Premium Payments” sections for more information.

Any loan repayment made within 30 days prior to the policy anniversary date will be used to first pay policy loan interest due. For any other loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until all loan amounts originally deducted from that account have been repaid. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account divisions, based on your premium allocation instructions in effect at that time. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of the premium expense charge. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured;
•	the proceeds payable when you surrender the policy; or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.

The minimum death benefit for your policy is based on your policy’s account value as described below.

While the policy is in force, you may make changes to the death benefit option and face amount. You must pay any premium due before such transaction requests can be processed.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You chose the test when you applied for the policy. You cannot change your choice of test after the policy is issued. (Appendix A contains examples of the minimum death benefit impact on the death benefit.)

Cash Value Accumulation Test.  Under this test, the minimum death benefit on any date is equal to the account value on that date multiplied by the death benefit factor for the insured’s attained age on that date. The death benefit factor depends on the insured’s:

•	gender;
•	attained age; and
•	risk classification.

Guideline Premium Test.  Under this test, the minimum death benefit on any date is equal to the account value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the attained age of the insured.

The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test depended on how you intended to pay premiums. In general, if you intended to pay premiums only in the early policy years, the Cash Value Accumulation Test might have been appropriate. If you intended to pay level premiums over a long period of years, the Guideline Premium Test might have been more appropriate. You should have reviewed policy illustrations of both approaches with your registered representative to determine how the policy would work under each test, and which was best for you.

Death Benefit Options

When you applied for the policy, you chose one of three death benefit options. These are:

•	Option 1 – The benefit amount is the greater of:
a.	the face amount on the date of death; or
b.	the minimum death benefit on the date of death.

•	Option 2 – The benefit amount is the greater of:
a.	the face amount plus the account value on the date of death; or
b.	the minimum death benefit on the date of death.

•	Option 3 – The benefit amount is the greater of:
a.	the face amount plus the premiums paid (less any premiums refunded) to the date of death; or
b.	the minimum death benefit on the date of death.

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum death benefit. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the Separate Account divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The “Policy Value” section provides more detailed information on how your policy’s account value is determined.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while the insured is living. However, a death benefit option change cannot be processed during a grace period, and no change will be permitted beyond the insured’s attained age 85. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send a written request in good order to our Administrative Office to change your death benefit option. We do not currently require evidence of insurability. We do, however, reserve the right to require a written application and evidence of insurability satisfactory to us for any death benefit option change that results in a face amount increase.

The death benefit option change will be effective on the monthly charge date that is on or precedes the date we approve the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will change;
•	the charge for certain additional benefits may change;
•	the premium limitations will change (for more information see the “Premium Limitations” section); and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the policy’s account value (or net surrender value if there is policy debt) cannot keep the policy in force with the requested change in face amount, a premium payment may be required.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, the premium limitations will change (see the “Premium Limitations” section for more information), and your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Face Amount.  To increase the policy face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage. An increase in face amount cannot be processed during a grace period.

An increase in face amount may not be:

a.	less than $15,000; or
b.	made after the anniversary of your policy’s issue date nearest the insured’s 85th birthday.

If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

Additional insurance charges and face amount charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 14 years of each segment of coverage.

Any increase elected under any insurability protection type of rider will be effective as directed in the rider. Any other face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Decreases in Face Amount.  You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request in good order to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in “Surrender Charges for Decreases in Face Amount” in the “Transaction Charges” section.

A decrease will reduce the face amount in the following order:

1.	the face amount of the most recent increase; then
2.	the face amounts of the next most recent increases successively; and last
3.	the initial face amount.

You may not decrease the face amount if the decrease would result in a face amount of less than the minimum face amount ($50,000).

Face amount decreases will be effective on the monthly charge date that is on or precedes the date we receive (in good order at our Administrative Office) your written request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of any applicable partial surrender charge. The remaining surrender charge will be reduced by the amount of the partial surrender charge assessed when the face amount is decreased. If the policy’s account value (or net surrender value if there is policy debt) cannot keep the policy in force, a premium payment may be required.

Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two years:

a.	after the policy is issued;
b.	after an increase in the face amount; or
c.	after reinstatement.

These two-year periods are called the policy’s “contestable periods.” We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a face amount increase, except for failure to pay premiums.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive this additional information, payment could be delayed.

We can also delay payment of the death benefit during periods when:

•	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or
•	the SEC, by order, permits us to delay payment in order to protect our owners;

and if

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.

If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draft book to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited. The beneficiary may close the BMA at any time and place the remaining proceeds in another payment option listed below. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the GPA.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the alternate life income provision.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Installments of a Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the alternate life income provision.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the alternate life income provision.

If the Life Income, Life Income with Payments Guaranteed for Amount Applied or Joint Life Income with Reduced Payments to Survivor payment option is elected, the named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables in your policy. The election must be made at the time the income is to begin. The monthly alternate life income will be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

The minimum amount that can be applied under a payment option is $5,000 per beneficiary. If the periodic payment under any option is less than $50, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.

Although the Death Benefit is generally excludible from the income of the beneficiary who receives it, interest on the Death Benefit is includible in the beneficiary’s income.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•	If the death occurs within two years after reinstatement of the policy, we will refund the sum of the premium paid to reinstate and all premiums paid thereafter, less any premiums returned, and withdrawals after reinstatement and any policy debt at the time of death.
•	If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under the Policy

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we may charge a fee when you exercise the rider.

If you choose to add a rider, you may cancel it at any time upon written request. You may not, however, add or remove a rider during a grace period. You must pay any premium due before such transaction requests can be processed. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information, see the “Premium Limitations” section. Having one or more riders that have monthly charges will increase the overall cost of your policy.

Following is a brief description of the riders that can, subject to state availability, be added to the policy; however, the Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider. You may not add a rider during a grace period. For more information on these riders please refer to the SAI or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider.  This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

If a claim is made under this rider, then we will assess a fee that is deducted from the accelerated benefit payment and will reduce the amount you receive. The fee may vary by state, but will not exceed $250. In states where this rider is available, it is included automatically with the policy.

Disability Benefit Rider.  This rider provides a disability benefit while the insured is totally disabled as defined in the rider. Under this rider we will credit a specified monthly amount as indicated in your policy and we will also waive the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Guaranteed Insurability Rider — This Rider Is No Longer Issued.  This rider provides the right to increase the face amount of the policy or purchase a new policy without evidence of insurability on certain options dates as defined in the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Other Insured Rider — This Rider Is No Longer Issued.  This rider provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

In deciding whether to use the Other Insured Rider as part of the total coverage under your policy, you should consider a number of factors. The factors listed below compare a policy with the rider to a policy of equal total face amount, but without the rider, assuming the insured named in the rider is the same as the insured named in the base policy.

•	Since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect.
•	The policy may have lower account values in later years.
•	Decreasing the rider face amount would not incur a surrender charge.
•	The amount of premiums you may pay each policy year may be lower.
•	If your policy has the Disability Benefit Rider (discussed earlier in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

Substitute of Insured Rider.  This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy. There is no charge for this rider.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Waiver of Monthly Charges Rider.  Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums.  We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium up to and including the expense premium and 3% of premium over the expense premium. The maximum premium expense charge we can deduct is 7.5% of premium up to and including the expense premium, and 5% of premium over the expense premium.

Example:

Assume that you are a 35-year-old male, non-smoker and that your policy has a face amount of $200,000. The expense premium for your policy is 8.45 per $1000 of face amount or 1690 (200 x 8.45).

Now assume that you make a premium payment of $1000. Your premium expense charge is 7.5% of your premium payment up to and including the policy’s expense premium. Since your premium payment is less than the policy’s expense premium of 1690, your premium expense charge will be $75 (7.5% x $1000).

If your premium payment had been $2000, it would have exceeded the expense premium by $310 ($2000-1690). Consequently, your premium expense charge would have been $142.25:

•    7.5% of $1690 ($126.75) plus

•    5% of $310 ($15.50).

If you have increased the policy face amount, the expense premium used for this charge is the total of the expense premium for the initial face amount and for all increases.

Withdrawal Fee.  If you make a withdrawal from your policy, we deduct from the amount you withdraw the lesser of $25 or 2% of the amount withdrawn. This fee is guaranteed not to increase for the duration of the policy. (We will deduct the withdrawal fee from the amount withdrawn.) This fee reimburses us for processing the withdrawal.

Surrender Charges.  There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. (See “Policy Termination” in the “Policy Termination and Reinstatement” section for more information.) Generally, these charges will apply during:

•	the first 14 years of coverage; and
•	the first 14 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the GPA in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first year of coverage the charge was based on the expense premium for that coverage. It was equal to the expense premium of the policy for standard risks, multiplied by 140%.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100%	8	50%
2	93%	9	43%
3	86%	10	36%
4	79%	11	29%
5	71%	12	21%
6	64%	13	14%
7	57%	14	7%

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Surrender Charges for Decreases in Face Amount.  If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a pro-rata surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the pro-rata surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee.  We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee may vary by state, but will not exceed $250 and is deducted from the accelerated death benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge.  We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is 0.90% in policy years 1 through 15, and 0.50% in policy years 16 and beyond. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the GPA. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date.

The “monthly charge date” is the date on which monthly charges for the policy are due. The first monthly charge date was the policy date. Subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy’s specifications pages. Monthly charges are deducted from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge.  The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The current administrative charge is $6 per policy, per month. The maximum administrative charge is $12 per policy, per month.

Face Amount Charge

The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue age of the insured for the initial face amount; and
•	for each increase, the insured’s age at time of the increase;

and it is multiplied by the segment face amount. This charge is assessed during the first five years of each segment of coverage.

Insurance Charge.  The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by deducting accumulation units, proportionately, from each Separate Account division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specifications pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Cost of insurance charges for the policy will not be the same for all policy owners. Your policy’s actual or current insurance charge rates are based on a number of factors including, but not limited to, the insured’s issue age (and age at increase, if applicable), risk classification, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the Insurance Charge is Calculated

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year; and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%); and
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1(a) above.

Step 2:	We allocate the insurance risk in proportion to the face amount of each segment and each increase that is in force as of your monthly charge date.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A:

i.	assuming the minimum death benefit is in effect; and then
ii.	assuming the minimum death benefit is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date; and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same issue age, gender, risk classifications, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments;
•	investment performance;
•	fees and charges assessed;
•	the addition or deletion of certain riders;
•	rider charges;
•	withdrawals;
•	policy loans;
•	changes to the face amount; and
•	changes to the death benefit option.

Additional Mortality Fees.  Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (“substandard risks”). Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges.  The charges for the following riders are deducted from the account value on each monthly charge date: Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider and Waiver of Monthly Charges Rider.

The current charge for the Waiver of Monthly Charges Rider is $0.01 to $0.26 per $1 of monthly deductions. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.01 to $0.26 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0 to $0.32 per $100 of specified benefit amount. Monthly charges will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

The rates for the Other Insured Rider vary by the insured’s gender, issue age, risk classification and year of coverage. Current rates range from $0.03 to $25.01 per $1,000 of rider insurance risk. Monthly charges will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 100.

The current charge for the Guaranteed Insurability Rider is $0.03 to $0.11 per $1,000 of optional insurance coverage. Monthly charges will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 46.

The rates for the Waiver of Monthly Charges Rider, Disability Benefit Rider and Guaranteed Insurability Rider vary by the insured’s gender and age.

Directed Monthly Deduction Program.  You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the GPA, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect the DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The DMDP will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have sufficient account value to cover the monthly charges due in your selected option on any monthly charge date, we will deduct the monthly charges pro rata from all investment options with account value. We may, at any time, modify, suspend, or terminate the DMDP without prior notification.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge.  The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.55% in all policy years. The maximum annual percentage is 0.90% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the GPA.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the policy.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. See each fund’s prospectus for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (MEC) under federal tax law. See “Modified Endowment Contracts” later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued; and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:

1.	amount of outstanding policy debt at or near the maximum loan value;
2.	unfavorable investment results affecting your policy account value;
3.	increasing monthly policy charge rates due to increasing attained age of the insured;
4.	high or increasing amount of insurance risk, depending on death benefit option and changing account value; and
5.	increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various Separate Account divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each Separate Account division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59½; or
•	made because the taxpayer became disabled; or
•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

a.	the accumulated amount paid under the policy at any time during the first seven contract years exceeds

b.	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the “7-pay test” and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies

The IRC contains certain notice and consent requirements for “employer-owned life insurance” policies. The IRC defines “employer-owned life insurance” as a life insurance contract:

a.	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);
b.	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and
c.	under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:

a.	the employer intends to insure the employee’s life;
b.	the maximum face amount for which the employee could be insured at the time the contract was issued; and
c.	the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);
2.	The insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

If the owner of the life insurance policy is a corporation, there may also be an indirect tax upon the income in the policy or the proceeds of the policy under the federal corporate alternative minimum tax.

Generation Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:

1.	proof of residency (in accordance with IRS requirements); and
2.	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. The IRS has also taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charges incurred prior to the sale. This adjustment will result in a higher taxable gain than had the basis not been reduced.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, a Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final regulations issued in 2013, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy.  Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Your Voting Rights.  We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those Separate Account divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that Separate Account division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Understanding Your Product.  Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•	you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you:
1.	the limitations on account value access; and
2.	the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions.  Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for more than 10 working days, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We may suspend or postpone transfers from the Separate Account divisions, or delay payment of the net surrender values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:

•	it is not reasonably practical to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or
•	the SEC, by order, permits us to delay payment in order to protect our owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Charges.  We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things:

•	create new divisions of the Separate Account;
•	create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	eliminate divisions of the Separate Account;
•	close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;

•	combine the Separate Account or any Separate Account divisions with one or more different separate accounts or Separate Account divisions;
•	transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account division;
•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and
•	change the name of the Separate Account.

Distribution

The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company and the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and prior to April 1, 2014, MML Distributors served as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements (Distribution Agreements) with MML Distributors. Effective April 1, 2014, MML Strategic Distributors, LLC (MSD) replaced MML Distributors in all such Distribution Agreements for these policies.

Both MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD receive compensation for their actions as principal underwriters of the policies.

MassMutual also contracted with outside firms who acted as Wholesale Distributors and who may have assisted broker-dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training, marketing and other sales-related functions to broker-dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as Services). Some Wholesale Distributors are also broker-dealers who were authorized on their own behalf to sell the policy. MassMutual (through MSD) compensates these Wholesale Distributors for the Services.

Commissions and Allowances Paid to MMLIS and Broker-Dealers.  Commissions are paid to MMLIS and all broker-dealers involved in the sale of the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

We also pay expense allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesale Distributor Compensation.  MassMutual pays commissions and allowances to Wholesale Distributors who were authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a broker-dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (Progressive Compensation Program). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.

The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor including traditional whole life and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Payments to Wholesalers.  In addition to the commissions described above, we may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.

These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers who place business through Wholesalers that receive such payments and may have influenced the way that a broker-dealer or Wholesaler marketed the policy.

Compensation in General.  The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Computer System Failures and Cybersecurity

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, computer systems may be vulnerable to disruptions or breaches as a result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of the computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.

Our Ability to Make Payments Under the Policy

Our Claims Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

Obligations of Our Separate Account.  Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. See “The Separate Account” section.

Obligations of Our General Investment Account.  Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.

Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act, and we have been advised that the Securities and Exchange Commission staff has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on policy owners, insureds, beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.

Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the Separate Account are included in the Statement of Additional Information (SAI). You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

Appendix A

Hypothetical Examples of the Impact of the Minimum Death Benefit

Example I

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example II

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We file the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

Securities Act file number: 333-49475

Class (Contract) Identifier: C000027257

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2015

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2015, for the Variable Universal Life (VUL) policy. The VUL policy and its prospectus may be referred to in this SAI.

For a copy of the VUL prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the internet at www.massmutual.com, or access the Securities and Exchange Commission website at www.sec.gov.

	SAI	Prospectus
General Information and History	2
Company	2	11
The Separate Account	2	19

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
Purchase of Shares in Underlying Investment Funds	2
Annual Reports	2
Incidental Benefits	3
• Benefits Available by Rider	3	38

Underwriters	6	50
Commissions	6
Allowances/Overrides	7
Additional Compensation	7

Additional Information	7
Underwriting Procedures	7
Increases in Face Amount	8	35

Performance Data	8

Experts	9

Financial Statements	9
The Registrant	9
The Depositor	10

Variable Universal Life

Statement of Additional Information

1

GENERAL INFORMATION AND HISTORY

Company

In this SAI, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities and retirement products to individual and institutional customers. MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Separate Account

The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the guaranteed principal account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE

OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will provide the policy owner a report showing the following policy information:

•	the account value at the beginning of the previous policy year;

•	all premiums paid since that time;

•	all additions to and deductions from the account value during the year; and

•	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Variable Universal Life

Statement of Additional Information

2

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability; however, the Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met:

1.  we receive the owner’s written request for payment of an accelerated death benefit under the policy;

2.  we receive the insured’s written authorization to release medical records to us;

3.  we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy; and

4.  we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (the “Eligible Amount”) is equal to the excess of:

•	the base policy death benefit over the account value; and

•	the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

Variable Universal Life

Statement of Additional Information

3

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made;

•	if the base policy terminates;

•	if the base policy matures;

•	the base policy is changed to a different policy on which the rider is not available; or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy.

Disability Benefit Rider. This rider provides a disability benefit while the insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally disabled:

•	On specific monthly charge dates, we will credit an amount to the account value equal to the specified benefit amount shown on the policy’s specifications pages for this rider. This amount will be treated as a net premium.

•	We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, the insured refuses or fails to have an examination we require, or the day before the insured’s attained age 65, unless total disability began before the insured’s attained age 60 in which case the waiver part of the monthly benefit will continue beyond attained age 65 while the insured remains totally disabled.

Guaranteed Insurability Rider — This rider is no longer issued. For policy owners who currently own this rider, it provides the right to increase the face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required, however, to elect an increase in the face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 46th birthday. Substitute option dates occur 91 days after the insured’s marriage, the birth of the insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born (up to a maximum of three).

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

The rider option amount is subject to a maximum limit of $125,000, or, if less, two times the face amount of the base policy on the effective date of an increase in the rider option amount.

The rider terminates:

•	after the last regular option date as defined in the rider;

•	following election of the last face amount increase that may be elected under the rider;

•	a decrease in the policy’s face amount;

•	if the policy is changed to another policy under which this rider is not available; or

•	if the policy terminates.

Variable Universal Life

Statement of Additional Information

4

Other Insured Rider — This rider is no longer issued. For policy owners who currently own this rider, it provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.

While the policy insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy insured, the rider may be converted upon the death of the insured (but only before attained age 70 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

The rider terminates on the latest rider expiration date shown in the rider’s policy specifications for an other insured, on the expiration of the 90-day conversion period following the death of the base policy insured, at the end of the grace period for any unpaid premium under the policy, upon termination of the base policy for any other reason, if the base policy is changed to a different policy on which the rider is not available, or at conversion of the remaining rider face amount under the rider.

Substitute of Insured Rider. This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, and the age of the substitute insured on the policy date is within the issue age range as specified in the rider.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk classification of the substitute insured.

The rider terminates upon the current insured’s attained age 75, at the time of the exercise of the rider, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates for any other reason.

The rider is included automatically with the policy.

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the insured’s attained age 65 if the disability began when the insured was attained age 60 or older.

Variable Universal Life

Statement of Additional Information

5

UNDERWRITERS

The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company and the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and prior to April 1, 2014, MML Distributors served as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements (Distribution Agreements) with MML Distributors. Effective April 1, 2014, MML Strategic Distributors, LLC (MSD) replaced MML Distributors in all such Distribution Agreements for these polices.

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MML Distributors is located at 100 Bright Meadow Boulevard, Enfield, CT 06082-1981. MMLIS, MML Distributors and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS, MML Distributors and MSD were paid the compensation amounts shown below for their actions as principal underwriters for all variable life insurance policies sold through the Separate Account, including those described in the prospectus.

Year	MMLIS	MML Distributors	MSD
2014	$567,638	$512	$31,237
2013	$668,933	$1,622	N/A
2012	$1,098,537	$110,275	N/A

We no longer offer this policy for sale to the public. However, policy owners may continue to make premium payments to their policies.

Commissions

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

The maximum commission percentages we pay to MMLIS registered representatives and broker-dealers (including Wholesale Distributors who are broker-dealers) are:

First Year Commission	Commission in Year 2	Commission in Years 3-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	3% (5% for MMLISI registered representatives during years 3-5) of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium

We also pay a commission of 0.15% of the average monthly account value during the years after the first Policy Year.

Variable Universal Life

Statement of Additional Information

6

Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS, MML Distributors and MSD as shown below.

Year	MMLIS	MML Distributors	MSD
2014	$292,643	$7,772	$25,257
2013	$261,216	$31,183	N/A
2012	$268,759	$31,768	N/A

Allowances/Overrides

MassMutual, through MSD, pays expense allowances in connection with the sale of the policies. The maximum allowance percentage we pay to broker-dealers (who are not Wholesalers) is 92% of the first year commission.

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesale Distributors are as follows: 2% of premium paid up to the Target Premium in Policy Years 2-10, 1% of premium paid over the Target Premium in all Policy Years, and 0.01% of the average monthly account value during the year after the first Policy Year.

Additional Compensation

MassMutual may pay Additional Compensation to Wholesale Distributors for services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections. The payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.

A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesale Distributor meets established target premium thresholds. The maximum Renewal Bonus Compensation paid to a Wholesale Distributor in subsequent Policy Years is as follows: 5% of Target Premium during Policy Year 2, and 9% of Target Premium during Policy Years 3-5.

The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life and universal life insurance policies as well as variable life insurance policies.

ADDITIONAL INFORMATION

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that:

1.  you had to complete an application and submit it to our Administrative Office; and

2.  we usually required that the insured have a medical examination.

Variable Universal Life

Statement of Additional Information

7

Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each policy anniversary based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The insurance charge rate will not exceed those shown on the policy’s specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Special risk classifications are used when mortality experience in excess of the standard risk classifications is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are three non-rated classifications: select preferred, preferred non-tobacco, and preferred tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk classification.

It is possible for risk classifications of prior segments to change in order to match the risk classification of a new segment. In cases where the risk classifications are different, the Company may change the risk classification of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classifications of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classifications of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classifications of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the face amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first 14 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

Variable Universal Life

Statement of Additional Information

8

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for VUL on our website at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2014 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2014 and 2013, and for the three-year period ended December 31, 2014, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 20, 2015 states that the Company prepared the financial statements of Massachusetts Mutual Life Insurance Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2014

Statements of Operations and Changes in Net Assets for the years ended December 31, 2014 and 2013

Notes to Financial Statements

Variable Universal Life

Statement of Additional Information

9

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2014 and 2013

Statutory Statements of Income (Loss) for the years ended December 31, 2014, 2013, and 2012

Statutory Statements of Changes in Surplus for the years ended December 31, 2014, 2013, and 2012

Statutory Statements of Cash Flows for the years ended December 31, 2014, 2013, and 2012

Notes to Statutory Financial Statements

Variable Universal Life

Statement of Additional Information

10

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Policy owners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2014, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2014, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 3, 2015

LA2050	F-1

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)

ASSETS
Investments
Number of shares	2,599,696	16,794	1,422,255	861,876	557,246	470,203	1,773,377	188,778	2,032	588,100	1,213	133,482

Identified cost	$17,310,507	$157,895	$8,609,494	$14,700,483	$20,347,123	$5,527,469	$45,056,610	$4,593,928	$89,046	$9,276,547	$13,291	$2,159,988

Value	$26,282,931	$167,603	$13,383,420	$19,012,988	$29,205,236	$8,143,918	$66,253,376	$7,028,206	$128,680	$13,126,383	$13,819	$2,326,592
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	39,933	102	1,895	-	12,165	60	-	7,266	-	27,077

Total assets	26,282,931	167,603	13,423,353	19,013,090	29,207,131	8,143,918	66,265,541	7,028,266	128,680	13,133,649	13,819	2,353,669

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	2,619	5	-	-	-	191	-	-	4	-	6	-

NET ASSETS	$26,280,312	$167,598	$13,423,353	$19,013,090	$29,207,131	$8,143,727	$66,265,541	$7,028,266	$128,676	$13,133,649	$13,813	$2,353,669

Outstanding Units
Policy owners	13,543,405	151,511	5,013,429	8,141,405	11,596,041	3,211,396	24,279,433	2,699,853	106,337	4,048,324	6,631	463,907

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.77	-	3.24	-	-	-	-	-	-	-	2.16	5.26
Variable Life Select	1.90	-	-	-	-	-	2.67	-	-	-	-	-
Strategic Group Variable Universal Life®	1.92	-	2.56	-	-	-	-	2.58	-	-	-	-
Survivorship Variable Universal Life	2.30	-	2.83	2.48	2.69	2.67	3.43	-	-	3.45	-	-
Variable Universal Life	2.04	-	2.73	2.39	2.60	2.47	2.87	-	-	3.33	-	-
Strategic Variable Life® Plus	1.70	1.11	3.10	-	-	-	-	2.71	1.21	-	1.99	4.97
Survivorship Variable Universal Life II	1.83	-	2.83	2.48	2.69	2.58	2.49	-	-	3.45	-	-
Variable Universal Life II
Tier 1	1.92	-	2.67	2.34	2.54	2.54	2.72	-	-	3.25	-	-
VUL GuardSM
Tier 1	2.60	-	2.75	2.41	2.61	3.18	3.20	-	-	3.35	-	-
Tier 2	2.17	-	2.31	2.12	2.14	2.32	2.61	-	-	2.64	-	-
Tier 3	2.11	-	2.24	2.06	2.09	2.25	2.54	-	-	2.56	-	-
Tier 4	2.14	-	2.27	2.08	2.11	2.28	2.57	-	-	2.59	-	-
Survivorship VUL GuardSM
Tier 1	1.98	-	2.04	1.97	2.00	2.24	2.45	-	-	2.32	-	-
Tier 2	2.00	-	2.06	1.99	2.02	2.26	2.47	-	-	2.35	-	-
Tier 3	2.03	-	2.08	2.01	2.04	2.28	2.50	-	-	2.37	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	2.40	-	-	-	-	-
Tier 2	-	-	-	-	-	-	2.41	-	-	-	-	-
Tier 3	-	-	-	-	-	-	2.43	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

ASSETS
Investments
Number of shares	483,228	14,110	5,811	53,216	97,253	143,436	4,390	146,163	403,634	3,723	209,991

Identified cost	$6,195,692	$114,609	$61,851	$913,545	$1,936,027	$2,211,465	$120,874	$4,211,522	$14,351,512	$135,617	$6,101,308

Value	$7,808,967	$130,660	$105,301	$1,235,148	$3,285,206	$2,832,860	$137,986	$4,818,990	$16,254,359	$145,981	$8,704,140
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	284	-	-	-	377	1,634	-	-	-	-	-

Total assets	7,809,251	130,660	105,301	1,235,148	3,285,583	2,834,494	137,986	4,818,990	16,254,359	145,981	8,704,140

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	3	10	73	-	-	5	140	110	33	148

NET ASSETS	$7,809,251	$130,657	$105,291	$1,235,075	$3,285,583	$2,834,494	$137,981	$4,818,850	$16,254,249	$145,948	$8,703,992

Outstanding Units
Policy owners	4,678,650	95,879	54,997	1,043,671	1,083,908	2,713,915	63,065	1,974,540	7,900,411	53,043	7,544,222

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	2.16	-	2.25	-	-	-	-	-	1.73	-	0.99
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	1.86	-	-	1.22	3.22	1.18	-	2.58	-	-	-
Variable Universal Life	1.52	-	-	1.18	3.11	1.14	-	2.49	1.68	-	0.97
Strategic Variable Life® Plus	1.82	1.36	1.90	-	-	-	2.19	-	1.66	-	0.94
Survivorship Variable Universal Life II	1.59	-	-	1.22	3.22	1.18	-	2.58	1.76	-	1.01
Variable Universal Life II
Tier 1	1.69	-	-	1.15	3.04	0.98	-	2.44	2.23	-	1.28
VUL GuardSM
Tier 1	2.50	-	-	1.19	3.13	2.49	-	2.51	-	3.11	-
Tier 2	2.17	-	-	0.99	2.81	1.82	-	2.30	-	2.77	-
Tier 3	2.11	-	-	0.96	2.74	1.77	-	2.24	-	2.69	-
Tier 4	2.14	-	-	0.97	2.77	1.79	-	2.26	-	2.72	-
Survivorship VUL GuardSM
Tier 1	2.06	-	-	0.93	2.60	2.07	-	2.20	-	2.54	-
Tier 2	2.09	-	-	0.94	2.63	2.09	-	2.22	-	2.57	-
Tier 3	2.11	-	-	0.95	2.65	2.12	-	2.25	-	2.59	-
Variable Universal Life III
Tier 1	-	-	-	1.84	2.60	2.43	-	-	-	-	-
Tier 2	-	-	-	1.85	2.62	2.44	-	-	-	-	-
Tier 3	-	-	-	1.86	2.63	2.46	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	Janus Aspen Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division
	(Service)

ASSETS
Investments
Number of shares	5,628	43,022	20,125	380,820	96,669	67,272	92,763	1,216,693	387,833	43,964	2,927,828	13,349

Identified cost	$193,513	$1,133,300	$467,431	$6,170,391	$1,760,249	$806,963	$1,068,756	$20,986,592	$4,929,332	$502,958	$64,810,836	$168,204

Value	$229,473	$1,710,112	$611,993	$6,214,989	$2,814,023	$797,843	$1,041,731	$29,827,103	$6,628,074	$480,965	$88,648,115	$185,957
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	254	-	-	-	-	-

Total assets	229,473	1,710,112	611,993	6,214,989	2,814,023	797,843	1,041,985	29,827,103	6,628,074	480,965	88,648,115	185,957

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	31	34	26	122	42	40	-	36,020	239	23	40,525	13

NET ASSETS	$229,442	$1,710,078	$611,967	$6,214,867	$2,813,981	$797,803	$1,041,985	$29,791,083	$6,627,835	$480,942	$88,607,590	$185,944

Outstanding Units
Policy owners	116,069	864,992	235,802	2,013,904	1,275,659	395,103	722,714	10,175,074	4,575,439	371,391	31,447,238	87,872

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$7.24	$-	$-	$7.76	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	5.99	-	-	6.31	-
Strategic Variable Life®	-	2.35	-	3.87	2.29	-	-	3.51	1.08	-	3.52	-
Variable Life Select	-	-	-	-	-	-	-	3.33	-	-	3.32	-
Strategic Group Variable Universal Life®	-	1.91	-	3.10	1.91	1.37	1.26	-	1.41	1.23	1.53	-
Survivorship Variable Universal Life	-	-	2.76	3.14	-	-	-	2.21	1.57	-	1.89	-
Variable Universal Life	-	-	2.66	3.03	-	-	-	2.04	1.12	-	1.76	-
Strategic Variable Life® Plus	-	1.99	-	3.39	2.01	-	-	2.01	1.03	-	1.72	-
Survivorship Variable Universal Life II	-	-	2.76	3.14	-	-	-	2.12	1.17	-	1.89	-
Variable Universal Life II
Tier 1	-	-	2.60	2.96	-	-	-	2.05	1.41	-	1.73	-
VUL GuardSM
Tier 1	2.08	-	2.68	3.05	-	-	-	2.40	2.23	-	2.49	-
Tier 2	1.73	-	2.35	2.29	-	-	-	2.14	1.94	-	2.09	-
Tier 3	1.68	-	2.28	2.23	-	-	-	2.08	1.89	-	2.03	-
Tier 4	1.70	-	2.31	2.26	-	-	-	2.10	1.91	-	2.06	-
Survivorship VUL GuardSM
Tier 1	1.73	-	2.23	2.61	-	-	-	2.01	1.93	-	1.91	-
Tier 2	1.75	-	2.25	2.64	-	-	-	2.03	1.95	-	1.93	-
Tier 3	1.77	-	2.27	2.67	-	-	-	2.05	1.97	-	1.95	-
Variable Universal Life III
Tier 1	-	-	-	-	-	2.19	1.83	-	2.72	1.76	2.22	2.11
Tier 2	-	-	-	-	-	2.21	1.85	-	2.74	1.77	2.23	2.12
Tier 3	-	-	-	-	-	2.22	1.86	-	2.76	1.78	2.25	2.13

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division

ASSETS
Investments
Number of shares	2,709,440	11,023	6,167	11,912	111,781	11,537	471,942	3,003,095	702,908	19,632	17,431	55,615

Identified cost	$45,166,574	$111,752	$68,497	$128,004	$1,274,894	$119,914	$5,177,996	$37,795,363	$8,166,561	$305,135	$225,558	$665,425

Value	$69,253,281	$112,541	$79,005	$158,192	$1,260,892	$143,516	$4,804,368	$38,495,509	$9,919,746	$322,162	$228,690	$657,924
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	2,405	65,664	58,197	-	-	-

Total assets	69,253,281	112,541	79,005	158,192	1,260,892	143,516	4,806,773	38,561,173	9,977,943	322,162	228,690	657,924

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	26,358	9	17	20	41	17	-	-	-	13	26	30

NET ASSETS	$69,226,923	$112,532	$78,988	$158,172	$1,260,851	$143,499	$4,806,773	$38,561,173	$9,977,943	$322,149	$228,664	$657,894

Outstanding Units
Policy owners	35,250,762	71,520	35,932	71,640	654,384	73,035	3,165,287	16,917,396	6,294,828	108,629	88,288	431,427

UNIT VALUE
Variable Life Plus	$1.66	$-	$-	$-	$-	$-	$-	$5.11	$-	$-	$-	$-
Large Case Variable Life Plus	3.94	-	-	-	-	-	-	4.48	-	-	-	-
Strategic Variable Life®	3.21	-	-	-	-	-	-	2.84	-	-	-	-
Variable Life Select	1.80	-	-	-	-	-	-	2.74	-	-	-	-
Strategic Group Variable Universal Life®	2.47	-	-	-	1.34	-	-	2.06	-	-	-	1.29
Survivorship Variable Universal Life	2.25	-	-	-	-	-	1.61	2.30	1.73	-	-	-
Variable Universal Life	1.95	-	-	-	-	-	1.56	2.12	1.66	-	-	-
Strategic Variable Life® Plus	1.86	-	-	-	-	-	-	2.12	1.48	-	-	-
Survivorship Variable Universal Life II	1.73	-	-	-	-	-	1.61	2.22	1.73	-	-	-
Variable Universal Life II
Tier 1	1.86	-	-	-	-	-	1.52	1.85	1.59	-	-	-
VUL GuardSM
Tier 1	2.61	-	-	-	-	-	1.50	1.66	2.06	-	-	-
Tier 2	2.21	-	-	-	-	-	1.42	1.61	1.70	-	-	-
Tier 3	2.15	-	-	-	-	-	1.38	1.56	1.66	-	-	-
Tier 4	2.18	-	-	-	-	-	1.40	1.58	1.68	-	-	-
Survivorship VUL GuardSM
Tier 1	2.07	-	-	-	-	-	1.34	1.52	1.56	-	-	-
Tier 2	2.09	-	-	-	-	-	1.36	1.54	1.57	-	-	-
Tier 3	2.11	-	-	-	-	-	1.37	1.55	1.59	-	-	-
Variable Universal Life III
Tier 1	2.30	1.57	2.20	2.20	2.05	1.95	1.39	1.41	1.72	2.95	2.58	1.92
Tier 2	2.32	1.58	2.21	2.22	2.07	1.96	1.39	1.42	1.73	2.97	2.60	1.94
Tier 3	2.33	1.59	2.23	2.23	2.08	1.97	1.40	1.43	1.74	2.99	2.61	1.95

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Money Market Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Capital Income Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

ASSETS
Investments
Number of shares	82,388,807	2,122,395	701,721	13,745	9,224	962,361	148,963	1,356,349	548,929	2,060,524	4,684,779

Identified cost	$82,314,669	$17,455,989	$11,549,968	$162,989	$96,239	$38,369,981	$1,764,554	$10,900,867	$25,619,938	$61,433,599	$24,900,880

Value	$82,303,945	$22,589,427	$12,522,265	$201,914	$88,830	$62,428,342	$2,185,293	$10,796,537	$43,266,615	$81,390,680	$24,829,327
Dividends receivable	2	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	3,808	27,092	-	-	68,150	-	132,184	-	50,398	-

Total assets	82,303,947	22,593,235	12,549,357	201,914	88,830	62,496,492	2,185,293	10,928,721	43,266,615	81,441,078	24,829,327

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	621	-	-	19	3	-	188	-	3,881	-	55,642

NET ASSETS	$82,303,326	$22,593,235	$12,549,357	$201,895	$88,827	$62,496,492	$2,185,105	$10,928,721	$43,262,734	$81,441,078	$24,773,685

Outstanding Units
Policy owners	50,555,783	8,374,949	5,368,909	73,979	118,636	31,652,130	1,213,429	8,514,955	21,254,694	27,660,797	11,224,597

UNIT VALUE
Variable Life Plus	$2.14	$-	$-	$-	$-	$-	$-	$-	$-	$2.10	$-
Large Case Variable Life Plus®	1.88	-	-	-	-	-	-	-	3.77	5.64	0.74
Strategic Variable Life®	1.53	-	1.93	-	-	5.01	2.82	1.81	3.65	6.09	3.21
Variable Life Select	1.45	3.00	-	-	-	4.68	-	-	3.39	5.65	3.06
Strategic Group Variable Universal Life®	-	3.03	-	-	0.75	2.53	1.80	1.43	1.99	3.80	2.32
Survivorship Variable Universal Life	1.34	2.71	2.64	-	-	2.43	-	1.30	2.00	3.80	2.43
Variable Universal Life	1.24	3.18	2.02	-	-	2.10	-	1.39	1.96	3.54	2.34
Strategic Variable Life® Plus	-	3.34	1.85	-	-	2.03	1.73	1.36	1.80	3.42	2.31
Survivorship Variable Universal Life II	1.23	2.99	2.11	-	-	1.48	-	1.45	1.01	2.17	2.38
Variable Universal Life II
Tier 1	1.09	2.58	2.46	-	-	1.53	-	1.23	1.57	2.26	2.15
VUL GuardSM
Tier 1	1.10	2.87	3.43	-	-	2.36	-	1.10	2.46	3.23	1.88
Tier 2	1.07	2.27	2.52	-	-	1.96	-	1.07	1.97	2.39	1.72
Tier 3	1.04	2.21	2.45	-	-	1.90	-	1.04	1.91	2.32	1.68
Tier 4	1.05	2.23	2.47	-	-	1.93	-	1.05	1.94	2.35	1.69
Survivorship VUL GuardSM
Tier 1	1.05	2.24	2.57	-	-	1.89	-	1.00	1.92	2.24	1.62
Tier 2	1.06	2.27	2.60	-	-	1.91	-	1.01	1.94	2.26	1.64
Tier 3	1.07	2.29	2.63	-	-	1.93	-	1.02	1.96	2.28	1.65
Variable Universal Life III
Tier 1	0.96	2.74	2.61	2.72	-	2.30	-	-	2.43	2.22	1.55
Tier 2	0.97	2.75	2.63	2.74	-	2.32	-	-	2.44	2.23	1.56
Tier 3	0.97	2.77	2.64	2.75	-	2.33	-	-	2.46	2.25	1.56

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY Clarion Global Real Estate Division

ASSETS
Investments
Number of shares	10,146,966	766,709	99,229	4,739,509	19,629	429,349	605,233	477	1,834,097	110,614	788,321	11,864

Identified cost	$18,783,728	$16,652,068	$1,951,478	$4,739,509	$126,030	$4,923,744	$12,460,269	$2,374	$41,789,017	$2,606,803	$11,189,403	$135,072

Value	$23,439,493	$25,769,095	$2,635,525	$4,739,509	$96,379	$8,896,109	$18,169,106	$2,327	$51,134,638	$2,754,296	$11,864,231	$145,687
Dividends receivable	-	-	-	13	-	-	-	2	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	6,293	-	-	-	6,549	27,609	-	42,144	-	2,062	-

Total assets	23,439,493	25,775,388	2,635,525	4,739,522	96,379	8,902,658	18,196,715	2,329	51,176,782	2,754,296	11,866,293	145,687

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	15,261	-	64	62	13	-	-	6	-	55	-	10

NET ASSETS	$23,424,232	$25,775,388	$2,635,461	$4,739,460	$96,366	$8,902,658	$18,196,715	$2,323	$51,176,782	$2,754,241	$11,866,293	$145,677

Outstanding Units
Policy owners	11,606,568	13,685,391	647,428	3,656,103	94,084	3,222,359	7,366,231	1,448	14,050,895	1,381,822	7,298,569	74,041

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$3.22	$-	$-	$-
Large Case Variable Life Plus®	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	2.65	4.85	4.30	1.57	-	-	-	-	4.99	2.42	-	-
Variable Life Select	-	-	-	-	-	-	-	-	4.03	-	-	-
Strategic Group Variable Universal Life®	2.67	2.09	4.05	1.31	-	-	-	-	4.07	1.93	-	-
Survivorship Variable Universal Life	2.10	2.06	-	-	-	2.94	2.62	-	4.81	-	1.79	-
Variable Universal Life	2.02	1.68	-	-	-	2.84	2.53	-	4.43	-	1.61	-
Strategic Variable Life® Plus	2.42	1.96	4.11	1.25	-	-	-	1.60	4.39	2.06	-	-
Survivorship Variable Universal Life II	2.10	1.76	-	-	-	2.94	2.62	-	3.49	-	1.68	-
Variable Universal Life II
Tier 1	1.86	1.87	-	-	-	2.77	2.47	-	3.26	-	1.61	-
VUL GuardSM
Tier 1	3.48	2.51	-	-	-	2.86	2.54	-	4.10	-	2.34	-
Tier 2	2.36	2.12	-	-	-	2.45	2.18	-	3.18	-	1.84	-
Tier 3	2.29	2.06	-	-	-	2.38	2.12	-	3.10	-	1.79	-
Tier 4	2.32	2.08	-	-	-	2.41	2.14	-	3.13	-	1.81	-
Survivorship VUL GuardSM
Tier 1	2.28	2.00	-	-	-	2.35	1.95	-	-	-	1.68	-
Tier 2	2.30	2.02	-	-	-	2.37	1.97	-	-	-	1.70	-
Tier 3	2.33	2.04	-	-	-	2.40	1.99	-	-	-	1.71	-
Variable Universal Life III
Tier 1	2.04	2.32	-	-	1.02	-	-	-	-	-	-	1.96
Tier 2	2.06	2.33	-	-	1.03	-	-	-	-	-	-	1.97
Tier 3	2.07	2.35	-	-	1.03	-	-	-	-	-	-	1.99

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2014

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)

Investment income
Dividends	$517,906	$2,928	$198,510	$278,323	$366,634	$78,068	$615,399	$58,236	$118	$81,139	$188	$22,665

Expenses
Mortality and expense risk fees	171,639	1,056	91,042	133,511	207,185	57,542	436,195	48,481	640	96,081	56	10,884

Net investment income (loss)	346,267	1,872	107,468	144,812	159,449	20,526	179,204	9,755	(522)	(14,942)	132	11,781

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	860,771	195	698,163	382,966	479,811	58,540	715,685	351,466	1,130	202,473	165	221,138
Realized gain distribution	-	-	-	914,544	1,362,176	444,598	1,291,131	136,308	-	978,398	2,481	377,441

Realized gain (loss)	860,771	195	698,163	1,297,510	1,841,987	503,138	2,006,816	487,774	1,130	1,180,871	2,646	598,579

Change in net unrealized appreciation/depreciation of investments	1,636,698	(12,930)	681,437	(593,200)	654,310	(216,385)	4,584,563	205,334	8,826	(1,186,895)	(1,221)	(329,396)

Net gain (loss) on investments	2,497,469	(12,735)	1,379,600	704,310	2,496,297	286,753	6,591,379	693,108	9,956	(6,024)	1,425	269,183

Net increase (decrease) in net assets resulting from operations	2,843,736	(10,863)	1,487,068	849,122	2,655,746	307,279	6,770,583	702,863	9,434	(20,966)	1,557	280,964

Capital transactions:
Transfer of net premiums	1,733,951	263	1,002,983	1,397,685	2,240,135	529,855	4,743,900	446,349	287	1,025,892	318	47,759
Transfers due to death benefits	(129,189)	-	(57,012)	(13,678)	(7,262)	(1,460)	(196,440)	(78,133)	-	(71,717)	-	-
Transfers due to withdrawal of funds	(1,606,492)	-	(552,188)	(796,021)	(1,131,977)	(489,243)	(2,579,282)	(465,950)	-	(402,370)	(3)	(60,139)
Transfers due to policy loans, net of repayments	(590,879)	-	(338,003)	(393,071)	(631,382)	(266,933)	(1,521,547)	(31,955)	-	(410,331)	-	(43)
Transfers due to charges for administrative and insurance costs	(1,051,958)	(1,975)	(441,101)	(761,886)	(1,079,710)	(283,589)	(2,669,435)	(109,319)	(2,303)	(510,742)	(846)	(47,373)
Transfers between divisions and to/from Guaranteed Principal Account	135,980	-	(566,515)	117,449	(459,313)	(46,162)	(108,622)	(168,262)	28,623	(29,765)	-	(27,995)

Net increase (decrease) in net assets resulting from capital transactions	(1,508,587)	(1,712)	(951,836)	(449,522)	(1,069,509)	(557,532)	(2,331,426)	(407,270)	26,607	(399,033)	(531)	(87,791)

Total increase (decrease)	1,335,149	(12,575)	535,232	399,600	1,586,237	(250,253)	4,439,157	295,593	36,041	(419,999)	1,026	193,173

NET ASSETS, at beginning of the year	24,945,163	180,173	12,888,121	18,613,490	27,620,894	8,393,980	61,826,384	6,732,673	92,635	13,553,648	12,787	2,160,496

NET ASSETS, at end of the year	$26,280,312	$167,598	$13,423,353	$19,013,090	$29,207,131	$8,143,727	$66,265,541	$7,028,266	$128,676	$13,133,649	$13,813	$2,353,669

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Investment income
Dividends	$30,010	$5,030	$1,418	$21,605	$-	$-	$2,336	$70,364	$25,354	$41	$93,455

Expenses
Mortality and expense risk fees	57,015	833	626	8,860	20,981	20,084	798	33,635	105,131	1,035	56,966

Net investment income (loss)	(27,005)	4,197	792	12,745	(20,981)	(20,084)	1,538	36,729	(79,777)	(994)	36,489

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	559,444	1,877	10,747	98,752	156,586	128,128	427	81,051	582,341	6,474	275,783
Realized gain distribution	1,557,230	-	4,513	-	116,012	235,478	3,493	115,319	4,692,971	40,627	-

Realized gain (loss)	2,116,674	1,877	15,260	98,752	272,598	363,606	3,920	196,370	5,275,312	47,101	275,783

Change in net unrealized appreciation/depreciation of investments	(1,087,361)	(17,339)	(374)	29,343	259,324	(73,370)	4,619	100,868	(3,991,913)	(35,836)	241,765

Net gain (loss) on investments	1,029,313	(15,462)	14,886	128,095	531,922	290,236	8,539	297,238	1,283,399	11,265	517,548

Net increase (decrease) in net assets resulting from operations	1,002,308	(11,265)	15,678	140,840	510,941	270,152	10,077	333,967	1,203,622	10,271	554,037

Capital transactions:
Transfer of net premiums	433,471	355	92	138,797	207,285	218,455	-	318,733	977,784	7,737	645,014
Transfers due to death benefits	-	(9,675)	(11,144)	(329)	-	(34,665)	-	-	(79,410)	-	(61,058)
Transfers due to withdrawal of funds	(1,026,154)	38	(8,607)	(72,405)	(139,701)	(218,890)	20	(112,057)	(670,065)	(6,141)	(311,646)
Transfers due to policy loans, net of repayments	(171,562)	-	-	(19,574)	(49,442)	(101,421)	-	(57,644)	(317,062)	(364)	(198,584)
Transfers due to charges for administrative and insurance costs	(331,554)	(2,443)	(7,022)	(61,165)	(114,994)	(122,178)	(1,441)	(201,672)	(609,520)	(3,343)	(370,188)
Transfers between divisions and to/from Guaranteed Principal Account	(160,482)	14,590	-	(98,344)	169,598	101,603	(4)	(16,044)	(194,795)	(1,277)	(157,980)

Net increase (decrease) in net assets resulting from capital transactions	(1,256,281)	2,865	(26,681)	(113,020)	72,746	(157,096)	(1,425)	(68,684)	(893,068)	(3,388)	(454,442)

Total increase (decrease)	(253,973)	(8,400)	(11,003)	27,820	583,687	113,056	8,652	265,283	310,554	6,883	99,595

NET ASSETS, at beginning of the year	8,063,224	139,057	116,294	1,207,255	2,701,896	2,721,438	129,329	4,553,567	15,943,695	139,065	8,604,397

NET ASSETS, at end of the year	$7,809,251	$130,657	$105,291	$1,235,075	$3,285,583	$2,834,494	$137,981	$4,818,850	$16,254,249	$145,948	$8,703,992

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Janus Aspen Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division
	(Service)

Investment income
Dividends	$2,044	$1,722	$5,518	$-	$22,232	$7,831	$20,231	$609,158	$-	$13,319

Expenses
Mortality and expense risk fees	1,280	11,153	4,339	45,142	11,051	4,634	5,347	162,218	43,979	3,006

Net investment income (loss)	764	(9,431)	1,179	(45,142)	11,181	3,197	14,884	446,940	(43,979)	10,313

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	11,032	101,142	18,132	413,846	190,296	41,383	1,557	1,371,554	319,397	1,429
Realized gain distribution	-	109,895	45,103	1,381,968	201,738	62,989	58,775	294,550	642,602	34,371

Realized gain (loss)	11,032	211,037	63,235	1,795,814	392,034	104,372	60,332	1,666,104	961,999	35,800

Change in net unrealized appreciation/depreciation of investments	1,939	(66,489)	(7,185)	(2,349,731)	(143,021)	(70,144)	(44,369)	799,194	(390,548)	(29,669)

Net gain (loss) on investments	12,971	144,548	56,050	(553,917)	249,013	34,228	15,963	2,465,298	571,451	6,131

Net increase (decrease) in net assets resulting from operations	13,735	135,117	57,229	(599,059)	260,194	37,425	30,847	2,912,238	527,472	16,444

Capital transactions:
Transfer of net premiums	4,144	101,464	35,478	401,251	31,593	305,150	294,708	1,790,426	637,544	330,093
Transfers due to death benefits	-	(26,180)	(3,594)	(47,098)	(16,184)	-	-	(42,716)	(45,520)	(27,271)
Transfers due to withdrawal of funds	(2,334)	(106,013)	(13,676)	(353,521)	(47,124)	(5,123)	(17,336)	(1,872,719)	(373,763)	(7,377)
Transfers due to policy loans, net of repayments	(131)	(4,411)	(8,872)	(56,714)	(1,382)	(31)	(8,918)	(411,785)	(220,999)	(54,948)
Transfers due to charges for administrative and insurance costs	(1,880)	(36,555)	(23,592)	(167,126)	(27,188)	(175,553)	(61,072)	(1,787,917)	(317,317)	(18,536)
Transfers between divisions and to/from Guaranteed Principal Account	20,317	(43,985)	(6,002)	(241,271)	(198,149)	106,507	376,983	(292,626)	172,867	97,012

Net increase (decrease) in net assets resulting from capital transactions	20,116	(115,680)	(20,258)	(464,479)	(258,434)	230,950	584,365	(2,617,337)	(147,188)	318,973

Total increase (decrease)	33,851	19,437	36,971	(1,063,538)	1,760	268,375	615,212	294,901	380,284	335,417

NET ASSETS, at beginning of the year	195,591	1,690,641	574,996	7,278,405	2,812,221	529,428	426,773	29,496,182	6,247,551	145,525

NET ASSETS, at end of the year	$229,442	$1,710,078	$611,967	$6,214,867	$2,813,981	$797,803	$1,041,985	$29,791,083	$6,627,835	$480,942

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Managed Bond Division

Investment income
Dividends	$1,335,771	$2,806	$1,033,401	$2,423	$599	$1,578	$12,863	$3,081	$140,741	$1,240,179

Expenses
Mortality and expense risk fees	464,033	1,025	426,135	677	464	858	5,140	894	35,638	212,733

Net investment income (loss)	871,738	1,781	607,266	1,746	135	720	7,723	2,187	105,103	1,027,446

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,853,002	14,391	3,639,660	2,658	5,684	4,905	16,731	18,897	(4,745)	146,997
Realized gain distribution	-	3,729	879,905	-	1,148	-	69,048	-	112,383	-

Realized gain (loss)	2,853,002	18,120	4,519,565	2,658	6,832	4,905	85,779	18,897	107,638	146,997

Change in net unrealized appreciation/depreciation of investments	5,259,496	(8,939)	2,867,689	(13,277)	(4,742)	8,096	(50,908)	(7,503)	(60,283)	1,027,692

Net gain (loss) on investments	8,112,498	9,181	7,387,254	(10,619)	2,090	13,001	34,871	11,394	47,355	1,174,689

Net increase (decrease) in net assets resulting from operations	8,984,236	10,962	7,994,520	(8,873)	2,225	13,721	42,594	13,581	152,458	2,202,135

Capital transactions:
Transfer of net premiums	5,190,940	48,224	3,085,382	47,549	35,977	55,759	607,787	41,367	441,496	1,851,958
Transfers due to death benefits	(515,072)	-	(361,262)	-	-	-	-	(40,382)	(6,025)	(101,738)
Transfers due to withdrawal of funds	(7,674,578)	(1,115)	(2,161,484)	(2,651)	(281)	(929)	(37,927)	(2,231)	(468,633)	(1,777,039)
Transfers due to policy loans, net of repayments	(1,651,503)	(442)	(568,147)	(365)	(3)	(510)	539	(89)	(119,416)	(265,930)
Transfers due to charges for administrative and insurance costs	(4,342,400)	(18,644)	(2,245,967)	(20,518)	(17,112)	(26,105)	(117,599)	(21,147)	(239,943)	(1,353,398)
Transfers between divisions and to/from Guaranteed Principal Account	(611,393)	3,859	(839,726)	4,675	(3,674)	1,462	361,184	1,313	(944,337)	(459,457)

Net increase (decrease) in net assets resulting from capital transactions	(9,604,006)	31,882	(3,091,204)	28,690	14,907	29,677	813,984	(21,169)	(1,336,858)	(2,105,604)

Total increase (decrease)	(619,770)	42,844	4,903,316	19,817	17,132	43,398	856,578	(7,588)	(1,184,400)	96,531

NET ASSETS, at beginning of the year	89,227,360	143,100	64,323,607	92,715	61,856	114,774	404,273	151,087	5,991,173	38,464,642

NET ASSETS, at end of the year	$88,607,590	$185,944	$69,226,923	$112,532	$78,988	$158,172	$1,260,851	$143,499	$4,806,773	$38,561,173

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division

Investment income
Dividends	$69,970	$-	$2,979	$8,575	$2,440	$209,016	$-	$1,139	$284	$260,859

Expenses
Mortality and expense risk fees	71,397	1,643	1,198	3,472	379,978	149,853	84,572	1,154	581	387,942

Net investment income (loss)	(1,427)	(1,643)	1,781	5,103	(377,538)	59,163	(84,572)	(15)	(297)	(127,083)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	232,557	13,967	19,833	34,378	(1,045)	266,344	314,482	14,621	2,216	2,194,228
Realized gain distribution	496,515	34,885	30,981	30,179	569	2,757,757	3,243,756	3,981	-	1,420,260

Realized gain (loss)	729,072	48,852	50,814	64,557	(476)	3,024,101	3,558,238	18,602	2,216	3,614,488

Change in net unrealized appreciation/depreciation of investments	(372,710)	(15,507)	(25,492)	(40,132)	(1,026)	(734,877)	(2,907,167)	(3,740)	(8,604)	4,646,704

Net gain (loss) on investments	356,362	33,345	25,322	24,425	(1,502)	2,289,224	651,071	14,862	(6,388)	8,261,192

Net increase (decrease) in net assets resulting from operations	354,935	31,702	27,103	29,528	(379,040)	2,348,387	566,499	14,847	(6,685)	8,134,109

Capital transactions:
Transfer of net premiums	840,263	94,351	64,928	231,580	3,783,817	1,472,484	869,433	61,214	9,302	4,128,577
Transfers due to death benefits	(35,525)	-	-	-	(1,788,443)	(63,199)	(3,182)	-	-	(133,294)
Transfers due to withdrawal of funds	(411,075)	(1,541)	(3,661)	(185,142)	(7,382,092)	(1,098,821)	(554,916)	(3,008)	(7,265)	(3,087,162)
Transfers due to policy loans, net of repayments	(345,339)	(56)	(145)	(7,947)	(256,203)	(537,015)	(344,840)	(356)	(87)	(1,164,536)
Transfers due to charges for administrative and insurance costs	(406,129)	(37,473)	(29,497)	(50,546)	(3,033,191)	(814,371)	(462,376)	(31,661)	(758)	(2,421,158)
Transfers between divisions and to/from Guaranteed Principal Account	(54,536)	23,433	21,474	203,632	6,030,395	(202,524)	112,454	4,523	27,749	(420,880)

Net increase (decrease) in net assets resulting from capital transactions	(412,341)	78,714	53,099	191,577	(2,645,717)	(1,243,446)	(383,427)	30,712	28,941	(3,098,453)

Total increase (decrease)	(57,406)	110,416	80,202	221,105	(3,024,757)	1,104,941	183,072	45,559	22,256	5,035,656

NET ASSETS, at beginning of the year	10,035,349	211,733	148,462	436,789	85,328,083	21,488,294	12,366,285	156,336	66,571	57,460,836

NET ASSETS, at end of the year	$9,977,943	$322,149	$228,664	$657,894	$82,303,326	$22,593,235	$12,549,357	$201,895	$88,827	$62,496,492

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Oppenheimer Capital Income Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division

Investment income
Dividends	$44,738	$543,092	$-	$916,137	$1,088,778	$292,378	$211,605	$24,022	$509

Expenses
Mortality and expense risk fees	15,868	72,676	261,950	523,143	174,373	175,167	178,268	18,378	34,205

Net investment income (loss)	28,870	470,416	(261,950)	392,994	914,405	117,211	33,337	5,644	(33,696)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	15,128	(265,080)	1,756,975	1,850,816	121,995	564,228	958,649	316,074	-
Realized gain distribution	-	-	-	3,737,608	-	514,593	511,497	385,935	-

Realized gain (loss)	15,128	(265,080)	1,756,975	5,588,424	121,995	1,078,821	1,470,146	702,009	-

Change in net unrealized appreciation/depreciation of investments	107,129	442,414	616,170	(4,586,547)	(497,621)	(3,230,744)	904,415	(449,037)	-

Net gain (loss) on investments	122,257	177,334	2,373,145	1,001,877	(375,626)	(2,151,923)	2,374,561	252,972	-

Net increase (decrease) in net assets resulting from operations	151,127	647,750	2,111,195	1,394,871	538,779	(2,034,712)	2,407,898	258,616	(33,696)

Capital transactions:
Transfer of net premiums	299,786	1,247,000	3,059,561	5,040,572	2,436,827	2,048,527	1,814,679	187,704	531,599
Transfers due to death benefits	(48,552)	(19,369)	(123,478)	(183,280)	(44,762)	(49,436)	(113,413)	-	-
Transfers due to withdrawal of funds	(125,675)	(411,154)	(2,283,654)	(4,139,322)	(1,695,082)	(886,507)	(1,249,303)	(84,889)	(463,699)
Transfers due to policy loans, net of repayments	(36,439)	(145,025)	(653,684)	(1,778,522)	(471,791)	(467,332)	(617,373)	(63,278)	(851)
Transfers due to charges for administrative and insurance costs	(66,870)	(442,822)	(1,802,122)	(2,989,606)	(1,159,432)	(832,888)	(1,145,565)	(59,895)	(169,055)
Transfers between divisions and to/from Guaranteed Principal Account	(46,519)	199,842	23,428	(518,802)	216,648	72,754	(129,099)	(322,324)	461,096

Net increase (decrease) in net assets resulting from capital transactions	(24,269)	428,472	(1,779,949)	(4,568,960)	(717,592)	(114,882)	(1,440,074)	(342,682)	359,090

Total increase (decrease)	126,858	1,076,222	331,246	(3,174,089)	(178,813)	(2,149,594)	967,824	(84,066)	325,394

NET ASSETS, at beginning of the year	2,058,247	9,852,499	42,931,488	84,615,167	24,952,498	25,573,826	24,807,564	2,719,527	4,414,066

NET ASSETS, at end of the year	$2,185,105	$10,928,721	$43,262,734	$81,441,078	$24,773,685	$23,424,232	$25,775,388	$2,635,461	$4,739,460

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY Clarion Global Real Estate Division

Investment income
Dividends	$279	$-	$308,231	$73	$-	$-	$249,132	$1,402

Expenses
Mortality and expense risk fees	660	64,387	127,747	33	324,817	18,023	96,438	804

Net investment income (loss)	(381)	(64,387)	180,484	40	(324,817)	(18,023)	152,694	598

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(6,040)	468,794	166,279	(108)	1,118,067	174,918	(125,904)	5,516
Realized gain distribution	-	-	-	-	5,512,027	384,006	-	-

Realized gain (loss)	(6,040)	468,794	166,279	(108)	6,630,094	558,924	(125,904)	5,516

Change in net unrealized appreciation/depreciation of investments	(17,073)	300,758	789,080	94	(529,604)	(311,079)	(1,633,665)	8,613

Net gain (loss) on investments	(23,113)	769,552	955,359	(14)	6,100,490	247,845	(1,759,569)	14,129

Net increase (decrease) in net assets resulting from operations	(23,494)	705,165	1,135,843	26	5,775,673	229,822	(1,606,875)	14,727

Capital transactions:
Transfer of net premiums	64,122	593,526	1,387,617	62	2,320,429	178,430	921,821	58,680
Transfers due to death benefits	-	(5,805)	(73,527)	(5,023)	(157,969)	(39,190)	(46,552)	-
Transfers due to withdrawal of funds	(1,588)	(358,825)	(514,799)	(9)	(2,636,504)	(28,848)	(743,820)	(4,653)
Transfers due to policy loans, net of repayments	(2)	(186,435)	(204,889)	-	(978,767)	(57,799)	(206,499)	(231)
Transfers due to charges for administrative and insurance costs	(21,878)	(293,770)	(611,060)	(260)	(1,750,435)	(77,674)	(455,977)	(24,045)
Transfers between divisions and to/from Guaranteed Principal Account	4,243	(203,831)	(140,462)	-	(1,040,856)	(88,542)	448,705	817

Net increase (decrease) in net assets resulting from capital transactions	44,897	(455,140)	(157,120)	(5,230)	(4,244,102)	(113,623)	(82,322)	30,568

Total increase (decrease)	21,403	250,025	978,723	(5,204)	1,531,571	116,199	(1,689,197)	45,295

NET ASSETS, at beginning of the year	74,963	8,652,633	17,217,992	7,527	49,645,211	2,638,042	13,555,490	100,382

NET ASSETS, at end of the year	$96,366	$8,902,658	$18,196,715	$2,323	$51,176,782	$2,754,241	$11,866,293	$145,677

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2013

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division

							(Initial)	(Service)
Investment income
Dividends	$500,652	$2,718	$193,321	$255,428	$335,365	$121,610	$602,185	$59,834	$157	$151,339	$144	$16,912

Expenses
Mortality and expense risk fees	152,284	975	81,208	125,437	179,118	53,115	377,675	43,148	481	85,646	1,249	9,108

Net investment income (loss)	348,368	1,743	112,113	129,991	156,247	68,495	224,510	16,686	(324)	65,693	(1,105)	7,804

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	401,883	(40)	182,065	287,700	273,305	12,475	56,276	36,717	575	165,396	205,844	147,539
Realized gain distribution	-	-	-	-	-	292,340	16,035	1,754	57	195,308	1,376	163,184

Realized gain (loss)	401,883	(40)	182,065	287,700	273,305	304,815	72,311	38,471	632	360,704	207,220	310,723

Change in net unrealized appreciation/depreciation of investments	5,961,194	30,525	2,763,666	3,140,341	6,478,206	2,003,824	14,434,382	1,525,113	24,129	3,125,759	(71,372)	222,679

Net gain (loss) on investments	6,363,077	30,485	2,945,731	3,428,041	6,751,511	2,308,639	14,506,693	1,563,584	24,761	3,486,463	135,848	533,402

Net increase (decrease) in net assets resulting from operations	6,711,445	32,228	3,057,844	3,558,032	6,907,758	2,377,134	14,731,203	1,580,270	24,437	3,552,156	134,743	541,206

Capital transactions:
Transfer of net premiums	1,838,872	263	1,218,561	1,397,506	2,480,523	541,217	4,920,187	403,042	286	1,138,443	311	66,819
Transfers due to death benefits	(127,642)	-	(4,808)	(58,587)	(80,453)	(12,487)	(175,792)	(1,406)	-	(13,076)	-	-
Transfers due to withdrawal of funds	(1,396,373)	-	(553,105)	(873,003)	(1,101,986)	(433,306)	(3,337,307)	(349,749)	(556)	(332,195)	(708,626)	(101,375)
Transfers due to policy loans, net of repayments	(863,225)	-	(338,761)	(418,089)	(646,184)	(400,337)	(1,695,358)	(10,594)	(18)	(249,135)	-	(70)
Transfers due to charges for administrative and insurance costs	(1,046,872)	(1,926)	(429,121)	(769,364)	(1,079,073)	(291,146)	(2,678,498)	(122,779)	(1,137)	(521,209)	(3,319)	(82,690)
Transfers between divisions and to/from Guaranteed Principal Account	(298,356)	-	(45,908)	486,011	(591,010)	(48,790)	265,226	20,074	-	(314,716)	-	131,666

Net increase (decrease) in net assets resulting from capital transactions	(1,893,596)	(1,663)	(153,142)	(235,526)	(1,018,183)	(644,849)	(2,701,542)	(61,412)	(1,425)	(291,888)	(711,634)	14,350

Total increase (decrease)	4,817,849	30,565	2,904,702	3,322,506	5,889,575	1,732,285	12,029,661	1,518,858	23,012	3,260,268	(576,891)	555,556

NET ASSETS, at beginning of the year	20,127,314	149,608	9,983,419	15,290,984	21,731,319	6,661,695	49,796,723	5,213,815	69,623	10,293,380	589,678	1,604,940

NET ASSETS, at end of the year	$24,945,163	$180,173	$12,888,121	$18,613,490	$27,620,894	$8,393,980	$61,826,384	$6,732,673	$92,635	$13,553,648	$12,787	$2,160,496

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs Structured U.S. Equity Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division

							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Investment income
Dividends	$29,518	$2,397	$1,206	$24,588	$15,851	$-	$2,733	$85,915	$99,967	$697	$99,580

Expenses
Mortality and expense risk fees	49,899	833	673	6,981	16,188	17,710	718	30,723	94,923	933	52,358

Net investment income (loss)	(20,381)	1,564	533	17,607	(337)	(17,710)	2,015	55,192	5,044	(236)	47,222

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	259,156	(318)	7,812	43,595	138,102	119,231	(24)	119,148	865,704	5,812	333,883
Realized gain distribution	277,305	-	-	-	-	202,456	5,886	196,810	-	-	-

Realized gain (loss)	536,461	(318)	7,812	43,595	138,102	321,687	5,862	315,958	865,704	5,812	333,883

Change in net unrealized appreciation/depreciation of investments	1,469,537	28,752	27,762	185,744	596,634	238,249	13,313	352,236	2,902,251	26,166	1,596,554

Net gain (loss) on investments	2,005,998	28,434	35,574	229,339	734,736	559,936	19,175	668,194	3,767,955	31,978	1,930,437

Net increase (decrease) in net assets resulting from operations	1,985,617	29,998	36,107	246,946	734,399	542,226	21,190	723,386	3,772,999	31,742	1,977,659

Capital transactions:
Transfer of net premiums	464,960	818	3,659	124,620	218,207	254,787	-	326,326	1,064,671	7,705	666,965
Transfers due to death benefits	(4,961)	-	-	-	(3,570)	(955)	-	-	(7,645)	(290)	(11,856)
Transfers due to withdrawal of funds	(165,303)	(528)	14	(23,971)	(119,441)	(73,518)	1	(132,008)	(993,922)	(4,253)	(963,405)
Transfers due to policy loans, net of repayments	(127,125)	(17)	-	(19,331)	(81,292)	(87,045)	-	(55,468)	(307,260)	(2,557)	(207,513)
Transfers due to charges for administrative and insurance costs	(317,315)	(2,994)	(37,765)	(64,731)	(109,629)	(122,220)	(1,310)	(208,686)	(612,378)	(3,764)	(376,601)
Transfers between divisions and to/from Guaranteed Principal Account	(284,566)	(88,435)	-	209,046	248,589	(225,009)	36	414,653	(109,075)	(379)	(19,731)

Net increase (decrease) in net assets resulting from capital transactions	(434,310)	(91,156)	(34,092)	225,633	152,864	(253,960)	(1,273)	344,817	(965,609)	(3,538)	(912,141)

Total increase (decrease)	1,551,307	(61,158)	2,015	472,579	887,263	288,266	19,917	1,068,203	2,807,390	28,204	1,065,518

NET ASSETS, at beginning of the year	6,511,917	200,215	114,279	734,676	1,814,633	2,433,172	109,412	3,485,364	13,136,305	110,861	7,538,879

NET ASSETS, at end of the year	$8,063,224	$139,057	$116,294	$1,207,255	$2,701,896	$2,721,438	$129,329	$4,553,567	$15,943,695	$139,065	$8,604,397

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	Janus Aspen Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division

	(Service)
Investment income
Dividends	$1,550	$3,608	$4,413	$-	$8,204	$5,443	$9,108	$577,503	$11,340	$3,056

Expenses
Mortality and expense risk fees	937	10,379	3,270	42,223	10,534	2,827	2,527	154,294	35,233	840

Net investment income (loss)	613	(6,771)	1,143	(42,223)	(2,330)	2,616	6,581	423,209	(23,893)	2,216

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	16,155	127,742	28,571	187,708	77,155	29,303	23,056	1,420,874	203,725	1,334
Realized gain distribution	-	11,428	-	50,763	6,114	26,906	16,716	-	445,685	3,844

Realized gain (loss)	16,155	139,170	28,571	238,471	83,269	56,209	39,772	1,420,874	649,410	5,178

Change in net unrealized appreciation/depreciation of investments	16,963	347,725	89,873	1,919,898	610,727	38,257	543	3,205,253	1,153,625	4,479

Net gain (loss) on investments	33,118	486,895	118,444	2,158,369	693,996	94,466	40,315	4,626,127	1,803,035	9,657

Net increase (decrease) in net assets resulting from operations	33,731	480,124	119,587	2,116,146	691,666	97,082	46,896	5,049,336	1,779,142	11,873

Capital transactions:
Transfer of net premiums	21,900	103,673	40,174	462,460	56,434	239,688	151,649	1,962,358	602,790	59,960
Transfers due to death benefits	(252)	(1,406)	-	(4,070)	-	-	-	(92,221)	(2,755)	-
Transfers due to withdrawal of funds	(3,724)	(146,667)	(20,677)	(225,574)	(110,856)	(21,827)	(28,777)	(2,203,782)	(212,707)	(1,370)
Transfers due to policy loans, net of repayments	(369)	(12,067)	(8,576)	(193,135)	(120)	(12)	(7,825)	(385,147)	(210,981)	(542)
Transfers due to charges for administrative and insurance costs	(1,310)	(32,058)	(18,081)	(171,747)	(27,978)	(116,732)	(61,357)	(1,876,244)	(283,341)	(17,746)
Transfers between divisions and to/from Guaranteed Principal Account	27,011	(170,511)	46,286	(103,891)	131,128	42,027	50,519	368,183	(12,714)	6,780

Net increase (decrease) in net assets resulting from capital transactions	43,256	(259,036)	39,126	(235,957)	48,608	143,144	104,209	(2,226,853)	(119,708)	47,082

Total increase (decrease)	76,987	221,088	158,713	1,880,189	740,274	240,226	151,105	2,822,483	1,659,434	58,955

NET ASSETS, at beginning of the year	118,604	1,469,553	416,283	5,398,216	2,071,947	289,202	275,668	26,673,699	4,588,117	86,570

NET ASSETS, at end of the year	$195,591	$1,690,641	$574,996	$7,278,405	$2,812,221	$529,428	$426,773	$29,496,182	$6,247,551	$145,525

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Managed Bond Division

Investment income
Dividends	$1,569,464	$2,291	$971,004	$1,508	$588	$1,299	$5,622	$2,326	$124,458	$1,228,429

Expenses
Mortality and expense risk fees	437,200	746	374,159	516	347	615	2,228	728	41,857	218,025

Net investment income (loss)	1,132,264	1,545	596,845	992	241	684	3,394	1,598	82,601	1,010,404

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,911,807	5,975	2,826,909	3,975	1,946	9,419	9,979	4,705	123,643	280,849
Realized gain distribution	-	-	176,445	-	-	-	25,321	-	180,199	466,472

Realized gain (loss)	1,911,807	5,975	3,003,354	3,975	1,946	9,419	35,300	4,705	303,842	747,321

Change in net unrealized appreciation/depreciation of investments	20,182,942	20,952	12,344,305	9,413	9,887	15,036	23,463	21,760	(1,034,679)	(2,635,865)

Net gain (loss) on investments	22,094,749	26,927	15,347,659	13,388	11,833	24,455	58,763	26,465	(730,837)	(1,888,544)

Net increase (decrease) in net assets resulting from operations	23,227,013	28,472	15,944,504	14,380	12,074	25,139	62,157	28,063	(648,236)	(878,140)

Capital transactions:
Transfer of net premiums	5,421,220	42,015	3,000,228	35,149	25,709	38,505	177,866	37,092	581,205	2,001,160
Transfers due to death benefits	(1,125,638)	-	(423,022)	-	-	-	-	-	(23,497)	(108,082)
Transfers due to withdrawal of funds	(5,893,180)	(1,752)	(2,193,486)	(1,087)	(3,895)	(1,784)	(25,039)	(1,982)	(306,973)	(2,727,748)
Transfers due to policy loans, net of repayments	(1,374,202)	-	(807,366)	(3)	(3)	(1,282)	(14,866)	(1,197)	(140,529)	(414,046)
Transfers due to charges for administrative and insurance costs	(5,058,526)	(18,128)	(2,290,897)	(20,395)	(12,452)	(20,966)	(74,100)	(21,602)	(283,788)	(1,474,266)
Transfers between divisions and to/from Guaranteed Principal Account	(708,980)	6,364	(2,138,537)	907	298	3,784	36,068	(3,180)	(328,217)	(74,801)

Net increase (decrease) in net assets resulting from capital transactions	(8,739,306)	28,499	(4,853,080)	14,571	9,657	18,257	99,929	9,131	(501,799)	(2,797,783)

Total increase (decrease)	14,487,707	56,971	11,091,424	28,951	21,731	43,396	162,086	37,194	(1,150,035)	(3,675,923)

NET ASSETS, at beginning of the year	74,739,653	86,129	53,232,183	63,764	40,125	71,378	242,187	113,893	7,141,208	42,140,565

NET ASSETS, at end of the year	$89,227,360	$143,100	$64,323,607	$92,715	$61,856	$114,774	$404,273	$151,087	$5,991,173	$38,464,642

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Capital Income Division	Oppenheimer Core Bond Division

Investment income
Dividends	$136,048	$496	$2,377	$6,781	$1,781	$193,294	$-	$978	$-	$516,795	$45,803	$492,867

Expenses
Mortality and expense risk fees	69,571	1,132	849	2,589	392,433	132,958	72,283	858	287	342,738	14,635	67,595

Net investment income (loss)	66,477	(636)	1,528	4,192	(390,652)	60,336	(72,283)	120	(287)	174,057	31,168	425,272

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	242,931	12,578	5,526	9,680	(1,036)	109,424	272,869	5,169	(222)	2,018,870	(10,960)	(283,623)
Realized gain distribution	-	10,813	5,049	16,161	-	2,148,563	607,387	-	-	-	-	-

Realized gain (loss)	242,931	23,391	10,575	25,841	(1,036)	2,257,987	880,256	5,169	(222)	2,018,870	(10,960)	(283,623)

Change in net unrealized appreciation/depreciation of investments	1,172,124	29,084	19,943	25,204	(232)	3,988,931	3,189,544	34,875	(1,379)	11,132,989	205,174	(211,858)

Net gain (loss) on investments	1,415,055	52,475	30,518	51,045	(1,268)	6,246,918	4,069,800	40,044	(1,601)	13,151,859	194,214	(495,481)

Net increase (decrease) in net assets resulting from operations	1,481,532	51,839	32,046	55,237	(391,920)	6,307,254	3,997,517	40,164	(1,888)	13,325,916	225,382	(70,209)

Capital transactions:
Transfer of net premiums	877,126	68,140	45,318	94,208	3,832,756	1,552,028	960,535	50,150	7,922	4,361,218	122,559	1,188,900
Transfers due to death benefits	(4,778)	-	-	(997)	(33,985)	(68,337)	(2,998)	-	-	(104,372)	(1,710)	(33,669)
Transfers due to withdrawal of funds	(429,363)	(1,267)	(1,377)	(12,307)	(8,382,891)	(957,423)	(364,393)	(3,578)	8	(2,770,954)	(63,500)	(639,333)
Transfers due to policy loans, net of repayments	(184,454)	(1,282)	(686)	(372)	(518,450)	(615,824)	(242,057)	(2,043)	-	(1,217,407)	(8,485)	(254,796)
Transfers due to charges for administrative and insurance costs	(433,669)	(32,635)	(23,666)	(27,536)	(3,222,887)	(836,500)	(447,562)	(29,383)	(315)	(2,459,667)	(51,571)	(419,395)
Transfers between divisions and to/from Guaranteed Principal Account	(102,025)	(17,309)	(5,366)	31,333	7,446,592	(192,164)	(111,198)	1,055	30,270	(1,959,092)	(8,628)	356,865

Net increase (decrease) in net assets resulting from capital transactions	(277,163)	15,647	14,223	84,329	(878,865)	(1,118,220)	(207,673)	16,201	37,885	(4,150,274)	(11,335)	198,572

Total increase (decrease)	1,204,369	67,486	46,269	139,566	(1,270,785)	5,189,034	3,789,844	56,365	35,997	9,175,642	214,047	128,363

NET ASSETS, at beginning of the year	8,830,980	144,247	102,193	297,223	86,598,868	16,299,260	8,576,441	99,971	30,574	48,285,194	1,844,200	9,724,136

NET ASSETS, at end of the year	$10,035,349	$211,733	$148,462	$436,789	$85,328,083	$21,488,294	$12,366,285	$156,336	$66,571	$57,460,836	$2,058,247	$9,852,499

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division

Investment income
Dividends	$4,622	$1,052,944	$1,307,644	$315,166	$243,874	$21,723	$966	$1,182	$2,282	$242,750	$118

Expenses
Mortality and expense risk fees	237,726	479,025	176,691	161,841	156,835	16,081	50,747	491	52,207	113,573	46

Net investment income (loss)	(233,104)	573,919	1,130,953	153,325	87,039	5,642	(49,781)	691	(49,925)	129,177	72

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,969,979	1,345,887	110,665	617,400	582,436	102,223	-	(9,437)	199,600	157,064	(11)
Realized gain distribution	-	-	-	-	-	28,597	-	-	-	-	-

Realized gain (loss)	1,969,979	1,345,887	110,665	617,400	582,436	130,820	-	(9,437)	199,600	157,064	(11)

Change in net unrealized appreciation/depreciation of investments	9,891,609	16,134,161	(1,478,547)	4,431,665	5,325,424	662,180	-	(3,305)	2,275,679	3,610,597	(98)

Net gain (loss) on investments	11,861,588	17,480,048	(1,367,882)	5,049,065	5,907,860	793,000	-	(12,742)	2,475,279	3,767,661	(109)

Net increase (decrease) in net assets resulting from operations	11,628,484	18,053,967	(236,929)	5,202,390	5,994,899	798,642	(49,781)	(12,051)	2,425,354	3,896,838	(37)

Capital transactions:
Transfer of net premiums	3,091,876	5,402,445	2,644,651	2,015,312	1,901,741	143,010	555,054	48,088	625,518	1,498,971	370
Transfers due to death benefits	(74,036)	(95,777)	(103,752)	(16,930)	(27,285)	(1,860)	(2,195)	-	(7,351)	(11,455)	-
Transfers due to withdrawal of funds	(2,239,339)	(3,248,343)	(1,198,555)	(1,660,433)	(1,209,525)	(83,977)	(2,694,896)	(11,305)	(241,576)	(866,411)	-
Transfers due to policy loans, net of repayments	(890,380)	(1,667,763)	(809,144)	(420,282)	(500,497)	(22,440)	(395)	(1,260)	(106,088)	(387,748)	-
Transfers due to charges for administrative and insurance costs	(1,894,872)	(3,168,682)	(1,290,480)	(836,449)	(1,119,988)	(46,386)	(285,477)	(19,813)	(274,840)	(616,591)	(608)
Transfers between divisions and to/from Guaranteed Principal Account	(978,433)	(292,140)	(727,083)	28,833	(307,545)	(125,129)	(4,668,436)	(95)	337,818	(76,157)	-

Net increase (decrease) in net assets resulting from capital transactions	(2,985,184)	(3,070,260)	(1,484,363)	(889,949)	(1,263,099)	(136,782)	(7,096,345)	15,615	333,481	(459,391)	(238)

Total increase (decrease)	8,643,300	14,983,707	(1,721,292)	4,312,441	4,731,800	661,860	(7,146,126)	3,564	2,758,835	3,437,447	(275)

NET ASSETS, at beginning of the year	34,288,188	69,631,460	26,673,790	21,261,385	20,075,764	2,057,667	11,560,192	71,399	5,893,798	13,780,545	7,802

NET ASSETS, at end of the year	$42,931,488	$84,615,167	$24,952,498	$25,573,826	$24,807,564	$2,719,527	$4,414,066	$74,963	$8,652,633	$17,217,992	$7,527

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	ING Clarion Global Real Estate Division

Investment income
Dividends	$-	$-	$291,518	$4,952

Expenses
Mortality and expense risk fees	296,660	15,829	88,950	581

Net investment income (loss)	(296,660)	(15,829)	202,568	4,371

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	721,525	231,769	(81,904)	3,702
Realized gain distribution	3,836,842	388,291	-	-

Realized gain (loss)	4,558,367	620,060	(81,904)	3,702

Change in net unrealized appreciation/depreciation of investments	9,817,839	140,646	2,374,489	(5,583)

Net gain (loss) on investments	14,376,206	760,706	2,292,585	(1,881)

Net increase (decrease) in net assets resulting from operations	14,079,546	744,877	2,495,153	2,490

Capital transactions:
Transfer of net premiums	2,490,006	141,746	1,049,461	48,408
Transfers due to death benefits	(95,483)	-	(48,691)	-
Transfers due to withdrawal of funds	(5,709,033)	(156,759)	(487,716)	(1,190)
Transfers due to policy loans, net of repayments	(823,688)	(13,223)	(246,893)	(2,386)
Transfers due to charges for administrative and insurance costs	(1,850,867)	(57,199)	(480,029)	(23,912)
Transfers between divisions and to/from Guaranteed Principal Account	(1,009,740)	(267,693)	(383,047)	2,534

Net increase (decrease) in net assets resulting from capital transactions	(6,998,805)	(353,128)	(596,915)	23,454

Total increase (decrease)	7,080,741	391,749	1,898,238	25,944

NET ASSETS, at beginning of the year	42,564,470	2,246,293	11,657,252	74,438

NET ASSETS, at end of the year	$49,645,211	$2,638,042	$13,555,490	$100,382

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 13, 1988. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following thirteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, and Variable Universal Life III. Four of the thirteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple Tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2014, the Separate Account consists of sixty-six divisions that invest in the following mutual funds. All of the funds may not be available to all of the thirteen segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

American Century VP International Division	American Century VP International Fund [1]

American Century VP Value Division	American Century VP Value Fund [1]

American Funds® Asset Allocation Division	American Funds® Asset Allocation Fund [2]

American Funds® Growth-Income Division	American Funds® Growth-Income Fund [2]

Deutsche Small Cap Index Division [18]	Deutsche Small Cap Index VIP Fund [3,19]

Fidelity® VIP Contrafund® Division (Initial Class and Service Class)	Fidelity® VIP Contrafund® Portfolio [4] (Initial Class and Service Class)

Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio [4]

Franklin Small Cap Value VIP Division [20]	Franklin Small Cap Value VIP Fund [5,20]

Goldman Sachs Large Cap Value Division	Goldman Sachs Large Cap Value Fund [6]

Goldman Sachs Mid Cap Value Division	Goldman Sachs Mid Cap Value Fund [6]

Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund [6]

Goldman Sachs Strategic International Equity Division	Goldman Sachs Strategic International Equity Fund [7]

Goldman Sachs U.S. Equity Insights Division [21]	Goldman Sachs U.S. Equity Insights Fund [6,21]

Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund [9]

Invesco V.I. Global Health Care Division	Invesco V.I. Global Health Care Fund [9]

Invesco V.I. Technology Division	Invesco V.I. Technology Fund [9]

Janus Aspen Balanced Division (Institutional and Service)	Janus Aspen Balanced Portfolio [10] (Institutional and Service)

Janus Aspen Forty Division (Institutional and Service)	Janus Aspen Forty Portfolio [10] (Institutional and Service)

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

Janus Aspen Global Research Division (Institutional and Service)	Janus Aspen Global Research Portfolio [10] (Institutional and Service)

MFS® Growth Division	MFS® Growth Series [11]

MFS® Investors Trust Division	MFS® Investors Trust Series [11]

MFS® New Discovery Division	MFS® New Discovery Series [11]

MFS® Research Division	MFS® Research Series [11]

MML Aggressive Allocation Division	MML Aggressive Allocation Fund [12]

MML Balanced Allocation Division	MML Balanced Allocation Fund [12]

MML Blend Division	MML Blend Fund [13]

MML Blue Chip Growth Division	MML Blue Chip Growth Fund [12]

MML Conservative Allocation Division	MML Conservative Allocation Fund [12]

MML Equity Division	MML Equity Fund [13]

MML Equity Income Division	MML Equity Income Fund [12]

MML Equity Index Division	MML Equity Index Fund [12]

MML Foreign Division	MML Foreign Fund [12]

MML Global Division	MML Global Fund [12]

MML Growth & Income Division	MML Growth & Income Fund [12]

MML Growth Allocation Division	MML Growth Allocation Fund [12]

MML Income & Growth Division	MML Income & Growth Fund [12]

MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund [13]

MML Managed Bond Division	MML Managed Bond Fund [13]

MML Managed Volatility Division	MML Managed Volatility Fund [12]

MML Mid Cap Growth Division	MML Mid Cap Growth Fund [12]

MML Mid Cap Value Division	MML Mid Cap Value Fund [12]

MML Moderate Allocation Division	MML Moderate Allocation Fund [12]

MML Money Market Division	MML Money Market Fund [13]

MML Small Cap Equity Division	MML Small Cap Equity Fund [13]

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund [12]

MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund [12]

MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund [13]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA [14]

Oppenheimer Capital Income Division	Oppenheimer Capital Income Fund/VA [14]

Oppenheimer Core Bond Division	Oppenheimer Core Bond Fund/VA [14]

Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Discovery Mid Cap Growth Fund/VA [14]

Oppenheimer Global Division	Oppenheimer Global Fund/VA [14]

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA [14]

Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA [14]

Oppenheimer Main Street Division	Oppenheimer Main Street Fund®/VA [14]

Oppenheimer Main Street Small Cap Division	Oppenheimer Main Street Small Cap Fund®/VA [14]

Oppenheimer Money Division	Oppenheimer Money Fund/VA [14]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

PIMCO VIT Commodity Real Return Strategy Division	PIMCO VIT CommodityRealReturn® Strategy Portfolio [15]

T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio [16]

T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio [16]

T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio [16]

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio [16]

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio [16]

Templeton Foreign VIP Division [23]	Templeton Foreign VIP Fund [17,23]

VY Clarion Global Real Estate Division [22]	VY Clarion Global Real Estate Portfolio [8,22]

In addition to the sixty-six divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, the General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	Capital Research and Management Company is the investment adviser to the listed Funds.
[3]	Deutsche Investment Management Americas Inc. is the investment adviser to this Fund.
[4]	Fidelity® Management & Research Company is the investment adviser to the listed Portfolios.
[5]	Franklin Advisory Services, LLC is the investment adviser to this Fund.
[6]	Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[7]	Goldman Sachs Asset Management International, a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[8]	Voya Investments, LLC is the investment adviser to this Portfolio.
[9]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[10]	Janus Capital Management LLC is the investment adviser to the listed Portfolios.
[11]	Massachusetts Financial Services Company is the investment adviser to the listed Series.
[12]	MML Investment Advisers, LLC is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[13]	MML Investment Advisers, LLC is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[14]	OFI Global Asset Management, Inc. is the investment adviser to the listed Funds/Portfolios.
[15]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[16]	T. Rowe Price Associates, Inc. is the investment adviser to the listed Portfolios.
[17]	Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[18]	Deutsche Small Cap Index Division was formerly known as DWS Small Cap Index Division.
[19]	Deutsche Small Cap Index VIP Fund was formerly known as DWS Small Cap Index VIP Fund.
[20]	Franklin Small Cap Value VIP was formerly known as Franklin Small Cap Value Securities.
[21]	Goldman Sachs U.S. Equity Insights was formerly known as Goldman Sachs Structured U.S. Equity.
[22]	VY Clarion Global Real Estate was formerly known as ING Clarion Global Real Estate.
[23]	Templeton Foreign VIP was formerly known as Templeton Foreign Securities.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO or 2001 CSO mortality tables.

Notes To Financial Statements (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2014. There have been no transfers between levels for the year ended December 31, 2014.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The policies currently being offered are sold by registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”), subsidiaries of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives and MML Distributors and MSD serve as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors, and MSD also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)

Cost of purchases	$2,380,966	$3,020	$1,134,052	$2,325,864	$2,829,597	$774,188	$4,273,417	$1,022,119	$28,854	$1,693,071	$2,900	$856,743
Proceeds from sales	(3,549,522)	(2,857)	(2,026,693)	(1,756,080)	(2,422,049)	(867,149)	(5,155,160)	(1,281,756)	(2,778)	(1,132,600)	(831)	(582,417)

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Cost of purchases	$1,898,192	$20,429	$6,461	$159,453	$441,245	$541,999	$10,229	$418,757	$5,522,956	$51,752	$436,565	$56,673
Proceeds from sales	(1,617,542)	(13,367)	(27,842)	(259,683)	(273,930)	(492,721)	(6,622)	(335,176)	(1,808,253)	(15,518)	(859,341)	(35,796)

	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division

Cost of purchases	$259,900	$76,985	$2,104,020	$349,662	$715,170	$746,634	$2,032,494	$1,499,414	$492,019	$4,816,802	$91,278	$8,212,060
Proceeds from sales	(274,981)	(50,968)	(1,233,580)	(395,170)	(418,014)	(86,965)	(3,872,572)	(1,047,929)	(128,368)	(13,528,136)	(53,890)	(9,800,609)

	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division

Cost of purchases	$42,746	$32,534	$44,227	$1,129,249	$40,256	$594,827	$3,380,490	$1,033,878	$168,944	$208,765	$826,319	$8,127,047
Proceeds from sales	(12,314)	(16,335)	(13,834)	(238,471)	(59,234)	(1,716,719)	(4,552,375)	(1,009,345)	(56,988)	(122,891)	(599,446)	(11,144,761)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Capital Income Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division

Cost of purchases	$3,832,319	$4,478,837	$76,240	$58,650	$3,962,009	$417,053	$1,658,717	$2,175,721	$7,721,169	$3,166,656	$3,133,758
Proceeds from sales	(2,272,772)	(1,736,052)	(41,556)	(28,545)	(5,860,704)	(412,160)	(893,943)	(4,222,178)	(8,260,567)	(2,927,691)	(2,607,514)

	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY Clarion Global Real Estate Division

Cost of purchases	$2,049,700	$937,703	$1,649,911	$80,664	$507,621	$1,240,141	$332	$6,989,916	$893,044	$1,205,473	$76,504
Proceeds from sales	(2,963,859)	(888,800)	(1,310,036)	(36,156)	(1,036,881)	(1,245,100)	(5,513)	(6,100,035)	(640,676)	(1,135,695)	(45,338)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2014 were as follows:

2014	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)

Units purchased	1,206,723	17,016	646,240	703,078	1,008,737	253,013	2,076,827	408,155	11,264	352,087	1,762	193,849
Units withdrawn	(1,996,263)	(18,494)	(753,281)	(865,752)	(1,183,649)	(432,474)	(2,721,722)	(491,546)	(12,976)	(435,073)	(2,025)	(206,681)
Units transferred between divisions and transferred to/from GPA	(17,591)	-	(237,465)	(38,517)	(273,762)	(50,125)	(245,936)	(84,947)	23,439	(42,488)	-	(2,464)

Net increase (decrease)	(807,131)	(1,478)	(344,506)	(201,191)	(448,674)	(229,586)	(890,831)	(168,338)	21,727	(125,474)	(263)	(15,296)

2014 (Continued)	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	404,990	41,619	167,346	124,693	79,587	227,993	34,089	140,131	757,816	3,206	692,960	2,529
Units withdrawn	(1,060,039)	(49,536)	(182,727)	(137,638)	(110,382)	(505,824)	(34,778)	(158,554)	(1,064,304)	(3,927)	(911,765)	(2,675)
Units transferred between divisions and transferred to/from GPA	(116,240)	10,013	-	(94,186)	56,021	97,053	(2)	(11,843)	(169,423)	(646)	(215,115)	10,056

Net increase (decrease)	(771,289)	2,096	(15,381)	(107,131)	25,226	(180,778)	(691)	(30,266)	(475,911)	(1,367)	(433,920)	9,910

2014 (Continued)	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division

Units purchased	79,827	15,395	262,804	151,946	152,076	207,010	738,302	493,125	264,570	2,841,022	24,099	4,676,070
Units withdrawn	(111,800)	(20,908)	(324,493)	(178,857)	(84,786)	(49,452)	(1,429,385)	(703,812)	(33,837)	(5,310,609)	(9,972)	(5,653,955)
Units transferred between divisions and transferred to/from GPA	(26,635)	(3,280)	(84,059)	(110,453)	52,424	295,139	(57,202)	109,565	35,251	(382,620)	1,387	(350,863)

Net increase (decrease)	(58,608)	(8,793)	(145,748)	(137,364)	119,714	452,697	(748,285)	(101,122)	265,984	(2,852,207)	15,514	(1,328,748)

2014 (Continued)	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division
Units purchased	28,840	16,747	27,349	309,668	22,671	323,726	1,783,124	1,038,100	34,380	27,172	148,275	3,639,979
Units withdrawn	(14,006)	(8,084)	(13,340)	(78,387)	(33,284)	(544,366)	(2,450,772)	(1,225,412)	(14,227)	(14,035)	(178,632)	(9,567,383)
Units transferred between divisions and transferred to/from GPA	2,243	(1,791)	224	203,197	275	(626,395)	(270,966)	(79,341)	8,070	8,621	159,084	4,109,421

Net increase (decrease)	17,077	6,872	14,233	434,478	(10,338)	(847,035)	(938,614)	(266,653)	28,223	21,758	128,727	(1,817,983)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2014 (Continued)	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Capital Income Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Units purchased	676,549	632,766	23,643	11,621	3,134,868	251,613	2,550,852	2,260,589	2,440,278	2,218,843	1,347,967	1,187,456
Units withdrawn	(1,016,486)	(823,703)	(13,569)	(9,854)	(4,343,959)	(218,200)	(2,299,514)	(3,005,675)	(3,577,433)	(2,514,541)	(1,342,705)	(1,797,159)
Units transferred between divisions and transferred to/from GPA	(151,601)	17,269	1,594	33,394	(462,785)	(47,393)	63,020	(123,958)	(396,791)	(17,627)	(59,674)	(178,009)

Net increase (decrease)	(491,538)	(173,668)	11,668	35,161	(1,671,876)	(13,980)	314,358	(869,044)	(1,533,946)	(313,325)	(54,412)	(787,712)

2014 (Continued)	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY Clarion Global Real Estate Division

Units purchased	114,233	1,474,534	50,985	261,128	623,313	712	1,056,356	140,918	595,828	31,863
Units withdrawn	(102,426)	(1,552,173)	(18,340)	(322,105)	(587,163)	(3,958)	(1,925,404)	(118,259)	(822,459)	(15,555)
Units transferred between divisions and transferred to/from GPA	(103,425)	374,247	2,207	(111,472)	(102,479)	-	(381,967)	(76,448)	170,238	(8)

Net increase (decrease)	(91,618)	296,608	34,852	(172,449)	(66,329)	(3,246)	(1,251,015)	(53,789)	(56,393)	16,300

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2013	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)
Units purchased	1,311,200	251	602,851	733,626	1,327,525	284,698	2,469,104	202,813	310	433,500	200	16,365
Units withdrawn	(2,264,364)	(1,838)	(616,819)	(1,049,932)	(1,462,460)	(548,588)	(3,635,820)	(236,673)	(1,795)	(404,685)	(402,694)	(45,790)
Units transferred between divisions and transferred to/from GPA	(327,800)	-	(65,222)	228,004	(384,692)	(60,906)	(17,257)	8,772	-	(145,101)	-	35,447

Net increase (decrease)	(1,280,964)	(1,587)	(79,190)	(88,302)	(519,627)	(324,796)	(1,183,973)	(25,088)	(1,485)	(116,286)	(402,494)	6,022

2013 (Continued)	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs Structured U.S. Equity Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	396,553	621	2,920	198,768	113,672	333,354	-	161,576	717,681	3,623	749,435	15,694
Units withdrawn	(483,698)	(2,662)	(27,236)	(113,228)	(145,814)	(344,013)	(707)	(190,524)	(1,192,005)	(5,286)	(1,714,851)	(4,024)
Units transferred between divisions and transferred to/from GPA	(230,809)	(70,885)	-	152,875	99,797	(337,419)	43	208,321	(132,919)	(286)	(78,339)	7,709

Net increase (decrease)	(317,954)	(72,926)	(24,316)	238,415	67,655	(348,078)	(664)	179,373	(607,243)	(1,949)	(1,043,755)	19,379

2013 (Continued)	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division

Units purchased	67,323	20,527	185,101	34,273	138,693	99,382	939,896	556,032	45,422	3,168,734	23,942	2,237,112
Units withdrawn	(112,366)	(23,012)	(206,791)	(87,431)	(82,557)	(61,386)	(2,014,613)	(661,820)	(12,652)	(6,191,791)	(11,214)	(3,760,792)
Units transferred between divisions and transferred to/from GPA	(120,030)	14,758	(69,789)	76,995	27,706	44,836	301,584	(112,147)	6,014	(492,028)	3,399	(1,743,135)

Net increase (decrease)	(165,073)	12,273	(91,479)	23,837	83,842	82,832	(773,133)	(217,935)	38,784	(3,515,085)	16,127	(3,266,815)

2013 (Continued)	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division

Units purchased	23,385	13,794	22,615	127,324	22,649	398,541	1,302,501	646,165	30,316	23,140	63,359	3,559,964
Units withdrawn	(14,070)	(8,691)	(13,673)	(69,279)	(15,134)	(492,154)	(2,452,197)	(717,954)	(15,520)	(12,902)	(26,581)	(10,033,801)
Units transferred between divisions and transferred to/from GPA	156	(67)	1,412	(954)	(2,023)	(238,234)	(104,843)	(119,733)	(8,842)	(3,033)	19,315	5,965,314

Net increase (decrease)	9,471	5,036	10,354	57,091	5,492	(331,847)	(1,254,539)	(191,522)	5,954	7,205	56,093	(508,523)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2013 (Continued)	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Capital Income Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Units purchased	819,088	553,114	23,142	9,997	3,362,701	77,622	1,104,977	2,159,075	2,551,392	1,304,956	1,102,813	1,402,529
Units withdrawn	(1,175,742)	(566,412)	(16,003)	(397)	(4,367,801)	(76,905)	(1,164,015)	(3,122,521)	(3,306,431)	(1,543,222)	(1,407,817)	(1,918,427)
Units transferred between divisions and transferred to/from GPA	(185,228)	(129,608)	481	38,267	(1,446,189)	(9,330)	259,475	(678,416)	(323,140)	(373,340)	(71,563)	(316,184)

Net increase (decrease)	(541,882)	(142,906)	7,620	47,867	(2,451,289)	(8,613)	200,437	(1,641,862)	(1,078,179)	(611,606)	(376,567)	(832,082)

2013 (Continued)	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division	ING Clarion Global Real Estate Division

Units purchased	45,716	445,158	36,344	322,209	765,053	230	955,880	95,143	697,547	28,727
Units withdrawn	(42,557)	(2,263,056)	(24,137)	(295,423)	(912,868)	(379)	(2,792,786)	(145,194)	(775,798)	(15,756)
Units transferred between divisions and transferred to/from GPA	(47,188)	(3,698,032)	(748)	124,216	(82,172)	-	(403,672)	(190,065)	(297,653)	653

Net increase (decrease)	(44,029)	(5,515,930)	11,459	151,002	(229,987)	(149)	(2,240,578)	(240,116)	(375,904)	13,624

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2014 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century VP Income & Growth Division
2014	13,543,405	$2.11 to $2.30	$26,280,312	2.04%	0.25% to 1.00%	11.38% to 12.22%
2013	14,350,536	1.90 to 2.05	24,945,163	2.21	0.25 to 1.00	34.47 to 35.48
2012	15,631,500	1.41 to 1.52	20,127,314	2.11	0.25 to 1.00	13.60 to 14.46
2011	16,220,357	1.24 to 1.32	18,306,289	1.57	0.25 to 1.00	2.09 to 2.85
2010	16,768,505	1.02 to 1.22	18,496,548	1.52	0.25 to 1.00	13.01 to 13.86

American Century VP International Division
2014	151,511	1.11	167,598	1.66	0.60	(6.07)
2013	152,989	1.18	180,173	1.67	0.60	21.68
2012	154,576	0.97	149,608	0.83	0.60	20.44
2011	156,326	0.80	125,630	1.47	0.60	(12.57)
2010	171,195	0.92	157,354	2.28	0.60	12.62

American Century VP Value Division
2014	5,013,429	2.24 to 2.83	13,423,353	1.54	0.25 to 1.00	11.96 to 12.80
2013	5,357,935	2.00 to 2.51	12,888,121	1.66	0.25 to 1.00	30.42 to 31.40
2012	5,437,125	1.54 to 1.91	9,983,419	1.93	0.25 to 1.00	13.43 to 14.29
2011	5,609,497	1.35 to 1.67	9,056,343	2.04	0.25 to 1.00	0.01 to 0.76
2010	5,702,786	1.35 to 1.66	9,148,271	2.21	0.25 to 1.00	12.29 to 13.14

American Funds® Asset Allocation Division
2014	8,141,405	2.06 to 2.48	19,013,090	1.49	0.25 to 1.00	4.35 to 5.13
2013	8,342,596	1.97 to 2.36	18,613,490	1.46	0.25 to 1.00	22.46 to 23.38
2012	8,430,898	1.61 to 1.91	15,290,984	1.97	0.25 to 1.00	15.03 to 15.90
2011	8,578,044	1.40 to 1.65	13,494,126	1.88	0.25 to 1.00	0.29 to 1.04
2010	8,764,213	1.40 to 1.63	13,711,913	2.06	0.25 to 1.00	11.39 to 12.23

American Funds® Growth-Income Division
2014	11,596,041	2.09 to 2.69	29,207,131	1.29	0.25 to 1.00	9.53 to 10.36
2013	12,044,715	1.90 to 2.44	27,620,894	1.37	0.25 to 1.00	32.17 to 33.17
2012	12,564,342	1.44 to 1.83	21,731,319	1.62	0.25 to 1.00	16.31 to 17.19
2011	13,332,190	1.24 to 1.56	19,774,147	1.58	0.25 to 1.00	(2.81) to (2.07)
2010	13,260,303	1.27 to 1.59	20,187,047	1.50	0.25 to 1.00	10.32 to 11.15

Deutsche Small Cap Index Division
2014	3,211,396	2.25 to 2.67	8,143,727	0.97	0.25 to 1.00	3.70 to 4.48
2013	3,440,982	2.17 to 2.56	8,393,980	1.63	0.25 to 1.00	37.26 to 38.29
2012	3,765,778	1.58 to 1.85	6,661,695	0.88	0.25 to 1.00	15.09 to 15.96
2011	4,006,582	1.37 to 1.59	6,136,663	0.90	0.25 to 1.00	(5.36) to (4.65)
2010	4,316,330	1.45 to 1.67	6,967,565	0.91	0.25 to 1.00	25.14 to 26.08

Fidelity® VIP Contrafund® Division (Initial)
2014	24,279,433	2.54 to 3.43	66,265,541	0.97	0.25 to 1.00	10.83 to 11.66
2013	25,170,264	2.29 to 3.07	61,826,384	1.09	0.25 to 1.00	29.98 to 30.96
2012	26,354,237	1.76 to 2.34	49,796,723	1.34	0.25 to 1.00	15.26 to 16.12
2011	27,674,488	1.53 to 2.02	45,266,125	1.03	0.25 to 1.00	(3.49) to (2.77)
2010	28,127,582	1.51 to 1.59	47,575,958	1.27	0.25 to 1.00	16.05 to 16.92

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Division (Service)
2014	2,699,853	$2.58 to $2.71	$7,028,266	0.87%	0.60% to 0.75%	10.98% to 11.15%
2013	2,868,191	2.32 to 2.44	6,732,673	1.00	0.60 to 0.75	30.17 to 30.36
2012	2,893,279	1.79 to 1.87	5,213,815	1.27	0.60 to 0.75	15.44 to 15.61
2011	3,011,201	1.55 to 1.62	4,698,320	0.94	0.60 to 0.75	(3.36) to (3.22)
2010	3,007,855	1.60 to 1.67	4,858,363	1.07	0.60 to 0.75	16.23 to 16.41

Fidelity® VIP Growth Division
2014	106,337	1.21	128,676	0.11	0.60	10.52
2013	84,610	1.09	92,635	0.20	0.60	35.39
2012	86,095	0.81	69,623	0.51	0.60	13.86
2011	87,149	0.71	61,898	0.25	0.60	(0.46)
2010	114,052	0.71	81,377	0.18	0.60	23.31

Franklin Small Cap Value VIP Division
2014	4,048,324	2.56 to 3.45	13,133,649	0.62	0.25 to 1.00	(0.43) to 0.32
2013	4,173,798	2.57 to 3.44	13,553,648	1.29	0.25 to 1.00	34.88 to 35.90
2012	4,290,084	1.91 to 2.53	10,293,380	0.78	0.25 to 1.00	17.21 to 18.09
2011	4,422,859	1.63 to 2.14	9,029,620	0.70	0.25 to 1.00	(4.72) to (4.00)
2010	4,454,646	1.71 to 2.23	9,520,968	0.74	0.25 to 1.00	26.95 to 27.90

Goldman Sachs Large Cap Value Division
2014	6,631	1.99 to 2.16	13,813	1.42	0.30 to 0.60	12.26 to 12.60
2013	6,894	1.77 to 1.91	12,787	0.04	0.30 to 0.60	32.43 to 32.83
2012	409,388	1.34 to 1.44	589,678	1.47	0.30 to 0.60	18.41 to 18.77
2011	411,778	1.13 to 1.21	499,395	1.21	0.30 to 0.60	(7.61) to (7.33)
2010	508,650	1.22 to 1.31	657,808	0.88	0.30 to 0.60	10.53 to 10.86

Goldman Sachs Mid Cap Value Division
2014	463,907	4.97 to 5.26	2,353,669	1.00	0.30 to 0.60	12.89 to 13.23
2013	479,203	4.40 to 4.65	2,160,496	0.86	0.30 to 0.60	32.10 to 32.49
2012	473,181	3.33 to 3.51	1,604,940	0.98	0.30 to 0.60	17.76 to 18.11
2011	638,645	2.83 to 2.97	1,834,516	0.77	0.30 to 0.60	(6.93) to (6.66)
2010	724,685	3.04 to 3.18	2,240,529	0.71	0.30 to 0.60	24.25 to 24.63

Goldman Sachs Strategic Growth Division
2014	4,678,650	1.59 to 2.11	7,809,251	0.37	0.25 to 1.00	12.51 to 13.36
2013	5,449,939	1.40 to 1.88	8,063,224	0.41	0.25 to 1.00	31.10 to 32.09
2012	5,767,893	1.06 to 1.43	6,511,917	0.68	0.25 to 1.00	18.69 to 19.59
2011	6,141,812	0.89 to 1.21	5,820,475	0.46	0.25 to 1.00	(3.58) to (2.86)
2010	6,305,064	0.91 to 1.25	6,177,649	0.44	0.25 to 1.00	9.64 to 10.46

Goldman Sachs Strategic International Equity Division
2014	95,879	1.36	130,657	3.63	0.60	(8.10)
2013	93,783	1.48	139,057	1.73	0.60	23.46
2012	166,709	1.20	200,215	2.21	0.60	20.51
2011	197,946	1.00	197,273	3.21	0.60	(15.56)
2010	269,891	1.18	318,525	1.62	0.60	9.70

Goldman Sachs U.S. Equity Insights Division
2014	54,997	1.90 to 2.25	105,291	1.32	0.30 to 0.60	15.67 to 16.02
2013	70,378	1.64 to 1.94	116,294	1.05	0.30 to 0.60	36.70 to 37.11
2012	94,694	1.20 to 1.41	114,279	1.58	0.30 to 0.60	13.77 to 14.11
2011	134,273	1.05 to 1.24	142,204	1.51	0.30 to 0.60	3.42 to 3.73
2010	194,147	1.02 to 1.19	198,554	1.41	0.30 to 0.60	12.17 to 12.50

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Invesco V.I. Diversified Dividend Division
2014	1,043,671	$0.96 to $1.22	$1,235,075	1.74%	0.25% to 1.00%	11.71% to 12.55%
2013	1,150,802	0.86 to 1.09	1,207,255	2.51	0.25 to 1.00	29.73 to 30.71
2012	912,387	0.66 to 0.83	734,676	1.93	0.25 to 1.00	17.54 to 18.43
2011	872,819	0.56 to 0.70	595,281	0.24	0.25 to 1.00	(3.07) to (2.34)
2010	1,182,804	0.58 to 0.72	825,003	0.11	0.25 to 1.00	9.22 to 10.04

Invesco V.I. Global Health Care Division
2014	1,083,908	2.74 to 3.22	3,285,583	-	0.25 to 1.00	18.48 to 19.37
2013	1,058,682	2.31 to 2.70	2,701,896	0.70	0.25 to 1.00	39.14 to 40.19
2012	991,027	1.66 to 1.93	1,814,633	-	0.25 to 1.00	19.69 to 20.60
2011	1,090,977	1.39 to 1.60	1,666,165	-	0.25 to 1.00	2.92 to 3.69
2010	1,128,239	1.35 to 1.54	1,670,456	-	0.25 to 1.00	4.25 to 5.03

Invesco V.I. Technology Division
2014	2,713,915	1.18 to 1.77	2,834,494	-	0.25 to 1.00	9.95 to 10.77
2013	2,894,693	1.07 to 1.61	2,721,438	-	0.25 to 1.00	23.90 to 24.83
2012	3,242,771	0.86 to 1.30	2,433,172	-	0.25 to 1.00	10.17 to 11.00
2011	3,317,406	0.77 to 1.18	2,229,918	0.19	0.25 to 1.00	(6.00) to (5.29)
2010	3,391,299	0.81 to 1.26	2,410,547	-	0.25 to 1.00	20.10 to 21.00

Janus Aspen Balanced Division (Institutional)
2014	63,065	2.19	137,981	1.76	0.60	7.86
2013	63,756	2.03	129,329	2.28	0.60	19.44
2012	64,420	1.70	109,412	1.96	0.60	12.94
2011	242,616	1.50	364,853	2.06	0.60	1.03
2010	380,431	1.49	566,259	2.95	0.60	7.74

Janus Aspen Balanced Division (Service)
2014	1,974,540	2.24 to 2.58	4,818,850	1.52	0.25 to 1.00	7.16 to 7.97
2013	2,004,806	2.09 to 2.39	4,553,567	2.03	0.25 to 1.00	18.61 to 19.50
2012	1,825,433	1.76 to 2.00	3,485,364	2.54	0.25 to 1.00	12.24 to 13.09
2011	1,911,805	1.57 to 1.77	3,242,276	2.19	0.25 to 1.00	0.35 to 1.10
2010	2,083,372	1.56 to 1.75	3,516,736	2.58	0.25 to 1.00	7.04 to 7.85

Janus Aspen Forty Division (Institutional)
2014	7,900,411	1.76 to 2.23	16,254,249	0.16	0.25 to 0.75	7.92 to 8.46
2013	8,376,322	1.62 to 2.06	15,943,695	0.71	0.25 to 0.75	30.25 to 30.90
2012	8,983,565	1.24 to 1.58	13,136,305	0.71	0.25 to 0.75	23.23 to 23.85
2011	9,811,569	1.00 to 1.28	11,578,955	0.38	0.25 to 0.75	(7.39) to (6.93)
2010	10,130,220	1.07 to 1.39	12,880,082	0.35	0.25 to 0.75	5.95 to 6.48

Janus Aspen Forty Division (Service)
2014	53,043	2.69 to 3.11	145,948	0.03	0.50 to 1.00	7.39 to 7.93
2013	54,410	2.50 to 2.89	139,065	0.59	0.50 to 1.00	29.58 to 30.23
2012	56,359	1.93 to 2.22	110,861	0.58	0.50 to 1.00	22.62 to 23.24
2011	60,741	1.58 to 1.80	97,089	0.24	0.50 to 1.00	(7.87) to (7.40)
2010	70,344	1.71 to 1.94	124,015	0.23	0.50 to 1.00	5.42 to 5.95

Janus Aspen Global Research Division (Institutional)
2014	7,544,222	1.01 to 1.28	8,703,992	1.08	0.25 to 0.75	6.64 to 7.18
2013	7,978,142	0.94 to 1.20	8,604,397	1.22	0.25 to 0.75	27.47 to 28.11
2012	9,021,897	0.74 to 0.94	7,538,879	0.88	0.25 to 0.75	19.18 to 19.78
2011	9,349,353	0.62 to 0.79	6,549,020	0.58	0.25 to 0.75	(14.39) to (13.96)
2010	9,770,979	0.71 to 0.92	7,979,509	0.61	0.25 to 0.75	14.97 to 15.55

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Janus Aspen Global Research Division (Service)
2014	116,069	$1.68 to $2.08	$229,442	0.98%	0.50% to 1.00%	6.11% to 6.65%
2013	106,159	1.58 to 1.95	195,591	1.13	0.50 to 1.00	26.80 to 27.44
2012	86,780	1.25 to 1.53	118,604	0.79	0.50 to 1.00	18.66 to 19.26
2011	88,793	1.05 to 1.29	100,722	0.49	0.50 to 1.00	(14.84) to (14.42)
2010	89,011	1.23 to 1.50	118,084	0.49	0.50 to 1.00	14.37 to 14.94

MFS® Growth Division
2014	864,992	1.91 to 2.35	1,710,078	0.10	0.30 to 0.75	8.13 to 8.62
2013	923,600	1.76 to 2.17	1,690,641	0.23	0.30 to 0.75	35.83 to 36.44
2012	1,088,673	1.30 to 1.59	1,469,553	-	0.30 to 0.75	16.51 to 17.03
2011	1,162,492	1.11 to 1.36	1,345,471	0.19	0.30 to 0.75	(1.07) to (0.62)
2010	1,277,227	1.13 to 1.37	1,494,497	0.12	0.30 to 0.75	14.48 to 14.99

MFS® Investors Trust Division
2014	235,802	2.28 to 2.76	611,967	0.95	0.25 to 1.00	9.90 to 10.73
2013	244,595	2.08 to 2.49	574,996	1.01	0.25 to 1.00	30.74 to 31.72
2012	232,322	1.59 to 1.89	416,283	0.88	0.25 to 1.00	17.99 to 18.88
2011	239,601	1.35 to 1.59	362,983	0.63	0.25 to 1.00	(3.15) to (2.43)
2010	411,584	1.39 to 1.63	643,501	1.32	0.25 to 1.00	9.99 to 10.82

MFS® New Discovery Division
2014	2,013,904	2.23 to 3.14	6,214,867	-	0.25 to 1.00	(8.18) to (7.49)
2013	2,159,652	2.43 to 3.39	7,278,405	-	0.25 to 1.00	40.11 to 41.17
2012	2,251,131	1.73 to 2.40	5,398,216	-	0.25 to 1.00	20.02 to 20.92
2011	2,156,353	1.45 to 1.99	4,281,062	-	0.25 to 1.00	(11.16) to (10.49)
2010	2,135,900	1.63 to 2.22	4,811,315	-	0.25 to 1.00	34.98 to 36.00

MFS® Research Division
2014	1,275,659	1.91 to 2.29	2,813,981	0.80	0.30 to 0.75	9.38 to 9.87
2013	1,413,023	1.74 to 2.08	2,812,221	0.32	0.30 to 0.75	31.30 to 31.89
2012	1,389,186	1.33 to 1.58	2,071,947	0.79	0.30 to 0.75	16.39 to 16.92
2011	1,383,841	1.14 to 1.35	1,769,389	0.87	0.30 to 0.75	(1.19) to (0.75)
2010	1,374,352	1.16 to 1.36	1,775,339	0.92	0.30 to 0.75	15.03 to 15.55

MML Aggressive Allocation Division
2014	395,103	1.37 to 2.22	797,803	1.13	0.50 to 0.75	5.06 to 5.32
2013	275,389	1.31 to 2.11	529,428	1.31	0.50 to 0.75	26.44 to 26.75
2012	191,547	1.03 to 1.66	289,202	0.82	0.50 to 0.75	14.87 to 15.15
2011	138,117	0.90 to 1.44	178,531	1.06	0.50 to 0.75	(10.00) to (2.34)
2010	71,506	1.47 to 1.48	105,284	1.35	0.50 to 0.70	15.24 to 15.47

MML Asset Allocation Division
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	3.18	0.50 to 0.70	5.77 to 5.84
2011	28,873	1.26 to 1.27	36,519	1.61	0.50 to 0.70	0.98 to 1.18
2010	29,262	1.25	36,646	2.18	0.50 to 0.70	11.83 to 12.05

MML Balanced Allocation Division
2014	722,714	1.26 to 1.86	1,041,985	2.63	0.50 to 0.75	4.56 to 4.82
2013	270,017	1.21 to 1.77	426,773	2.44	0.50 to 0.75	13.63 to 13.92
2012	187,185	1.06 to 1.56	275,668	1.79	0.50 to 0.75	11.56 to 11.84
2011	167,995	0.95 to 1.39	221,624	2.38	0.50 to 0.75	(4.59) to 1.22
2010	82,652	1.37	113,132	1.54	0.50 to 0.70	11.95 to 12.17

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Blend Division
2014	10,175,074	$2.08 to $2.21	$29,791,083	2.07%	0.25% to 1.00%	9.88% to 10.71%
2013	10,923,359	1.89 to 2.00	29,496,182	2.04	0.25 to 1.00	19.12 to 20.01
2012	11,696,492	1.59 to 1.66	26,673,699	2.10	0.25 to 1.00	11.52 to 12.36
2011	12,347,289	1.42 to 1.48	25,132,192	2.07	0.25 to 1.00	3.74 to 4.52
2010	13,366,909	1.37 to 1.42	26,224,164	2.13	0.25 to 1.00	11.39 to 12.22

MML Blue Chip Growth Division
2014	4,575,439	1.17 to 1.89	6,627,835	-	0.25 to 1.00	8.04 to 8.85
2013	4,676,561	1.07 to 1.75	6,247,551	0.22	0.25 to 1.00	39.92 to 40.98
2012	4,894,496	0.76 to 1.25	4,588,117	0.09	0.25 to 1.00	17.13 to 18.02
2011	4,761,840	0.65 to 1.07	3,739,736	0.04	0.25 to 1.00	0.36 to 1.12
2010	4,709,781	0.64 to 1.06	3,535,605	0.08	0.25 to 1.00	15.01 to 15.88

MML Concentrated Growth Division
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	2.61	0.50 to 0.70	10.61 to 10.68
2011	10,560	1.42	14,943	0.72	0.50 to 0.70	(1.46) to (1.26)
2010	8,605	1.44	12,356	0.61	0.50 to 0.70	13.41 to 13.64

MML Conservative Allocation Division
2014	371,391	1.23 to 1.78	480,942	3.21	0.50 to 0.75	4.34 to 4.60
2013	105,407	1.18 to 1.70	145,525	2.51	0.50 to 0.75	10.49 to 10.76
2012	66,623	1.07 to 1.53	86,570	2.17	0.50 to 0.75	10.57 to 10.85
2011	87,728	0.97 to 1.38	108,009	2.51	0.50 to 0.75	(3.13) to 2.06
2010	42,148	1.35 to 1.36	56,930	1.90	0.50 to 0.70	11.13 to 11.35

MML Emerging Growth Division
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	-	0.25 to 1.00	6.61 to 6.87
2011	2,400,038	0.82 to 1.00	1,924,409	-	0.25 to 1.00	(7.47) to (6.78)
2010	2,660,583	0.88 to 1.08	2,223,343	-	0.25 to 1.00	24.04 to 24.98

MML Enhanced Index Core Equity Division
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	2.23	0.25 to 1.00	8.55 to 8.82
2011	667,487	1.26 to 1.54	971,266	1.49	0.25 to 1.00	1.55 to 2.32
2010	639,314	1.24 to 1.50	910,162	1.49	0.25 to 1.00	13.06 to 13.91

MML Equity Division
2014	31,447,238	1.89 to 2.03	88,607,590	1.55	0.25 to 1.00	10.46 to 11.29
2013	34,299,445	1.70 to 1.84	89,227,360	1.89	0.25 to 1.00	31.95 to 32.94
2012	37,814,530	1.28 to 1.40	74,739,653	1.93	0.25 to 1.00	14.89 to 15.76
2011	41,138,324	1.10 to 1.22	71,139,765	1.53	0.25 to 1.00	(4.71) to (4.00)
2010	45,095,517	1.15 to 1.28	82,668,620	1.85	0.25 to 1.00	13.63 to 14.48

MML Equity Income Division
2014	87,872	2.11 to 2.13	185,944	1.74	0.50 to 0.70	6.79 to 7.01
2013	72,358	1.97 to 1.99	143,100	1.98	0.50 to 0.70	29.03 to 29.28
2012	56,231	1.53 to 1.54	86,129	2.00	0.50 to 0.70	16.50 to 16.73
2011	49,983	1.31 to 1.32	65,666	1.78	0.50 to 0.70	(1.48) to (1.29)
2010	26,538	1.33 to 1.34	35,339	1.70	0.50 to 0.70	14.15 to 14.38

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Equity Index Division
2014	35,250,762	$2.15 to $2.25	$69,226,923	1.55%	0.25% to 1.00%	12.22% to 13.07%
2013	36,579,510	1.92 to 1.99	64,323,607	1.65	0.25 to 1.00	30.71 to 31.69
2012	39,846,325	1.47 to 1.51	53,232,183	1.66	0.25 to 1.00	14.54 to 15.40
2011	45,920,165	1.28 to 1.31	54,758,362	1.65	0.25 to 1.00	0.83 to 1.59
2010	52,403,078	0.99 to 1.27	61,598,870	1.79	0.25 to 1.00	13.62 to 14.48

MML Foreign Division
2014	71,520	1.57 to 1.59	112,532	2.35	0.50 to 0.70	(7.62) to (7.43)
2013	54,443	1.70 to 1.72	92,715	1.95	0.50 to 0.70	19.96 to 20.20
2012	44,972	1.42 to 1.43	63,764	2.08	0.50 to 0.70	18.23 to 18.47
2011	43,180	1.20 to 1.21	51,819	2.10	0.50 to 0.70	(10.53) to (10.35)
2010	19,043	1.34	25,498	1.80	0.50 to 0.70	3.97 to 4.18

MML Global Division
2014	35,932	2.20 to 2.23	78,988	0.90	0.50 to 0.70	3.27 to 3.48
2013	29,060	2.13 to 2.15	61,856	1.18	0.50 to 0.70	27.44 to 27.70
2012	24,024	1.67 to 1.68	40,125	1.03	0.50 to 0.70	22.92 to 23.17
2011	23,258	1.36 to 1.37	31,598	1.00	0.50 to 0.70	(4.82) to (4.63)
2010	14,351	1.43	20,486	0.64	0.50 to 0.70	12.04 to 12.26

MML Growth & Income Division
2014	71,640	2.20 to 2.23	158,172	1.20	0.50 to 0.70	10.41 to 10.63
2013	57,407	1.99 to 2.02	114,774	1.30	0.50 to 0.70	31.61 to 31.87
2012	47,053	1.52 to 1.53	71,378	1.23	0.50 to 0.70	18.65 to 18.89
2011	44,459	1.28 to 1.29	56,892	1.17	0.50 to 0.70	(2.51) to (2.32)
2010	23,621	1.31 to 1.32	30,948	1.59	0.50 to 0.70	10.70 to 10.92

MML Growth Allocation Division
2014	654,384	1.34 to 2.08	1,260,851	1.45	0.50 to 0.75	4.98 to 5.24
2013	219,906	1.27 to 1.98	404,273	1.78	0.50 to 0.75	21.72 to 22.03
2012	162,815	1.05 to 1.62	242,187	1.40	0.50 to 0.75	13.63 to 13.92
2011	137,834	0.92 to 1.42	186,182	2.03	0.50 to 0.75	(7.90) to (0.91)
2010	82,046	1.43	117,219	1.14	0.50 to 0.70	14.12 to 14.35

MML Income & Growth Division
2014	73,035	1.95 to 1.97	143,499	1.93	0.50 to 0.70	8.46 to 8.67
2013	83,373	1.80 to 1.82	151,087	1.77	0.50 to 0.70	23.75 to 23.99
2012	77,881	1.45 to 1.47	113,893	1.11	0.50 to 0.70	11.18 to 11.40
2011	69,265	1.31 to 1.32	90,944	3.25	0.50 to 0.70	4.87 to 5.08
2010	19,104	1.25	23,838	2.54	0.50 to 0.70	10.92 to 11.14

MML Inflation-Protected and Income Division
2014	3,165,287	1.38 to 1.61	4,806,773	2.77	0.25 to 1.00	2.42 to 3.19
2013	4,012,322	1.35 to 1.56	5,991,173	1.87	0.25 to 1.00	(9.59) to (8.91)
2012	4,344,169	1.49 to 1.72	7,141,208	3.18	0.25 to 1.00	5.82 to 6.62
2011	4,169,627	1.41 to 1.61	6,448,450	5.00	0.25 to 1.00	12.37 to 13.21
2010	3,947,695	1.25 to 1.42	5,411,492	3.21	0.25 to 1.00	5.50 to 6.30

MML Managed Bond Division
2014	16,917,396	1.56 to 2.30	38,561,173	3.21	0.25 to 1.00	5.40 to 6.19
2013	17,856,010	1.48 to 2.16	38,464,642	3.09	0.25 to 1.00	(2.62) to (1.88)
2012	19,110,549	1.52 to 2.21	42,140,565	2.87	0.25 to 1.00	4.72 to 5.51
2011	19,379,964	1.45 to 2.09	40,641,077	3.65	0.25 to 1.00	6.25 to 7.04
2010	21,476,189	1.37 to 1.95	42,827,727	3.62	0.25 to 1.00	5.90 to 6.70

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Managed Volatility Division
2014	6,294,828	$1.66 to $1.73	$9,977,943	0.70%	0.25% to 1.00%	3.36% to 4.14%
2013	6,561,481	1.60 to 1.66	10,035,349	1.41	0.25 to 1.00	16.66 to 17.54
2012	6,753,003	1.37 to 1.42	8,830,980	0.70	0.25 to 1.00	12.03 to 12.88
2011	7,031,848	1.23 to 1.25	8,187,476	0.90	0.25 to 1.00	(4.85) to (4.13)
2010	7,084,652	1.29 to 1.31	8,632,352	0.81	0.25 to 1.00	11.23 to 12.07

MML Mid Cap Growth Division
2014	108,629	2.95 to 2.99	322,149	-	0.50 to 0.70	12.48 to 12.70
2013	80,406	2.63 to 2.65	211,733	0.29	0.50 to 0.70	35.73 to 36.01
2012	74,452	1.93 to 1.95	144,247	-	0.50 to 0.70	12.99 to 13.21
2011	47,820	1.71 to 1.72	81,957	-	0.50 to 0.70	(1.91) to (1.72)
2010	32,572	1.75	56,869	-	0.50 to 0.70	27.17 to 27.42

MML Mid Cap Value Division
2014	88,288	2.58 to 2.61	228,664	1.64	0.50 to 0.70	15.85 to 16.08
2013	66,530	2.23 to 2.25	148,462	1.87	0.50 to 0.70	29.52 to 29.78
2012	59,325	1.72 to 1.73	102,193	1.67	0.50 to 0.70	15.89 to 16.12
2011	49,852	1.48 to 1.49	74,056	2.03	0.50 to 0.70	(1.33) to (1.13)
2010	42,933	1.50 to 1.51	64,632	1.53	0.50 to 0.70	19.26 to 19.50

MML Moderate Allocation Division
2014	431,427	1.29 to 1.95	657,894	1.75	0.50 to 0.75	4.83 to 5.09
2013	302,700	1.23 to 1.85	436,789	1.76	0.50 to 0.75	16.69 to 16.98
2012	246,607	1.06 to 1.58	297,223	1.79	0.50 to 0.75	12.32 to 12.61
2011	81,327	0.94 to 1.41	104,444	2.36	0.50 to 0.75	(5.81) to 0.50
2010	49,900	1.39 to 1.40	69,624	1.41	0.50 to 0.70	12.69 to 12.91

MML Money Market Division
2014	50,555,783	1.04 to 1.34	82,303,326	-	0.25 to 1.00	(1.00) to (0.25)
2013	52,373,766	1.05 to 1.34	85,328,083	-	0.25 to 1.00	(1.00) to (0.25)
2012[5]	52,882,289	1.06 to 1.34	86,598,868	-	0.25 to 1.00	(1.00) to (0.25)
2011	52,425,706	1.07 to 1.35	87,096,765	-	0.25 to 1.00	(0.99) to (0.25)
2010	51,806,766	1.08 to 1.35	86,930,236	0.03	0.25 to 1.00	(1.00) to (0.24)

MML NASDAQ-100® Division
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	0.43	0.25 to 1.00	15.66 to 15.95
2011	1,931,859	1.22 to 1.50	1,957,623	0.27	0.25 to 1.00	2.11 to 2.87
2010	1,725,468	1.18 to 1.47	1,767,344	0.13	0.25 to 1.00	18.48 to 19.37

MML Small Cap Equity Division
2014	8,374,949	2.21 to 2.99	22,593,235	0.97	0.25 to 1.00	11.04 to 11.88
2013	8,866,487	1.99 to 2.67	21,488,294	1.01	0.25 to 1.00	39.62 to 40.67
2012	9,408,369	1.42 to 1.90	16,299,260	-	0.25 to 1.00	17.20 to 18.09
2011	9,868,962	1.22 to 1.61	14,532,093	0.97	0.25 to 1.00	(3.15) to (2.42)
2010	10,291,048	1.25 to 1.65	15,629,893	0.78	0.25 to 1.00	22.15 to 23.07

MML Small Cap Growth Equity Division
2014	5,368,909	2.45 to 2.64	12,549,357	-	0.25 to 1.00	4.85 to 5.64
2013	5,542,577	2.33 to 2.50	12,366,285	-	0.25 to 1.00	47.04 to 48.14
2012	5,685,483	1.59 to 1.69	8,576,441	-	0.25 to 1.00	12.28 to 13.13
2011	5,889,171	1.41 to 1.49	7,935,003	-	0.25 to 1.00	(6.18) to (5.47)
2010	6,409,333	1.26 to 1.51	9,082,122	-	0.25 to 1.00	21.05 to 21.96

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Small Cap Index Division
2014	-	$-	$-	-%	-%	-%
2013	-	-	-	-	-	-
2012[5]	-	-	-	1.02	0.50 to 0.70	7.52 to 7.59
2011	56,063	1.44 to 1.45	80,991	0.75	0.50 to 0.70	(0.15) to 0.05
2010	30,398	1.44 to 1.45	43,926	0.61	0.50 to 0.70	24.73 to 24.98

MML Small/Mid Cap Value Division
2014	73,979	2.72 to 2.75	201,895	0.65	0.50 to 0.70	8.68 to 8.90
2013	62,311	2.50 to 2.53	156,336	0.75	0.50 to 0.70	37.22 to 37.49
2012	54,691	1.82 to 1.84	99,971	0.73	0.50 to 0.70	18.23 to 18.47
2011	43,900	1.54 to 1.55	67,786	0.60	0.50 to 0.70	(8.14) to (7.96)
2010	40,592	1.68 to 1.69	68,265	0.63	0.50 to 0.70	25.96 to 26.21

MML Strategic Emerging Markets Division
2014	118,636	0.75	88,827	0.37	0.75	(6.11)
2013	83,475	0.80	66,571	-	0.75	(7.12)
2012	35,608	0.86	30,574	0.23	0.75	15.33
2011[4]	66,489	0.74	49,500	2.23	0.75	(25.55)

Oppenheimer Capital Appreciation Division
2014	31,652,130	1.90 to 2.43	62,496,492	0.44	0.25 to 1.00	14.26 to 15.12
2013	33,324,006	1.67 to 2.11	57,460,836	0.99	0.25 to 1.00	28.45 to 29.42
2012	35,775,295	1.30 to 1.63	48,285,194	0.65	0.25 to 1.00	12.98 to 13.83
2011	38,544,774	1.15 to 1.43	48,028,800	0.36	0.25 to 1.00	(2.13) to (1.40)
2010	40,910,959	0.88 to 1.17	51,752,489	0.18	0.25 to 1.00	8.33 to 9.14

Oppenheimer Capital Income Division
2014	1,213,429	1.80 to 2.82	2,185,105	2.11	0.30 to 0.75	7.39 to 7.87
2013	1,227,409	1.68 to 2.61	2,058,247	2.34	0.30 to 0.75	12.32 to 12.83
2012	1,236,022	1.49 to 2.31	1,844,200	1.43	0.30 to 0.75	11.50 to 12.00
2011	1,018,216	1.34 to 2.07	1,362,538	2.47	0.30 to 0.75	(0.03) to 0.42
2010	1,212,767	1.34 to 2.06	1,621,920	1.41	0.30 to 0.75	12.07 to 12.58

Oppenheimer Core Bond Division
2014	8,514,955	1.04 to 1.45	10,928,721	5.20	0.25 to 1.00	6.20 to 7.00
2013	8,200,597	0.98 to 1.36	9,852,499	5.07	0.25 to 1.00	(1.09) to (0.35)
2012	8,000,160	0.99 to 1.36	9,724,136	4.91	0.25 to 1.00	9.19 to 10.02
2011	8,152,821	0.91 to 1.24	9,074,810	5.77	0.25 to 1.00	7.19 to 8.00
2010	8,276,276	0.85 to 1.15	8,564,975	1.77	0.25 to 1.00	10.31 to 11.14

Oppenheimer Discovery Mid Cap Growth Division
2014	21,254,694	1.91 to 2.00	43,262,734	-	0.25 to 1.00	4.73 to 5.52
2013	22,123,738	1.83 to 1.90	42,931,488	0.01	0.25 to 1.00	34.63 to 35.64
2012	23,765,600	1.36 to 1.40	34,288,188	-	0.25 to 1.00	15.29 to 16.16
2011	25,929,947	1.18 to 1.21	33,096,336	-	0.25 to 1.00	0.09 to 0.84
2010	27,234,225	0.60 to 1.18	34,625,013	-	0.25 to 1.00	26.20 to 27.15

Oppenheimer Global Division
2014	27,660,797	2.32 to 3.80	81,441,078	1.10	0.25 to 1.00	1.27 to 2.04
2013	29,194,743	2.29 to 3.72	84,615,167	1.37	0.25 to 1.00	26.04 to 26.99
2012	30,272,922	1.82 to 2.93	69,631,460	2.14	0.25 to 1.00	20.06 to 20.96
2011	31,987,196	1.52 to 2.42	61,792,668	1.27	0.25 to 1.00	(9.20) to (8.52)
2010	33,156,399	1.51 to 1.67	70,778,086	1.42	0.25 to 1.00	14.81 to 15.67

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Strategic Income Division
2014	11,224,597	$1.68 to $2.43	$24,773,685	4.29%	0.25% to 1.00%	1.82% to 2.58%
2013	11,537,922	1.65 to 2.37	24,952,498	5.03	0.25 to 1.00	(1.13) to (0.38)
2012	12,149,528	1.66 to 2.38	26,673,790	5.62	0.25 to 1.00	12.40 to 13.25
2011	9,803,698	1.48 to 2.10	19,343,851	3.21	0.25 to 1.00	(0.15) to 0.60
2010	10,110,415	1.48 to 2.09	20,001,958	8.52	0.25 to 1.00	13.82 to 14.68

Oppenheimer High Income Division
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[8]	-	-	-	16.73	0.25 to 1.00	11.92 to 12.62
2011	12,262,660	0.35 to 0.43	5,201,130	8.52	0.25 to 1.00	(3.30) to (2.58)
2010	10,943,391	0.36 to 0.44	4,644,128	6.76	0.25 to 1.00	13.67 to 14.52

Oppenheimer International Growth Division
2014	11,606,568	2.10 to 2.29	23,424,232	1.17	0.25 to 1.00	(8.14) to (7.45)
2013	11,660,980	2.27 to 2.50	25,573,826	1.36	0.25 to 1.00	24.62 to 25.55
2012	12,037,547	1.81 to 2.00	21,261,385	1.47	0.25 to 1.00	21.00 to 21.91
2011	12,186,492	1.48 to 1.66	17,776,910	0.97	0.25 to 1.00	(8.09) to (7.40)
2010	12,239,309	1.60 to 1.80	19,390,508	1.22	0.25 to 1.00	13.62 to 14.47

Oppenheimer Main Street Division
2014	13,685,391	1.76 to 2.06	25,775,388	0.84	0.25 to 1.00	9.60 to 10.43
2013	14,473,103	1.59 to 1.88	24,807,564	1.10	0.25 to 1.00	30.46 to 31.44
2012	15,305,185	1.21 to 1.44	20,075,764	0.97	0.25 to 1.00	15.71 to 16.58
2011	15,256,104	1.04 to 1.25	17,195,975	0.85	0.25 to 1.00	(1.01) to (0.26)
2010	16,112,487	1.04 to 1.26	18,311,799	1.09	0.25 to 1.00	14.95 to 15.82

Oppenheimer Main Street Small Cap Division
2014	647,428	4.05 to 4.30	2,635,461	0.89	0.30 to 0.75	11.10 to 11.60
2013	739,046	3.65 to 3.85	2,719,527	0.90	0.30 to 0.75	39.96 to 40.59
2012	783,075	2.61 to 2.74	2,057,667	0.55	0.30 to 0.75	17.10 to 17.63
2011	946,713	2.23 to 2.33	2,122,180	0.66	0.30 to 0.75	(2.94) to (2.50)
2010	1,146,038	2.29 to 2.39	2,652,171	0.80	0.30 to 0.75	22.48 to 23.04

Oppenheimer Money Division
2014	3,656,103	1.31 to 1.57	4,739,460	0.01	0.30 to 0.75	(0.74) to (0.28)
2013	3,359,495	1.32 to 1.58	4,414,066	0.01	0.30 to 0.75	(0.73) to (0.29)
2012	8,875,425	1.33 to 1.58	11,560,192	0.01	0.30 to 0.75	(0.74) to (0.29)
2011	8,028,578	1.34 to 1.59	10,570,875	0.01	0.30 to 0.75	(0.73) to (0.29)
2010	9,104,355	1.35 to 1.59	11,997,956	0.03	0.30 to 0.75	(0.72) to (0.27)

Panorama Growth Division
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	1.26	0.60 to 0.75	14.08 to 14.14
2011	907,845	0.94 to 0.95	863,093	0.79	0.60 to 0.75	(0.50) to (0.36)
2010	901,737	0.94 to 0.96	860,806	1.13	0.60 to 0.75	14.65 to 14.82

Panorama Total Return Division
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[6]	-	-	-	2.59	0.60 to 0.75	5.96 to 6.01
2011	329,445	1.01 to 1.07	354,138	3.06	0.60 to 0.75	(0.51) to (0.37)
2010	415,272	1.02 to 1.08	446,930	1.71	0.60 to 0.75	15.83 to 16.01

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
PIMCO VIT Commodity Real Return Strategy Division
2014	94,084	$1.02 to $1.03	$96,366	0.28%	0.50% to 0.70%	(19.19)% to (19.03)%
2013	59,232	1.26 to 1.28	74,963	1.59	0.50 to 0.70	(15.31) to (15.14)
2012	47,773	1.49 to 1.50	71,399	2.45	0.50 to 0.70	4.39 to 4.60
2011	37,325	1.43 to 1.44	53,414	14.12	0.50 to 0.70	(8.19) to (8.00)
2010	24,826	1.56	38,703	15.43	0.50 to 0.70	23.38 to 23.63

T. Rowe Price Blue Chip Growth Division
2014	3,222,359	2.38 to 2.94	8,902,658	-	0.25 to 1.00	8.08 to 8.89
2013	3,394,808	2.20 to 2.70	8,652,633	0.03	0.25 to 1.00	39.75 to 40.80
2012	3,243,806	1.58 to 1.92	5,893,798	0.15	0.25 to 1.00	17.08 to 17.96
2011	3,295,855	1.35 to 1.63	5,100,575	-	0.25 to 1.00	0.51 to 1.26
2010	3,243,790	1.34 to 1.61	4,981,764	-	0.25 to 1.00	15.23 to 16.10

T. Rowe Price Equity Income Division
2014	7,366,231	2.12 to 2.62	18,196,715	1.75	0.25 to 1.00	6.31 to 7.11
2013	7,432,560	1.99 to 2.45	17,217,992	1.55	0.25 to 1.00	28.43 to 29.40
2012	7,662,547	1.55 to 1.89	13,780,545	2.17	0.25 to 1.00	15.98 to 16.86
2011	7,509,806	1.34 to 1.62	11,611,204	1.77	0.25 to 1.00	(1.70) to (0.96)
2010	7,438,051	1.36 to 1.63	11,669,725	1.93	0.25 to 1.00	13.88 to 14.73

T. Rowe Price Limited-Term Bond Division
2014	1,448	1.60	2,323	1.31	0.60	0.04
2013	4,694	1.60	7,527	1.54	0.60	(0.47)
2012	4,843	1.61	7,802	2.06	0.60	1.85
2011	90,207	1.58	142,681	2.46	0.60	1.00
2010	219,127	1.57	343,179	2.89	0.60	2.48

T. Rowe Price Mid-Cap Growth Division
2014	14,050,895	3.10 to 4.81	51,176,782	-	0.25 to 1.00	11.99 to 12.83
2013	15,301,910	2.76 to 4.27	49,645,211	-	0.25 to 1.00	35.33 to 36.35
2012	17,542,488	2.04 to 3.13	42,564,470	-	0.25 to 1.00	12.76 to 13.61
2011	19,158,074	1.81 to 2.75	41,113,827	-	0.25 to 1.00	(2.25) to (1.52)
2010	20,456,685	1.85 to 2.80	44,787,710	-	0.25 to 1.00	26.84 to 27.80

T. Rowe Price New America Growth Division
2014	1,381,822	1.93 to 2.42	2,754,241	-	0.30 to 0.75	8.52 to 9.01
2013	1,435,611	1.78 to 2.22	2,638,042	-	0.30 to 0.75	36.98 to 37.60
2012	1,675,727	1.30 to 1.61	2,246,293	0.50	0.30 to 0.75	12.27 to 12.78
2011	1,517,112	1.16 to 1.43	1,788,124	0.22	0.30 to 0.75	(1.81) to (1.37)
2010	1,479,655	1.18 to 1.45	1,778,654	0.21	0.30 to 0.75	18.76 to 19.29

Templeton Foreign VIP Division
2014	7,298,569	1.68 to 1.79	11,866,293	1.87	0.25 to 1.00	(12.02) to (11.35)
2013	7,354,962	1.90 to 2.04	13,555,490	2.36	0.25 to 1.00	21.75 to 22.66
2012	7,730,866	1.55 to 1.67	11,657,252	2.97	0.25 to 1.00	17.05 to 17.94
2011	7,856,011	1.31 to 1.43	10,091,949	1.73	0.25 to 1.00	(11.52) to (10.86)
2010	7,920,583	1.47 to 1.61	11,487,517	1.89	0.25 to 1.00	7.33 to 8.14

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
VY Clarion Global Real Estate Division
2014	74,041	$1.96 to $1.99	$145,677	1.13%	0.50% to 0.70%	13.06% to 13.29%
2013	57,741	1.73 to 1.75	100,382	5.59	0.50 to 0.70	2.99 to 3.19
2012	44,117	1.68 to 1.70	74,438	0.54	0.50 to 0.70	24.77 to 25.02
2011	34,654	1.35 to 1.36	46,849	3.89	0.50 to 0.70	(5.96) to (5.77)
2010	23,201	1.44	33,351	9.42	0.50 to 0.70	15.19 to 15.42

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]	For the period May 1, 2011 (date the fund was first offered as a funding option by Massachusetts Mutual Variable Life Separate Account I) through December 31, 2011.
[5]	Effective April 27, 2012, this fund closed and is no longer available.
[6]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Total Return Division merged into Oppenheimer Capital Income Division.
[7]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Growth Division merged into Oppenheimer Main Street Division.
[8]	For the period January 1, 2012 through October 26, 2012. Effective October 26, 2012, Oppenheimer High Income Division merged into Oppenheimer Global Strategic Income Division.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.15% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

Face Amount Charge	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within the Separate Account. These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.04 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.00 to $0.28 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.00 to $0.32 per $100 of specified benefit amount $0.009 to $0.149 per $1 of specified premium

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 3, 2015, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2014 and 2013, and the related statutory statements of operations, changes in surplus, and cash flows for the three-year period ended December 31, 2014, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

LA2045

The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles also are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the three-year period ended December 31, 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the three-year period ended December 31, 2014, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

/s/    KPMG LLP

Hartford, CT

February 20, 2015

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2014	2013
	(In Millions)
Assets:

Bonds	$74,719	$67,196
Preferred stocks	525	494
Common stocks - subsidiaries and affiliates	7,940	6,450
Common stocks - unaffiliated	1,188	928
Mortgage loans	19,357	16,465
Policy loans	11,155	10,585
Real estate	776	849
Partnerships and limited liability companies	6,970	7,189
Derivatives	8,531	6,117
Cash, cash equivalents and short-term investments	1,880	4,198
Other invested assets	3	19

Total invested assets	133,044	120,490
Investment income due and accrued	1,711	1,514
Federal income taxes	-	164
Deferred income taxes	959	1,166
Other than invested assets	1,091	1,050

Total assets excluding separate accounts	136,805	124,384
Separate account assets	60,384	58,392

Total assets	$197,189	$182,776

Liabilities and Surplus:

Policyholders’ reserves	$93,291	$86,154
Liabilities for deposit-type contracts	9,045	9,409
Contract claims and other benefits	395	379
Policyholders’ dividends	1,579	1,497
General expenses due or accrued	903	763
Federal income taxes	177	-
Asset valuation reserve	2,620	2,195
Repurchase agreements	4,658	3,487
Commercial paper and other borrowed money	268	250
Collateral	1,405	565
Derivatives	5,424	4,418
Other liabilities	2,819	2,753

Total liabilities excluding separate accounts	122,584	111,870
Separate account liabilities	60,374	58,382

Total liabilities	182,958	170,252
Surplus	14,231	12,524

Total liabilities and surplus	$197,189	$182,776

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2014	2013	2012
	(In Millions)
Revenue:

Premium income	$18,383	$20,437	$20,327
Net investment income	6,332	5,471	4,928
Reserve adjustments on reinsurance ceded	21	50	57
Fees and other income	854	805	540

Total revenue	25,590	26,763	25,852

Benefits and expenses:

Policyholders’ benefits	16,511	18,368	10,921
Change in policyholders’ reserves	5,803	5,892	10,827
Change in reserves due to the RPG reinsurance agreement	(1,564)	(2,050)	-
General insurance expenses	1,793	1,705	1,422
Ceding commission on the RPG reinsurance agreement	-	355	-
Commissions	814	783	605
State taxes, licenses and fees	200	186	159

Total benefits and expenses	23,557	25,239	23,934

Net gain from operations before dividends and federal income taxes	2,033	1,524	1,918

Dividends to policyholders	1,553	1,475	1,379

Net gain from operations before federal income taxes	480	49	539

Federal income tax expense (benefit)	23	(142)	(108)

Net gain from operations	457	191	647

Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	166	(477)	109

Net income (loss)	$623	$(286)	$756

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2014	2013	2012
	(In Millions)

Surplus, beginning of year	$12,524	$12,687	$11,417

Increase (decrease) due to:
Net income (loss)	623	(286)	756
Change in net unrealized capital gains, net of tax	2,022	(211)	743
Change in net unrealized foreign exchange capital losses and gains, net of tax	(240)	40	(8)
Change in other net deferred income taxes	104	264	(551)
Change in nonadmitted assets	(97)	112	156
Change in reserve valuation basis	-	(56)	-
Change in asset valuation reserve	(425)	(266)	(246)
Change in surplus notes	-	-	399
Prior period adjustments	(123)	(84)	(32)
Change in minimum pension liability	(157)	305	52
Other	-	19	1

Net increase (decrease)	1,707	(163)	1,270

Surplus, end of year	$14,231	$12,524	$12,687

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2014	2013	2012
	(In Millions)
Cash from operations:
Premium and other income collected	$19,081	$21,237	$20,879
Net investment income	6,133	5,345	4,789
Benefit payments	(16,963)	(17,914)	(10,670)
Net transfers from (to) separate accounts	1,303	1,078	(5,755)
Net receipts from RPG reinsurance agreement	1,564	2,050	-
Commissions and other expenses	(2,638)	(2,612)	(2,021)
Dividends paid to policyholders	(1,471)	(1,377)	(1,313)
Federal and foreign income taxes (paid) recovered	(10)	112	26

Net cash from operations	6,999	7,919	5,935

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	16,588	19,724	16,842
Preferred and common stocks - unaffiliated	316	674	132
Common stocks - affiliated	351	137	646
Mortgage loans	1,736	2,200	2,056
Real estate	338	130	103
Partnerships and limited liability companies	1,593	1,408	1,006
Derivatives	566	(550)	63
Other	(284)	(214)	(131)

Total investment proceeds	21,204	23,509	20,717

Cost of investments acquired:
Bonds	(23,721)	(29,723)	(19,737)
Preferred and common stocks - unaffiliated	(623)	(559)	(342)
Common stocks - affiliated	(628)	(732)	(461)
Mortgage loans	(4,700)	(4,749)	(3,582)
Real estate	(144)	112	(121)
Partnerships and limited liability companies	(1,512)	(2,048)	(1,515)
Derivatives	(377)	(176)	(203)
Other	(41)	454	134

Total investments acquired	(31,746)	(37,421)	(25,827)
Net increase in policy loans	(570)	(563)	(543)

Net cash from investing activities	(11,112)	(14,475)	(5,653)

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	82	(138)	588
Cash provided from surplus notes	-	-	399
Change in repurchase agreements	1,171	(335)	242
Change in collateral	836	(739)	(242)
Deposits for policyholders’ reserves related to reinsurance agreement	-	5,298	-
Liabilities for deposit-type contracts related to reinsurance agreement	-	3,885	-
Other cash used	(294)	(33)	(84)

Net cash from financing and other sources	1,795	7,938	903

Net change in cash, cash equivalents and short-term investments	(2,318)	1,382	1,185
Cash, cash equivalents and short-term investments, beginning of year	4,198	2,816	1,631

Cash, cash equivalents and short-term investments, end of year	$1,880	$4,198	$2,816

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of Massachusetts Mutual Life Insurance Company (the Company), which is organized as a mutual life insurance company.

The Company and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate swap replications are carried at amortized cost, whereas U.S. GAAP would carry them at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP does not have this limitation; (f) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (h) assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, subject to valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issue, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issue, of future mortality, morbidity, persistency and interest; (k) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims, whereas U.S. GAAP would report these reinsurance balances as an asset; (l) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against certain fluctuations in the statement value of common stocks, real estate, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) the overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset; (p) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (q) payments received for universal and variable life insurance products, certain

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (s) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and the liability for litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

For the year ended December 31, 2014, corrections of prior year errors were recorded in surplus:

	Decrease to:		Correction

	Prior Year Net Income	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Income tax payable	$(76)	$(76)	$76
Policyholders’ reserves, net of tax	(36)	(36)	36
Other liabilities	(11)	(11)	11
Asset valuation reserves	-	(14)	14

Total	$(123)	$(137)	$137

For the year ended December 31, 2013, corrections of prior year errors were recorded in surplus on a pre-tax basis with any associated tax corrections reported through net income:

	Increase (Decrease) to:		Correction

	Prior Year Net Income	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(74)	$(74)	$74
Premium income	(12)	(12)	12
Other invested assets	2	2	(2)

Total	$(84)	$(84)	$84

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2012, corrections of prior year errors were recorded in surplus on a pre-tax basis with any associated tax corrections reported through net income:

	Increase (Decrease) to:		Correction

	Prior Year Net Income	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(22)	$(22)	$22
General insurance expenses	(11)	(11)	11
Premium income	(3)	(3)	3
Net investment income	4	4	(4)

Total	$(32)	$(32)	$32

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security.

Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the Securities Valuation Office (SVO) of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State) and MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC, at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets, as well as a portion of its noncontrolling interests (NCI) and appropriated retained earnings (ARE), after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,409 million and $2,157 million as of December 31, 2014 and 2013, respectively. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 4d. “Common stocks - subsidiaries and affiliates” for further information on the valuation of MMHLLC.

f.	Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2014 and 2013. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company, are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

k.	Derivatives

Interest rate swaps and credit default index swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not available or are considered not reliable, the internally derived value is recorded. Changes in the fair value of these instruments other than interest rate swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds and money market mutual funds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

n.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance recoverables, fixed assets and other receivables.

o.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, furniture and equipment, certain other receivables, uncollected premium greater than 90 days past due and certain intangible assets. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a charge against surplus.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

p.	Separate accounts

Separate accounts are segregated funds administered and invested by the Company. Selection of the separate account investments is directed by group and individual variable annuity, variable life and other insurance contract holders/policyholders. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and supplemental accounts, as noted below, and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred to separate accounts, they are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract holder/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract holder/policyholder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract by contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders/policyholders and are not recorded in the Statutory Statements of Operations. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders/policyholders and, accordingly, are reflected in the separate account liability to the contract holder/policyholder.

q.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s morbidity experience.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Certain individual variable annuity products issued by the Company have offered or continue to offer a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum contract value at the end of the product’s guarantee period. If the contract value is below that guarantee at the end of the period, the contract value is increased to the guaranteed minimum account benefit value and the contract continues from that point. Options for the guarantee period are ten, twenty and twenty-six years.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum amount when the contract is annuitized. The GMIBs would be beneficial to the contract holder if the contract holder’s contract value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company first issued GMIB Basic in 2002 and suspended issuing these contracts in August 2007. These GMIB Basic contracts cannot be annuitized within seven years of issuance and do not have access to the guarantee value other than through annuitization.

GMIB Plus replaced GMIB Basic and was available from September 2007 through March 2009. GMIB Plus includes a product version, which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. If a contract owner takes a withdrawal, the GMIB Plus value is recalculated by making an adjustment for withdrawals. There are two types of adjustments for withdrawals: (1) Dollar for dollar adjustment – during each contract year, the GMIB Plus value will be lower for each dollar that is withdrawn up to and equal to the current contract year interest credited on the GMIB Plus value; (2) Pro-rata adjustment – during each contract year, for any amount withdrawn

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

that exceeds the current contract year interest credited on the GMIB Plus value, the GMIB Plus value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact the GMIB Plus value. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This guarantee was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees, taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values, and policyholder behavior.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

In order to maintain a prudent level of reserve adequacy, the Company elected to hold additional insurance reserves over and above the amounts calculated by the methods described above.

r.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

s.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 58% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2014 and 2013.

t.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

u.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability and the change in AVR, net of tax, is reported in surplus.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

v.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

w.	Repurchase agreements

The Company has entered into repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value, which is at cost, reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

x.	Commercial paper

The Company issues commercial paper in the form of unsecured notes (Notes). Interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of the Notes, the carrying value approximates fair value.

y.	Other liabilities

Other liabilities primarily consist of interest due on derivatives, the IMR, amounts held for agents, remittances and items not allocated, pending securities settlements and unearned income.

z.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk. The Company also assumed business associated with Retirement Plans Group (RPG). Refer to Note 10. “Reinsurance” for discussion of the RPG transaction.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and long-term care premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

bb.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is established, and recorded in net unrealized capital losses, for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation, which is done on an individual loan basis, is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance will be adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment will be recorded if the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.3% for future benefits of two years to 2.8% for future benefits of ten or more years and compares the results to its current book values. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S. Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships, LLCs and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in surplus net of tax.

cc.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. At the time of retirement, death or disability awards contain vesting conditions, whereby employees’ unvested awards immediately vest. This occurs on a pro-rata basis with immediate settlement for PRS and on an accelerated basis with a one-year exercise period for PSARs. A formula serves as the basis for the phantom share price, based on the management basis core operating earnings of the Company and its subsidiaries. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

dd.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statutory Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3.	New accounting standards

a.	Adoption of new accounting standards

In December 2013, the NAIC issued Statement of Statutory Accounting Principles (SSAP) No. 105, “Working Capital Finance Investments,” which establishes statutory accounting principles for working capital finance investments. This statement also amends SSAP No. 20, “Nonadmitted Assets,” to allow working capital finance investments as admitted assets to the extent they conform to the requirements of SSAP No. 105. This new guidance was effective January 1, 2014, and did not have an impact on the Company’s financial statements.

In December 2013, the NAIC adopted modifications to SSAP No. 26, “Bonds, Excluding Loan-Backed and Structured Securities,” to clarify the amortization requirements for bonds with make-whole call provisions and bonds that are continuously callable. These revisions do not allow insurers to consider make-whole call provisions in determining the timeframe for amortizing bond premium or discount unless information is known by the reporting entity indicating that the issuer is expected to invoke the provision. These clarifying changes were effective January 1, 2014, and did not have a significant impact on the Company’s financial statements.

b.	Future adoption of new accounting standards

In December 2014, the NAIC issued guidance addressing the accounting and reporting for single real estate property investments that are directly and wholly-owned through LLCs. Current statutory accounting guidance for real estate investments is in SSAP No. 40, “Real Estate Investments” (SSAP No. 40), and guidance for investments in joint ventures, partnerships, and LLCs is in SSAP No. 48, “Joint Ventures, Partnerships and Limited Liability Companies” (SSAP No. 48). The Company owns certain real estate investments through an LLC to provide it with a liability shield against the risks of directly holding the real estate. Single property real estate that is wholly-owned (100%) by a single reporting entity in an LLC is in substance a real estate investment. This guidance, issued as SSAP No. 40 Revised, “Real Estate Investments” (SSAP No. 40R), which is effective January 1, 2015, would require that single real estate property investments that are directly and wholly-owned through an LLC be accounted for and reported as directly owned real estate provided that certain criteria are met. Additionally, for investments meeting the criteria that were previously reported within SSAP No. 48, and owned as of the effective date, the reporting entity shall recognize a cumulative effect of a change in accounting principle as if the entity had followed the revisions of SSAP No. 40R since acquisition of the property. Any change that results from applying these revisions should be accounted for as a change in accounting principle in accordance with SSAP No. 3, “Accounting Changes and Corrections of Errors.” The Company does not expect the adoption of this guidance to have a significant impact on its financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2014

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$7,395	$814	$3	$8,206
All other governments	526	43	9	560
States, territories and possessions	1,735	152	3	1,884
Political subdivisions	493	48	1	540
Special revenue	4,562	826	4	5,384
Industrial and miscellaneous	54,482	3,296	455	57,323
Parent, subsidiaries and affiliates	5,526	268	15	5,779

Total	$74,719	$5,447	$490	$79,676

Note: The unrealized losses exclude $22 million of losses embedded in the carrying value, which include $21 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

	December 31, 2013

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$6,553	$461	$53	$6,961
All other governments	211	24	8	227
States, territories and possessions	1,667	47	53	1,660
Political subdivisions	227	17	4	241
Special revenue	4,461	440	26	4,875
Industrial and miscellaneous	48,652	2,313	897	50,068
Parent, subsidiaries and affiliates	5,425	317	19	5,723

Total	$67,196	$3,619	$1,060	$69,755

Note: The unrealized losses exclude $37 million of losses embedded in the carrying value, which include $36 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2014		2013
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)

1	Aaa/ Aa/ A	$43,644	58%	$38,974	58%
2	Baa	25,275	34	23,752	35
3	Ba	2,556	3	1,847	3
4	B	1,931	3	1,708	2
5	Caa and lower	813	1	525	1
6	In or near default	500	1	390	1
	Total	$74,719	100%	$67,196	100%

The following summarizes NAIC designations for RMBS and CMBS subject to NAIC modeling:

	December 31,
	2014				2013
	RMBS		CMBS		RMBS		CMBS
NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total
	($ In Millions)

1	$1,169	100%	$2,661	100%	$1,493	100%	$2,935	100%
2	4	-	8	-	-	-	-	-
3	-	-	-	-	3	-	8	-
4	-	-	-	-	-	-	7	-
5	-	-	-	-	2	-	-	-
6	-	-	5	-	-	-	2	-
	$1,173	100%	$2,674	100%	$1,498	100%	$2,952	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2014 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$4,993	$5,067
Due after one year through five years	14,861	15,567
Due after five years through ten years	24,296	25,522
Due after ten years	30,569	33,520

Total	$74,719	$79,676

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Proceeds from sales	$5,429	$7,837	$5,104
Gross realized capital gains from sales	448	245	292
Gross realized capital losses from sales	(54)	(195)	(38)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2014

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$-	$-	-	$153	$3	4
All other governments	114	7	21	33	2	18
States, territories and possessions	40	1	2	90	2	6
Political subdivisions	-	-	-	3	1	1
Special revenue	-	-	-	112	4	164
Industrial and miscellaneous	10,434	281	1,121	5,131	180	610
Parent, subsidiaries and affiliates	558	17	12	146	13	6

Total	$11,146	$306	1,156	$5,668	$205	809

Note: The unrealized losses include $22 million of losses embedded in the carrying value, which include $21 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2013

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$1,820	$51	7	$52	$3	3
All other governments	46	5	27	29	4	18
States, territories and possessions	641	48	41	32	6	3
Political subdivisions	52	4	8	—	—	—
Special revenue	584	20	167	72	5	142
Industrial and miscellaneous	16,056	697	1,299	2,412	202	402
Parent, subsidiaries and affiliates	169	3	8	642	49	10

Total	$19,368	$828	1,557	$3,239	$269	578

Note: The unrealized losses include $37 million of losses embedded in the carrying value, which include $36 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

Based on the Company’s policies, as of December 31, 2014 and 2013, the Company has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized based on the Company’s impairment review process and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2014, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $7,163 million. Securities in an unrealized loss position for less than 12 months had a fair value of $5,055 million and unrealized losses of $81 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $2,108 million and unrealized losses of $72 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2013, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $4,642 million. Securities in an unrealized loss position for less than 12 months had a fair value of $3,446 million and unrealized losses of $70 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $1,196 million and unrealized losses of $67 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2014 or 2013, that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $9 million as of December 31, 2014 and 2013.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2014, RMBS had a total carrying value of $2,289 million and a fair value of $2,607 million, of which approximately 22%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,016 million and a fair value of $1,210 million.

As of December 31, 2013, RMBS had a total carrying value of $2,792 million and a fair value of $3,110 million, of which approximately 25%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,298 million and a fair value of $1,494 million.

During the year ended December 31, 2014, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2014, total leveraged loans and leveraged loan CDOs had a carrying value of $10,056 million and a fair value of $10,149 million, of which approximately 89%, based on carrying value, were domestic leveraged loans and CDOs.

As of December 31, 2013, total leveraged loans and leveraged loan CDOs had a carrying value of $7,324 million and a fair value of $7,558 million, of which approximately 83%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $2,758 million and fair value of $2,880 million as of December 31, 2014 and a carrying value of $3,059 million and fair value of $3,164 million as of December 31, 2013.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2014	2013

	(In Millions)

Carrying value	$525	$494
Gross unrealized gains	21	16
Gross unrealized losses	(15)	-

Fair value	$531	$510

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2014, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $112 million in 3 issuers, none of which were in an unrealized loss position more than 12 months. As of December 31, 2013, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $14 million in 7 issuers, none of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2014 or 2013.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $260 million as of December 31, 2014 and $412 million as of December 31, 2013.

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2014	2013

	(In Millions)

Adjusted cost basis	$1,090	$886
Gross unrealized gains	172	124
Gross unrealized losses	(74)	(82)

Carrying value	$1,188	$928

As of December 31, 2014, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $426 million in 159 issuers, $55 million of which were in an unrealized loss position more than 12 months. As of December 31, 2013, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $490 million in 102 issuers, $69 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2014 or 2013.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $193 million as of December 31, 2014 and $262 million as of December 31, 2013.

d.	Common stocks - subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance policies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for Years Ended
	December 31,
	2014	2013	2012

	(In Billions)

Total revenue	$0.8	$0.9	$0.9
Net income	0.2	0.2	0.1
Assets	13.2	13.4	12.9
Liabilities	11.9	12.3	11.9
Shareholder’s equity	1.3	1.1	1.0

MMHLLC is the parent of subsidiaries that include OppenheimerFunds, Inc. (OFI), Babson Capital Management LLC (Babson Capital), Baring Asset Management Limited (Baring) and its investment in international life insurance operations in Japan and Hong Kong; these subsidiaries deal in markets that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

Summarized below is U.S. GAAP financial information for MMHLLC:

	As of and for Years Ended
	December 31,
	2014	2013	2012

	(In Billions)

Total revenue	$7.3	$6.5	$6.2
Net income	0.5	0.3	0.2
Assets	49.4	50.0	53.5
Liabilities	40.4	40.2	43.6
Member’s equity	9.0	9.8	9.9

The U.S. GAAP equity values in the preceding table consist of MMHLLC statutory carrying values of $5,549 million and $4,491 million as of December 31, 2014 and 2013, respectively, plus the carrying value of MMHLLC that is nonadmitted under statutory accounting principles. The current fair value of MMHLLC remains significantly greater than its statutory carrying value.

The Company received $50 million, $175 million and $25 million of cash dividends, recorded in net investment income, from MMHLLC in 2014, 2013 and 2012, respectively. In 2014, the Company contributed capital of $85 million to MMHLLC. In 2013, the Company did not contribute capital to MMHLLC.

MMHLLC’s subsidiaries are involved in litigation and investigations arising in the ordinary course of their business, which seek both compensatory and punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not hold common stocks of subsidiaries and affiliates for which the transfer of ownership was restricted by contractual requirements as of December 31, 2014. The Company held common stocks of subsidiaries and affiliates for which the transfer of ownership was restricted by contractual requirements with a carrying value of $461 million as of December 31, 2013.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of approximately $1.3 billion as of December 31, 2014 was subject to dividend restrictions imposed by various state regulations.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans that are subordinate to senior secured first liens. The Company has negotiated provisions, with the senior lender, within the loan documents to maximize influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2014 and 2013, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region as of December 31, 2014 or 2013.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2014		2013

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$17,540	$18,157	$14,604	$14,749
Mezzanine loans	45	47	43	45

Total commercial mortgage loans	17,585	18,204	14,647	14,794

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	1,729	1,806	1,751
Other residential loans	9	9	12	12

Total residential mortgage loans	1,772	1,738	1,818	1,763

Total mortgage loans	$19,357	$19,942	$16,465	$16,557

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2014, scheduled mortgage loan maturities for commercial and residential loans were as follows (in millions):

2015	$1,045
2016	2,297
2017	1,602
2018	1,105
2019	1,322
Thereafter	10,214

Commercial mortgage loans	17,585
Residential mortgage loans	1,772

Total	$19,357

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation:

	December 31, 2014

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$8,428	$7,296	$1,636	$156	$24	$17,540
Mezzanine loans	-	35	10	-	-	45

Total commercial mortgage loans	8,428	7,331	1,646	156	24	17,585

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	-	-	-	-	1,763
Other residential loans	9	-	-	-	-	9

Total residential mortgage loans	1,772	-	-	-	-	1,772

Total mortgage loans	$10,200	$7,331	$1,646	$156	$24	$19,357

	December 31, 2013

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$6,982	$5,948	$1,026	$522	$126	$14,604
Mezzanine loans	-	34	5	-	4	43

Total commercial mortgage loans	6,982	5,982	1,031	522	130	14,647

Residential mortgage loans:
FHA insured and VA guaranteed	1,806	-	-	-	-	1,806
Other residential loans	12	-	-	-	-	12

Total residential mortgage loans	1,818	-	-	-	-	1,818

Total mortgage loans	$8,800	$5,982	$1,031	$522	$130	$16,465

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2014

	Less Than	81% to	Above		% of
	80%	95%	95%	Total	Total

	($ In Millions)

Office	$6,013	$105	$28	$6,146	36%
Apartments	4,266	5	14	4,285	24
Industrial and other	3,036	391	-	3,427	19
Retail	1,937	-	15	1,952	11
Hotels	1,760	-	15	1,775	10

Total	$17,012	$501	$72	$17,585	100%

	December 31, 2013

	Less Than	81% to	Above		% of
	80%	95%	95%	Total	Total

	($ In Millions)

Office	$5,246	$151	$138	$5,535	38%
Apartments	3,169	12	80	3,261	22
Industrial and other	2,737	161	4	2,902	20
Retail	1,380	-	248	1,628	11
Hotels	1,293	-	28	1,321	9

Total	$13,825	$324	$498	$14,647	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 93.0% as of December 31, 2014 and 2013. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 76.5% as of December 31, 2014 and 90.0% as of December 31, 2013.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2014
	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$4,466	53%
New York	2,005	51%
Illinois	1,800	54%
Texas	1,342	52%
Massachusetts	1,263	54%
District of Columbia	773	50%
All other states	4,888	56%
United Kingdom	675	50%
Canada	373	55%

Total commercial mortgage loans	$17,585	53%

Note: All other states consists of 35 states, with no individual state exposure exceeding $666 million.

	December 31, 2013
	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$3,963	59%
New York	1,559	52%
Illinois	1,218	58%
Texas	1,192	58%
Massachusetts	983	63%
District of Columbia	725	49%
All other states	4,214	58%
United Kingdom	420	56%
Canada	373	59%

Total commercial mortgage loans	$14,647	58%

Note: All other states consists of 35 states, with no individual state exposure exceeding $632 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loan interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2014			2013
			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	1.1%	12.3%	4.7%	1.1%	12.3%	4.9%
Residential mortgage loans	2.5%	11.9%	5.4%	2.5%	12.5%	5.7%
Mezzanine mortgage loans	5.9%	7.2%	6.2%	5.9%	17.0%	7.1%

Mortgage loan interest rates, including fixed and variable, on new issues were:

	Years Ended December 31,
	2014			2013
			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	3.1%	10.0%	4.3%	3.3%	10.0%	4.5%
Residential mortgage loans	4.5%	4.7%	4.6%	4.8%	5.1%	4.9%
Mezzanine mortgage loans	-%	-%	-%	5.9%	7.2%	6.0%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2014, the Company had no impaired mortgage loans with or without a valuation allowance.

The following presents a summary of the Company’s impaired mortgage loans:

	December 31, 2013

		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$49	$51	$68	$(9)	$4

	December 31, 2012

		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$53	$53	$68	$(5)	$5
Mezzanine loans	2	1	11	(9)	-

Total	55	54	79	(14)	5

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	-	13	-	-

Total impaired commercial mortgage loans	$55	$54	$92	$(14)	$5

The following presents changes in the valuation allowance recorded for the Company’s commercial mortgage loans:

	Years Ended December 31,
	2014			2013			2012

	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$(9)	$-	$(9)	$(5)	$(9)	$(14)	$(19)	$(27)	$(46)
Additions	(2)	-	(2)	(19)	(7)	(26)	-	-	-
Decreases	1	-	1	-	9	9	3	5	8
Write-downs	10	-	10	15	7	22	11	13	24

Ending balance	$-	$-	$-	$(9)	$-	$(9)	$(5)	$(9)	$(14)

The Company did not hold any restructured mortgage loans as of December 31, 2014 or 2013 or mortgage loans with principal or interest past due as of December 31, 2014, 2013 or 2012. The Company had no mortgage loans with suspended interest accruals as of December 31, 2014 and the carrying value of commercial mezzanine loans for which the Company had suspended interest accruals was $4 million as of December 31, 2013.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2014	2013

	(In Millions)

Held for the production of income	$2,173	$2,169
Accumulated depreciation	(1,008)	(1,015)
Encumbrances	(558)	(420)

Held for the production of income, net	607	734

Held for sale	1	1

Occupied by the Company	322	256
Accumulated depreciation	(154)	(142)

Occupied by the Company, net	168	114

Total real estate	$776	$849

Non-income producing properties that are held for investment consist of properties under construction. The carrying value of non-income producing real estate was $28 million as of December 31, 2014 and $10 million as of December 31, 2013.

Depreciation expense on real estate was $90 million for the year ended December 31, 2014, $96 million for the year ended December 31, 2013 and $98 million for the year ended December 31, 2012.

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category are:

	December 31,
	2014	2013

	(In Millions)

Joint venture interests:
Common stocks	$3,887	$3,322
Real estate	1,709	1,801
Fixed maturities/preferred stock	617	1,349
Other	49	61
LIHTCs	278	270
Mortgage loans	248	205
Surplus notes	182	181

Total	$6,970	$7,189

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2014 or 2013, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net investment income

Net investment income was comprised of the following:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Bonds	$3,287	$3,149	$2,854
Preferred stocks	21	19	14
Common stocks - subsidiaries and affiliates	71	180	29
Common stocks - unaffiliated	67	37	33
Mortgage loans	877	779	720
Policy loans	684	674	670
Real estate	191	195	190
Partnerships and LLCs(1)	1,207	602	550
Derivatives	290	152	207
Cash, cash equivalents and short-term investments	10	12	12
Other	2	11	3

Subtotal investment income	6,707	5,810	5,282
Amortization of the IMR	192	189	130
Investment expenses	(567)	(528)	(484)

Net investment income	$6,332	$5,471	$4,928

(1)During 2014, the Company received additional distributions from certain affiliated partnerships that generated net investment income. These distributions were related to the partnerships’ leasing and sale of properties.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Net realized capital gains (losses) after tax and transfers to interest maintenance reserves

Net realized capital gains (losses) including OTTI were comprised of the following:

	Years Ended
	December 31,
	2014	2013	2012

	(In Millions)

Bonds	$359	$18	$106
Preferred stocks	4	14	11
Common stocks - subsidiaries and affiliates	11	33	63
Common stocks - unaffiliated	(71)	49	13
Mortgage loans	(9)	(20)	22
Real estate	211	54	21
Partnerships and LLCs	(18)	(46)	(40)
Derivatives	368	(735)	(67)
Other	(50)	(39)	(5)

Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	805	(672)	124
Net federal and state tax benefit (expense)	(282)	(147)	293

Net realized capital gains (losses) before deferral to the IMR	523	(819)	417
Net after tax (gains) losses deferred to the IMR	(357)	342	(308)

Net realized capital gains (losses)	$166	$(477)	$109

The IMR liability balance was $628 million as of December 31, 2014 and $498 million as of December 31, 2013 and was included in other liabilities on the Statutory Statements of Financial Position.

Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Bonds	$(35)	$(32)	$(148)
Common stocks	(85)	(16)	(4)
Mortgage loans	(10)	(22)	(23)
Partnerships and LLCs	(56)	(45)	(97)

Total OTTI	$(186)	$(115)	$(272)

For the years ended December 31, 2014, 2013 and 2012, the Company recognized $14 million, $18 million and $98 million, respectively, of OTTI on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

For the year ended December 31, 2014, 6% of the $35 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2013, 25% of the $32 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2012, 64% of the $148 million of bond OTTI were determined using internally developed models.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 22. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

j.	Repurchase agreements

The Company had repurchase agreements with carrying values of $4,658 million as of December 31, 2014 and $3,487 million as of December 31, 2013. As of December 31, 2014, the maturities of these agreements ranged from January 2, 2015 through February 5, 2015 and the interest rates ranged from 0.1% to 0.3%. The outstanding amounts were collateralized by bonds with a carrying value of $4,659 million as of December 31, 2014 and cash and bonds with a carrying value of $3,496 million as of December 31, 2013.

k.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created opportunistically when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments can be created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a net notional amount of $9,239 million as of December 31, 2014 and $4,152 million as of December 31, 2013. Of this amount, $8,354 million as of December 31, 2014 and $3,055 million as of December 31, 2013, were considered replicated asset transactions as defined under statutory accounting principles as the result of pairing of a long derivative contract with cash instruments held.

The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting principles, the Company intentionally has not applied hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap agreement. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap provides protection for the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in RBC calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio is comprised mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk for bilateral transactions (a contract entered between the Company and the counterparty), the Company and its derivative counterparties generally enter into master netting agreements that allow the use of credit support annexes and require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts. For over the counter (OTC) cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default of the clearinghouse. After June 10, 2013, certain interest rate swaps and credit default swaps that were entered into were considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These same agreements allow for contracts in a positive position, in which the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Net collateral pledged by the counterparties was $2,766 million as of December 31, 2014 and $752 million as of December 31, 2013. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $132 million as of December 31, 2014 and $53 million as of December 31, 2013. The statutory reporting rules define net amount at risk as net collateral pledged and statement values excluding accrued interest. The net amount at risk was $554 million as of December 31, 2014 and $338 million as of December 31, 2013. The Company regularly monitors counterparty credit ratings and exposures,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2014

	Assets		Liabilities

	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount

	(In Millions)

Interest rate swaps	$7,688	$58,600	$5,359	$61,120
Options	524	9,323	9	596
Currency swaps	233	2,677	45	1,010
Forward contracts	70	3,362	3	298
Credit default swaps	16	1,269	8	777
Financial futures	-	1,798	-	-

Total	$8,531	$77,029	$5,424	$63,801

	December 31, 2013

	Assets		Liabilities

	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount

	(In Millions)

Interest rate swaps	$5,804	$54,851	$4,235	$48,950
Options	200	8,604	1	83
Currency swaps	87	379	130	2,120
Forward contracts	13	470	40	3,332
Credit default swaps	13	1,132	12	752
Financial futures	-	2,189	-	-

Total	$6,117	$67,625	$4,418	$55,237

In most cases, the notional amounts are not a measure of the Company’s credit exposure. The exceptions to this are credit default swaps that are in the form of a replicated asset and mortgage-backed forwards. In the event of default, the Company is fully exposed to their notional amounts of $2,385 million as of December 31, 2014 and $2,321 million as of December 31, 2013. The collateral amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The weighted average fair value of outstanding derivative financial instrument assets was $6,785 million for the year ended December 31, 2014 and $6,008 million for the year ended December 31, 2013. The weighted average fair value of outstanding derivative financial instrument liabilities $4,536 million for the year ended December 31, 2014 and $3,752 million for the year ended December 31, 2013.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,
	2014	2013

	(In Millions)

Due in one year or less	$338	$81
Due after one year through five years	1,408	1,594
Due after five years through ten years	300	209

Total	$2,046	$1,884

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2014	2013

	(In Millions)

Open interest rate swaps in a fixed pay position	$55,474	$50,735
Open interest rate swaps in a fixed receive position	63,804	52,118
Other interest related swaps	442	948

Total interest rate swaps	$119,720	$103,801

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year ended
	December 31, 2014

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(58)	$760
Currency swaps	(2)	231
Options	(87)	141
Credit default swaps	14	2
Forward contracts	211	95
Financial futures	290	-

Total	$368	$1,229

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2013

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(137)	$(679)
Currency swaps	35	(113)
Options	(49)	(120)
Credit default swaps	(18)	7
Forward contracts	(38)	(44)
Financial futures	(528)	-

Total	$(735)	$(949)

	Year Ended
	December 31, 2012

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains on Open Contracts

	(In Millions)

Interest rate swaps	$(58)	$(212)
Currency swaps	(41)	13
Options	17	(309)
Credit default swaps	4	(28)
Forward contracts	131	(32)
Financial futures	(120)	-

Total	$(67)	$(568)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2014

			Gross
		Due &	Amounts	Net	Collateral
	Gross	Accrued	Offset	Asset	Posted	Net

	(In Millions)

Derivative assets	$8,531	$714	$(4,159)	$5,086	$(3,146)	$1,940
Derivative liabilities	5,424	1,391	(4,159)	2,656	(380)	2,276

Net	$3,107	$(677)	$-	$2,430	$(2,766)	$(336)

	December 31, 2013

			Gross
		Due &	Amounts	Net	Collateral
	Gross	Accrued	Offset	Asset	Posted	Net

	(In Millions)

Derivative assets	$6,117	$603	$(4,061)	$2,659	$(1,498)	$1,161
Derivative liabilities	4,418	1,178	(4,061)	1,535	(746)	789

Net	$1,699	$(575)	$-	$1,124	$(752)	$372

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2014

	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$7,395	$8,206	$-	$8,199	$7
All other governments	526	560	-	486	74
States, territories and possessions	1,735	1,884	-	1,868	16
Political subdivisions	493	540	-	517	23
Special revenue	4,562	5,384	-	5,266	118
Industrial and miscellaneous	54,482	57,323	-	36,313	21,010
Parent, subsidiaries and affiliates	5,526	5,779	-	646	5,133
Preferred stocks	525	531	1	14	516
Common stocks - unaffiliated	1,188	1,188	587	441	160
Common stocks - subsidiaries and affiliates(1)	713	713	515	117	81
Mortgage loans - commercial	17,585	18,204	-	-	18,204
Mortgage loans - residential	1,772	1,738	-	-	1,738
Cash, cash equivalents and short-term investments	1,880	1,880	303	1,577	-
Separate account assets	60,384	60,384	40,104	19,680	600
Derivatives:
Interest rate swaps	7,688	8,136	-	8,136	-
Options	524	524	-	524	-
Currency swaps	233	233	-	233	-
Forward contracts	70	70	-	70	-
Credit default swaps	16	18	-	18	-
Financial liabilities:
Commercial paper and other borrowed money	268	268	-	250	18
Repurchase agreements	4,658	4,658	-	4,658	-
Guaranteed interest contracts	4,218	4,301	-	-	4,301
Group annuity contracts and other deposits	17,454	18,446	-	-	18,446
Individual annuity contracts	6,394	7,365	-	-	7,365
Supplementary contracts	1,040	1,041	-	-	1,041
Derivatives:
Interest rate swaps	5,359	5,368	-	5,368	-
Options	9	9	-	9	-
Currency swaps	45	45	-	45	-
Forward contracts	3	3	-	3	-
Credit default swaps	8	7	-	7	-

(1)Common stocks - subsidiaries and affiliates do not include MMHLLC, which had a statutory carrying value of $5,549 million, C.M. Life, which had a statutory carrying value of $1,304 million, MSC Holding Company, LLC, which had a statutory carrying value of $359 million, and MassMutual Trust Company, which had a statutory carrying value of $15 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2013

	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$6,553	$6,961	$-	$6,952	$9
All other governments	211	227	-	197	30
States, territories and possessions	1,667	1,660	-	1,650	10
Political subdivisions	227	241	-	241	-
Special revenue	4,461	4,875	-	4,875	-
Industrial and miscellaneous	48,652	50,068	-	33,183	16,885
Parent, subsidiaries and affiliates	5,425	5,723	-	1,519	4,204
Preferred stocks	494	510	1	86	423
Common stocks - unaffiliated	928	928	320	423	185
Common stocks - subsidiaries and affiliates(1)	548	548	303	210	35
Mortgage loans - commercial	14,647	14,794	-	-	14,794
Mortgage loans - residential	1,818	1,763	-	-	1,763
Cash, cash equivalents and short-term investments	4,198	4,198	524	3,674	-
Separate account assets	58,392	58,392	38,867	19,035	490
Derivatives:
Interest rate swaps	5,804	5,804	-	5,804	-
Options	200	200	-	200	-
Currency swaps	87	87	-	87	-
Forward contracts	13	13	-	13	-
Credit default swaps	13	22	-	22	-
Financial liabilities:
Commercial paper	250	250	-	250	-
Repurchase agreements	3,487	3,487	-	3,487	-
Guaranteed interest contracts	4,028	4,067	-	-	4,067
Group annuity contracts and other deposits	17,267	18,603	-	-	18,603
Individual annuity contracts	6,109	6,911	-	-	6,911
Supplementary contracts	1,028	1,028	-	-	1,028
Derivatives:
Interest rate swaps	4,235	4,632	-	4,632	-
Options	1	1	-	1	-
Currency swaps	130	130	-	130	-
Forward contracts	40	40	-	40	-
Credit default swaps	12	12	-	12	-

(1)Common stocks - subsidiaries and affiliates do not include MMHLLC, which had a statutory carrying value of $4,491 million, C.M. Life, which had a statutory carrying value of $1,079 million, MSC Holding Company, LLC, which had a statutory carrying value of $318 million, and MassMutual Trust Company, which had a statutory carrying value of $14 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, guaranteed interest contracts and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2014

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
All other governments	$-	$4	$-	$4
Industrial and miscellaneous	-	33	109	142
Parent, subsidiaries and affiliates	-	10	79	89
Preferred stocks	-	-	3	3
Common stocks - unaffiliated	587	441	160	1,188
Common stocks - subsidiaries and affiliates	515	117	81	713
Separate account assets	40,104	19,680	600	60,384
Derivatives:
Interest rate swaps	-	7,688	-	7,688
Options	-	524	-	524
Currency swaps	-	233	-	233
Forward contracts	-	70	-	70

Total financial assets carried at fair value	$41,206	$28,800	$1,032	$71,038

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,359	$-	$5,359
Options	-	9	-	9
Currency swaps	-	45	-	45
Forward contracts	-	3	-	3
Credit default swaps	-	5	-	5

Total financial liabilities carried at fair value	$-	$5,421	$-	$5,421

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2014, there were no significant transfers between Level 1 and Level 2.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2013

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
All other governments	$-	$1	$-	$1
Industrial and miscellaneous	-	5	23	28
Parent, subsidiaries and affiliates	-	172	-	172
Preferred stocks	-	-	1	1
Common stocks - unaffiliated	320	423	185	928
Common stocks - subsidiaries and affiliates	303	210	35	548
Separate account assets	38,867	19,035	490	58,392
Derivatives:
Interest rate swaps	-	5,804	-	5,804
Options	-	200	-	200
Currency swaps	-	87	-	87
Forward contracts	-	13	-	13
Credit default swaps	-	2	-	2

Total financial assets carried at fair value	$39,490	$25,952	$734	$66,176

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$4,235	$-	$4,235
Options	-	1	-	1
Currency swaps	-	130	-	130
Forward contracts	-	40	-	40
Credit default swaps	-	7	-	7

Total financial liabilities carried at fair value	$-	$4,413	$-	$4,413

For the year ended December 31, 2013, $173 million of equity securities were transferred from Level 1 to Level 2 and $232 million were transferred from Level 2 to Level 1.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate account assets - These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) - These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit–related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) - These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily upon quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Years Ended December 31, 2014

							Total Level 3
	Bonds	Parent,				Separate	Financial Assets
	Industrial and	subsidiaries,	Preferred	Common Stock		Account	Carried at
	Miscellaneous	and affiliates	Stock	Unaffiliated	Affiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2014	$23	$-	$1	$185	$35	$490	$734
Gains (losses) in net income	-	-	-	(71)	(1)	82	10
Gains in surplus	(13)	(6)	-	40	(3)	-	18
Purchases	3	20	3	9	103	238	376
Issuances	117	96	-	4	2	-	219
Sales	-	-	-	(4)	(34)	(320)	(358)
Settlements(1)	(8)	(84)	-	(6)	(21)	110	(9)
Transfers in (2)	-	53	-	3	-	-	56
Other transfers	(13)	-	(1)	-	-	-	(14)

Balance as of December 31, 2014	$109	$79	$3	$160	$81	$600	$1,032

(1)The fair value of real estate separate accounts is carried net of encumbrances on the Statutory Statements of Financial Position and the change in encumbrances is included in the settlements within separate account assets.

(2)This row identifies assets that are consistently carried at fair value but have had a level change. The parent, subsidiaries, and affiliates were transferred in to Level 3 from Level 2 due to a change in the observability of pricing inputs.

	Year Ended December 31, 2013

						Total Level 3
	Bonds				Separate	Financial Assets
	Industrial and	Preferred	Common Stock		Account	Carried at
	Miscellaneous	Stock	Unaffiliated	Affiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2013	$12	$-	$155	$20	$510	$697
Gains in net income	3	13	-	-	135	151
(Losses) gains in surplus	1	-	(14)	1	-	(12)
Purchases	9	-	52	15	103	179
Issuances	7	-	-	15	-	22
Sales	-	(14)	(7)	(1)	(461)	(483)
Settlements(1)	(38)	-	(1)	(15)	203	149
Other transfers (2)	29	2	-	-	-	31

Balance as of December 31, 2013	$23	$1	$185	$35	$490	$734

(1)The fair value of real estate separate accounts is carried net of encumbrances on the Statutory Statements of Financial Position and the change in encumbrances is included in the settlements within separate account assets.

(2)Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but change in lower of cost or market carrying basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Fixed assets

Fixed assets are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are determined using the straight-line method over the estimated useful lives of the assets and include both admitted and nonadmitted assets. Estimated lives range up to fifteen years for leasehold improvements and up to ten years for all other fixed assets. Within fixed assets, most unamortized software and office equipment are nonadmitted assets.

The Company’s admitted fixed assets, comprised of EDP equipment, were $32 million and $38 million, net of accumulated depreciation of $215 million and $195 million, as of December 31, 2014 and 2013, respectively. The depreciation expense on all fixed assets was $43 million, $53 million and $44 million for the years ended December 31, 2014, 2013 and 2012, respectively. Beginning January 1, 2014, the Company changed its capitalization threshold policy on fixed assets from $2,000 to $5,000. This change was made in conjunction with changes in tax regulation.

7.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2014		2013

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$103	$33	$89	$30
Ordinary renewal	612	671	557	613
Group life	10	10	11	11

Total	$725	$714	$657	$654

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2q. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2014:

Issue	Face	Carrying	Interest	Maturity
Date	Amount	Value	Rate	Date

($ In Millions)

11/15/1993	$250	$250	7.625%	11/15/2023
03/01/1994	100	100	7.500%	03/01/2024
05/12/2003	250	249	5.625%	05/15/2033
06/01/2009	750	742	8.875%	06/01/2039
01/17/2012	400	399	5.375%	12/01/2041

Total	$1,750	$1,740

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009 or 2012. Scheduled interest on the notes issued in 1993 and 2003 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the note issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Scheduled interest on the notes issued in 2009 and 2012 is payable on June 1 and December 1 of each year to holders of record on the preceding May 15 and November 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2014, the unapproved interest was $14 million. Through December 31, 2014, the Company paid cumulative interest of $1,144 million on surplus notes. Interest of $129 million, $129 million and $126 million was approved and paid during the years ended December 31, 2014, 2013 and 2012, respectively.

9.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees from C.M. Life accounted for $48 million in 2014, $51 million in 2013 and $56 million in 2012.

The Company has agreements with its subsidiaries and affiliates, including OFI, MML Investment Advisers, LLC and Baring International Investment Limited, where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Babson Capital, Cornerstone Real Estate Advisers, LLC (CREA), OFI, Wood Creek Capital Management LLC and MML Investment Advisers LLC, which provide investment advisory services to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$275	$214	$152
Recordkeeping and other services	18	50	50
Investment advisory income	30	27	25
Fee expense:
Investment advisory services	264	239	198

The Company reported $59 million and $63 million as amounts due from subsidiaries and affiliates as of December 31, 2014 and 2013, respectively. The Company reported $23 million and $46 million as amounts due to subsidiaries and affiliates as of December 31, 2014 and 2013, respectively. Terms generally require settlement of these amounts within 30 to 90 days.

The Company’s subsidiaries, Babson Capital and CREA, invest a portion of their nonqualified compensation plan in guaranteed interest contracts with the Company. Interest credited on deposits to the Babson Capital and CREA contracts was $5 million for the years ended December 31, 2014, 2013 and 2012.

MassMutual provides revolving credit facilities to MassMutual Asset Finance LLC (MMAF) and Jefferies Finance LLC. During 2014, MMAF borrowed $1,417 million and repaid $812 million under the MMAF credit facility. During 2014, Jefferies Finance LLC borrowed $2,700 million and repaid $3,061 million under the Jefferies Finance LLC facility. Refer to Note 17f. “Commitments” for additional information regarding the credit facility.

The Company held debt issued by MMHLLC that amounted to $2,068 million and $1,993 million as of December 31, 2014 and 2013, respectively. The Company recorded interest income on MMHLLC debt of $104 million in 2014 and $117 million in 2013 and 2012.

The Company had two modified coinsurance (Modco) agreements with the Japanese subsidiary of MMHLLC, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company was the reinsurer and the Japanese subsidiary retained the reserve and associated assets on individual life insurance policies. The predominant contract types were whole life, endowments and term insurance. The Modco agreements allowed the Japanese subsidiary to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment was the mechanism by which the Company funded the reserve on the reinsured portion of the risk. It was needed to adjust for the financial effect of the Japanese subsidiary holding the reserves on the ceded coverage rather than the Company. These two Modco agreements were recaptured, effective May 31, 2013, resulting in a $7 million increase to income due to the recapture fee paid to the Company from the Japanese subsidiary.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the related party reinsurance transactions between the Company and the Japanese subsidiary:

	Years Ended December 31,
	2013	2012

	(In Millions)

Premium assumed	$8	$20
Modified coinsurance adjustments, included in fees and other income	7	18
Expense allowances on reinsurance assumed, included in commissions	(1)	(2)
Policyholders’ benefits	(11)	(25)
Recapture fee	7	-

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

Effective January 1, 2014, C.M. Life recaptured certain life insurance policies that were previously assumed by the Company under a modified coinsurance (Modco) reinsurance arrangement, resulting in a $25 million gain for the Company. Prior to the recapture, the Company assumed 75% of the premium on certain universal life policies. The Company had funded C.M. Life a stipulated expense allowance, death and surrender benefits, and a Modco adjustment based on experience.

As of December 31, 2014 and 2013, the net amounts due to C.M. Life and MML Bay State were $31 million and $32 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the reinsurance transactions for these agreements:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Premium assumed	$57	$68	$73
Modified coinsurance adjustments, included in fees and other income	13	32	34
Expense allowance on reinsurance assumed, included in commissions	(20)	(24)	(24)
Policyholders’ benefits	(69)	(107)	(134)
Experience refunds (paid) received	-	(1)	1
Recapture fee	20	-	-

For further information on common stocks - subsidiaries and affiliates, refer to Note 4d. “Common stocks - subsidiaries and affiliates.”

The Company participates in variable annuity exchange programs with C.M. Life (including MML Bay State) where certain variable annuity contract holders of the Company, C.M. Life or MML Bay State can make nontaxable exchanges of their contracts for enhanced variable annuity contracts of the Company or C.M. Life. The Company

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

recorded premium income of $1 million, $2 million and $3 million in 2014, 2013 and 2012, respectively, and surrender benefits of $1 million in 2014, 2013 and 2012 related to these exchange programs. C.M. Life recorded premium income of $1 million in 2014, 2013 and 2012 and surrender benefits of $1 million in 2014 and $2 million in 2013 and 2012, respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not pay any net commissions to C.M. Life for the years ended December 31, 2014, 2013 or 2012.

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 17f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 17g. “Guarantees” for information on the guarantees.

10.	Reinsurance

Insurance risk is the risk that the Company will inadequately price its insurance products to cover future benefits. In order to mitigate this insurance risk, the Company enters into reinsurance agreements with affiliated and unaffiliated insurers. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term (YRT), coinsurance or modified coinsurance basis. The Company’s retention limit per individual life insured is generally $15 million.

Refer to Note 9. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2014, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $3,013 million assuming no return of the assets (excluding assets in trust) backing these reserves from the reinsurer to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Direct premium	$17,337	$19,260	$20,944
Premium assumed	1,827	1,921	94
Premium ceded	(781)	(744)	(711)

Total net premium	$18,383	$20,437	$20,327

Reinsurance recoveries
Assumed	$(63)	$(76)	$(116)
Ceded	472	381	426

Direct premium includes $944 million and $64 million in 2014 and 2013, respectively, from MassMutual customers that converted from a contract that was previously assumed by MassMutual under the RPG reinsurance agreement. The reserve related to these contracts was $2.2 billion and $134 million as of December 2014 and 2013, respectively.

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2014	2013

	(In Millions)

Reinsurance reserves:
Assumed	$9,447	$10,294
Ceded	(3,320)	(3,023)

Amounts recoverable from reinsurers
Assumed	(20)	(24)
Ceded	128	92

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2014 include $2,174 million associated with life insurance policies, $1,086 million for long-term care, $46 million for disability and $14 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2013 include $1,988 million associated with life insurance policies, $966 million for long-term care, $53 million for disability and $16 million for group life and health.

As of December 31, 2014, one reinsurer accounted for 31% of the outstanding reinsurance recoverable and the next largest reinsurer had 16% of the balance. The reinsurance reserve ceded to unaffiliated reinsurers for long-term care is primarily with one reinsurer, which is mentioned above. The Company believes that exposures to a single reinsurer do not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

RPG reinsurance agreement

On January 1, 2013, MassMutual entered into an indemnity reinsurance agreement with The Hartford Financial Services Group, Inc. (The Hartford) to assume 100% of its RPG business. The reinsurance agreement contains coinsurance and modified coinsurance components. Under the agreement, MassMutual indemnifies The Hartford for $9.2 billion of policyholders’ reserves and liabilities for deposit-type contracts, using coinsurance, and $26.3 billion

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

of separate account liabilities using modified coinsurance. In addition, MassMutual reinsured contracts written on The Hartford’s policy forms by MassMutual’s Retirement Services Division through June 2014. On execution of the coinsurance component, MassMutual received invested assets with a fair value of $9.4 billion and $383 million of other assets, net of a ceding commission of $355 million, and assumed $5.3 billion of group annuities within policyholders’ reserves, $3.9 billion of liabilities for deposit-type contracts and $879 million of other liabilities. Under the modified coinsurance component, the separate account assets and related reserves were not transferred to or held by MassMutual. The reduction of the expense on the Statutory Statements of Operations essentially offsets the impact of contract redemptions included in policyholders’ benefits and contributions into reinsured accounts recorded as premium.

Included in the above reinsurance tables are the following amounts related to the RPG transaction:

	December 31,
	2014	2013

	(In Millions)

Premium assumed	$1,770	$1,845
Reserves assumed	8,647	9,509
Policyholders’ benefits	3,825	4,048
Change in reserves due to RPG reinsurance agreement	(1,564)	(2,050)
Change in reserves assumed	(862)	324
Ceding commissions	-	355

Under the coinsurance component of the agreement, the Company assumed liabilities of $8.6 billion and $9.5 billion, consisting of policyholders’ reserve of $5.1 billion and $5.4 billion and the liabilities for deposit-type contracts of $3.5 billion and $4.1 billion, as of December 31, 2014 and 2013, respectively.

Under the modified coinsurance component of the agreement, the Company assumed separate account liabilities of $27.8 billion and $28.9 billion, consisting of reserves for annuity contracts of $11.1 billion and $12.0 billion and liabilities for deposit-type contracts of $16.7 billion and $16.9 billion, as of December 31, 2014 and 2013, respectively.

11.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $478,773 million and $445,537 million as of December 31, 2014 and 2013, respectively. Of this amount, the Company had $24,722 million and $27,979 million of life insurance in force as of December 31, 2014 and 2013, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2014				2013

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Individual life	$41,977	2.5%	-	6.0%	$39,463	2.5%	-	6.0%
Group life	14,423	2.5%	-	4.5%	12,755	2.5%	-	4.5%
Group annuities	17,584	2.3%	-	11.3%	16,538	2.3%	-	11.3%
Individual annuities	11,314	2.3%	-	11.8%	10,023	2.3%	-	11.8%
Individual universal and variable life	5,093	3.5%	-	6.0%	4,551	3.5%	-	6.0%
Disabled life claim reserves	1,879	3.5%	-	6.0%	1,876	3.5%	-	6.0%
Disability active life reserves	732	3.5%	-	6.0%	673	3.5%	-	6.0%
Other	289	2.5%	-	6.0%	275	2.5%	-	6.0%

Total	$93,291				$86,154

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life, group variable universal life and private client group products. Individual annuities include individual annuity contracts and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Individual universal and variable life products include universal life and variable life products. Disabled life claim reserves include disability income and long-term care claims that have been incurred but not reported. Disability active life reserves include disability income and long-term care contracts issued. Other is comprised of disability life and accidental death insurance.

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2014				2013

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Guaranteed interest contracts:
Note programs	$3,515	0.4%	-	6.2%	$3,425	0.6%	-	6.2%
Federal Home Loan Bank of Boston	701	1.1%	-	3.0%	601	1.1%	-	3.0%
Other	2	8.3%	-	9.7%	2	4.1%	-	9.7%
Supplementary contracts	690	0.3%	-	7.0%	669	0.3%	-	8.0%
Dividend accumulations	547	3.4%	-	4.1%	557	3.4%	-	3.9%
Other deposits	3,590	4.0%	-	8.0%	4,155	3.5%	-	9.5%

Total	$9,045				$9,409

Guaranteed interest contracts (GICs) include funding agreements. Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under most of the Company’s funding agreement programs, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2 billion European Medium-Term Note Program with approximately $119 million remaining in run-off. Notes are currently issued from its $17 billion Global Medium-Term Note Program.

The Company uses funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other investment spread operations. These funding agreements are collateralized by securities with estimated fair values of $855 million as of December 31, 2014. The Company’s borrowing capacity with the FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth in New York Insurance Law Section 1411(C) and by the Company’s internal limit. The Company’s unused capacity was $1.2 billion as of December 31, 2014. As a member of the FHLB Boston, the Company holds common stock of the FHLB Boston at a statement value of $57 million and $52 million as of December 31, 2014 and 2013, respectively. All FHLB Boston funding agreement assets and liabilities are classified in the Company’s general account. The Company accounts for these funds consistent with its other deposit-type contracts.

Other deposits primarily consists of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 10. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2014, the Company’s GICs by maturity year were as follows (in millions):

2015	$402
2016	653
2017	552
2018	960
2019	622
Thereafter	1,029

Total	$4,218

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and long-term care policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the disabled life and long-term care unpaid claims and claim expense reserves:

	December 31,
	2014	2013

	(In Millions)

Claim reserves, beginning of year	$2,031	$2,017
Less: Reinsurance recoverables	134	128

Net claim reserves, beginning of year	1,897	1,889

Claims paid related to:
Current year	(15)	(14)
Prior years	(320)	(327)

Total claims paid	(335)	(341)

Incurred related to:
Current year’s incurred	236	234
Current year’s interest	5	5
Prior year’s incurred	17	30
Prior year’s interest	81	80

Total incurred	339	349

Net claim reserves, end of year	1,901	1,897
Reinsurance recoverables	143	134

Claim reserves, end of year	$2,044	$2,031

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $17 million increase in the prior years’ incurred claims for 2014 and the $30 million increase in the prior years’ incurred claims for 2013 were generally the result of differences between actual termination experience and statutory termination tables.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2014	2013

	(In Millions)

Disabled life claim reserves	$1,877	$1,876
Accrued claim liabilities	24	21

Net claim reserves, end of year	$1,901	$1,897

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, these benefit guarantees require the contract holder or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on certain annuity contracts is generally only available at contract issue.

The following shows the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2013	$557
Incurred guarantee benefits	(281)
Paid guarantee benefits	(2)

Liability as of December 31, 2013	274
Incurred guarantee benefits	214
Paid guarantee benefits	(2)

Liability as of December 31, 2014	$486

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2014 and 2013. As of December 31, 2014 and 2013, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,			December 31,
	2014			2013

		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age

	($ In Millions)

GMDB	$19,391	$37	63	$19,931	$42	62
GMIB Basic	1,136	64	65	1,298	70	65
GMIB Plus	3,373	300	64	3,380	224	63
GMAB	2,859	3	58	2,493	2	57
GMWB	232	4	68	234	3	67

The GMDB account value above consists of $3,733 million within the general account and $15,658 million within separate accounts that includes $4,956 million of modified coinsurance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Account values of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

	December 31, 2014

	GMDB	GMIB	GMIB	GMAB	GMWB
		Basic	Plus

	(In Millions)

Separate account	$15,658	$1,121	$3,373	$2,801	$232
General account	3,733	15	-	58	-

Total	$19,391	$1,136	$3,373	$2,859	$232

	December 31, 2013

	GMDB	GMIB	GMIB	GMAB	GMWB
		Basic	Plus

	(In Millions)

Separate account	$15,846	$1,283	$3,380	$2,427	$234
General account	4,085	15	-	66	-

Total	$19,931	$1,298	$3,380	$2,493	$234

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2014	2013

	(In Millions)

Beginning balance	$2,257	$1,879
Net liability increase	416	378

Ending balance	$2,673	$2,257

12.	Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Commercial paper had a carrying value and face amount of $250 million as of December 31, 2014 and 2013. The commercial paper issued in 2014 had interest rates ranging from 0.10% to 0.20% with maturity dates ranging from 1 to 48 days. Interest expense for commercial paper was less than $1 million for the years ended December 31, 2014, 2013 and 2012.

On September 26, 2014, the Company signed a $1 billion, five year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. The credit facility replaces an existing $1 billion credit facility, which was due to expire in 2017. The facility has an upsize option for an

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2014, 2013 and 2012, the Company was in compliance with all covenants under the credit facilities. For the years ended December 31, 2014, 2013 and 2012, there were no draws on the credit facilities. Credit facility fees were $1 million, less than $1 million and $3 million for the years ended December 31, 2014, 2013 and 2012, respectively.

13.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. The qualified defined benefit plan includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. In 2014 and 2013, the Company contributed $20 million and $61 million, respectively, to its qualified defined benefit plan.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $2,149 million and $1,974 million as of December 31, 2014 and 2013, respectively. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses, was $44 million for the year ended December 31, 2014 and $36 million for the years ended December 31, 2013 and $28 million for 2012.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $187 million and $189 million as of December 31, 2014 and 2013, respectively.

c.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost, prior service cost and amortization of the transition obligation are recorded by the Company.

The health care plan is contributory. A portion of the basic life insurance plan is noncontributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. The postretirement health care plans include a limit on the Company’s share of costs for certain retirees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

Accrued Postemployment Benefits

The Company provides severance-related postemployment benefits for home office employees. The net accumulated liability for these benefits was $35 million and $32 million as of December 31, 2014 and 2013, respectively.

The Company accrues postemployment benefits for agents’ health benefits for those agents who qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $10 million and $8 million as of December 31, 2014 and 2013, respectively.

d.	Benefit obligations

Accumulated benefit obligations represent the present value of pension benefits earned as of a December 31 measurement date based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits represent the present value of pension benefits earned as of a December 31 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

As of December 31, 2013, the unamortized additional liability due to the adoption of SSAP No. 102 was $29 million, which is being amortized through 2021. The additional liability upon adoption of $43 million consisted of $27 million for adding non-vested participants and $16 million for the difference between the accumulated benefit obligation and projected benefit obligation for vested participants.

See Section f. of this Note, “Amounts recognized in the Statutory Statements of Financial Position,” for details on the Plan’s funded status.

Accumulated and projected postretirement benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits earned as of a December 31 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Accumulated benefit obligation	$2,542	$2,236	$412	$401

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Projected benefit obligation, beginning of year vested only	$2,269	$2,355	$357	$363
SSAP No. 102 adoption to add non-vested	-	27	-	50
Service cost	73	73	8	8
Interest cost	108	94	16	15
Contributions by plan participants	-	-	10	9
Actuarial (gains) losses	(63)	7	4	(19)
Medicare prescription drug direct subsidy	-	-	1	1
Benefits paid	(101)	(103)	(29)	(27)
Change in discount rate	295	(184)	45	(43)

Projected benefit obligation, end of year	$2,581	$2,269	$412	$357

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of a measurement date of December 31, 2014. A spot yield curve is developed from this data which is used to determine the present value for the obligation. The projected plan cash flows are discounted to the measurement date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $75 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. See Section h. of this Note, “Assumptions” for details on the discount rate.

e.	Plan assets

All investments of the qualified pension plan are invested through the Company’s group annuity contract. This contract invests in the General Investment Account (GIA) of the Company, pooled separate accounts and nonpooled separate accounts. Pooled separate account assets support more than one group annuity contract and are managed by the Company. These assets are assigned for the purposes of allocating investment returns and asset gains and losses. Nonpooled separate accounts are managed by the Company and unaffiliated asset managers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s qualified pension plan assets managed by the Company are as follows:

	December 31,
	2014	2013

	(In Millions)

General Investment Account	$215	$242
Alternative Investment Separate Account	191	174
Babson Long Term Duration Bond Fund	190	160
Oppenheimer Small Capitalization Core Fund	140	132
MM Premier Core Bond Fund	125	118
Oppenheimer International Growth Fund	105	112
MM Select Growth Opportunities Fund	98	58
MM Select Blue Chip Growth Fund	97	57
Oppenheimer Large Core Fund	96	86
Babson Enhanced Index Value Fund	85	85
Oppenheimer Large Capitalization Value Fund	49	44
MM Select Large Cap Value Fund	46	44
MM Select Small Cap Value Fund	46	45
MM Select Small Cap Growth Fund	45	47
MM Premier Strategic Emerging Markets Fund	42	45
Oppenheimer Real Estate Fund	33	25
MM Premier Capital Appreciation Fund	-	66

	$1,603	$1,540

The approximate amount of annual benefits to plan participants covered by a group annuity contract issued by the employer or related parties is estimated at $66 million in 2015.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as a private equity fund, an equity index exchange traded fund and a bond index exchange traded fund are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 25% to 35% domestic equity securities, 20% to 30% long duration bond securities, 15% to 25% GIA, 13% to 18% international equity securities and 5% to 15% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan asset’s GIA earns fixed interest, primarily comprised of an investment in an unallocated insurance contract, held by the Company. Approximately 10% and 12% of the assets of the Company’s pension plan were invested in the Company’s GIA through the unallocated group annuity insurance contract as of December 31, 2014 and 2013, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following presents the change in plan assets:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$2,020	$1,801	$5	$5
Actual return on plan assets	180	241	-	-
Employer contributions	40	81	19	17
Contributions by plan participants	-	-	10	10
Benefits paid	(101)	(103)	(29)	(27)

Fair value of plan assets, end of year	$2,139	$2,020	$5	$5

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations, however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment. The stable value characteristic is supported by MassMutual’s surplus and capital, and overall financial strength.

The following presents the GIA allocation by type of investment:

	December 31,
	2014	2013

Bonds	60%	60%
Mortgage loans	16	16
Partnerships and LLCs	6	7
Other investments	9	6
Common stocks - subsidiaries and affiliates	6	6
Cash and cash equivalents	2	4
Real estate	1	1

	100%	100%

The qualified pension plan invests in the following pooled and nonpooled separate account options:

Alternative Investment Separate Account is a nonpooled separate account advised by Babson Capital. Babson Capital’s strategy includes investing in holdings of private equity funds, hedge funds, a private real estate fund, and an equity index exchange traded fund.

Babson Long Term Duration Bond Fund is a nonpooled separate account advised by Babson Capital with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Oppenheimer Small Capitalization Core Fund is a pooled separate account advised by OFI Institutional Asset Management (OFI Institutional) that invests in domestic small and mid-cap, and international small and mid-cap securities. The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The fund’s strategy uses separate fundamental research and quantitative models to select securities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual (MM) Premier Core Bond Fund is a pooled separate account investing in a mutual fund sub-advised by Babson Capital. The mutual fund primarily invests in high-quality, investment grade bonds with selective and prudent investments in high yield bonds, which are deemed to provide an attractive risk/reward trade off. Security selection is done through an in-depth, bottom-up credit research process seeking securities with attractive yields among the corporate, U.S. government (treasury and agency) and mortgage and asset backed sectors.

Oppenheimer International Growth Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional that invests in international large-cap securities, primarily in the developed international markets. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

MM Select Growth Opportunities Fund is a pooled separate account investing in a mutual fund sub-advised by Sands Capital Management, LLC (Sands) and Jackson Square Partners (JSP) with a large-cap growth equity focus. Sands uses bottom-up, fundamental research and employs six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength and rational valuation. JSP seeks to select large-cap equities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including a return on capital above its cost of capital.

MM Select Blue Chip Growth Fund is a pooled separate account investing in a mutual fund sub-advised by T. Rowe Price that seeks growth of capital over the long-term. The strategy seeks well-established large cap companies with the potential for above-average earnings growth. In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals.

Oppenheimer Large Core Fund is a nonpooled separate account advised by OFI Institutional that invests in a diversified mix of domestic large company stocks for capital appreciation potential. The strategy is a large-cap core equity strategy, where the portfolio managers combine fundamental research and quantitative models to identify investment opportunities among large, competitively advantaged companies whose earnings are growing faster than average, or whose shares appear to be mispriced by the market.

Babson Enhanced Index Value Fund is a nonpooled separate account advised by Babson Capital that invests in domestic small-cap, mid-cap, large-cap and other equity securities. The strategy uses a systematic process that exploits market inefficiencies and is designed to outperform the fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

Oppenheimer Large Capitalization Value Fund is a nonpooled separate account advised by OFI Institutional that invests in domestic small-cap, mid-cap and large-cap common stocks. The fund can also buy other investments, including preferred stocks, rights and warrants and convertible debt securities. The strategy uses fundamental analyses to select securities that it believes are undervalued.

MM Select Large Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Barrow Hanley and Huber Capital (Huber). Barrow Hanley manages a dividend focused strategy with a high quality, conservative orientation. Huber employs a more concentrated, deeper value strategy using a dividend discount model (DDM) as the basis for determining intrinsic value opportunities.

MM Select Small Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Wellington and Barrow Hanley that seeks to maximize total return through investing primarily in small-cap equity securities. Wellington employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued but have the potential for significant longer-term returns. Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small-cap companies considered to be undervalued but with the potential to generate superior returns at below average levels of risk.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Select Small Cap Growth Fund is a pooled separate account investing in a mutual fund sub-advised by Waddell & Reed, Wellington Management and Montibus Capital Management. The fund invests in domestic small-cap equity securities and seeks long-term capital appreciation. Each sub-adviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. Each of the sub-advisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth.

MM Premier Strategic Emerging Markets Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional seeking long-term growth of capital by investing primarily in international emerging markets. OFI Institutional determines the universe of emerging market countries in which to invest, based on OFI Institutional’s assessment of a country’s suitability for investment.

Oppenheimer Real Estate Fund is a pooled separate account that invests in an Oppenheimer mutual fund sub-advised by Cornerstone Real Estate Advisers. This real estate strategy seeks out exposure to the commercial real estate market and uses a fundamental research driven approach to search for what are believed to be high quality companies in the Real Estate Investment Trust (REIT) market. REITs are publicly-traded securities that sell like a stock on the major exchanges and which invest in real estate, or represent operating companies that are involved in the real estate market.

Goldman Sachs Asset Management Long Duration Bond Fund is a nonpooled separate account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a nonpooled separate account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Oakmark International Collective Fund is a non-pooled separate account advised by Harris Associates that invests primarily in developed market international large-cap equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts, and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

T. Rowe Price Emerging Markets Stock Fund is a pooled separate account advised by T. Rowe Price Associates, Inc. (T. Rowe Price) that seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging markets of Latin America, Asia, Europe, Africa and the Middle East.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 5 “Fair value of financial instruments.”

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Pooled Separate Accounts: Unit value calculated based on the net assets of the underlying pool of securities which value their investment securities at fair value. The separate accounts are valued daily based on the net asset value (NAV) of shares of the underlying funds and are therefore generally classified as Level 2. As of December 31, 2014 and 2013, the Plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Nonpooled separate accounts: Valued primarily using the closing price reported on the active market on which the individual securities are traded.

Cash: Is stated at cost, which is equal to fair value and held by an unaffiliated bank.

The General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2014

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$242	$-	$242
International large capitalization	-	105	-	105
U.S. small capitalization value	-	91	-	91
International emerging markets	-	42	-	42
Real estate	-	33	-	33
Bonds:
Diversified fixed-income	-	125	-	125
Registered investment companies:
Emerging markets	45	-	-	45

Total pooled separate accounts	45	638	-	683

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	167	-	-	167
U.S. small capitalization	108	-	-	108
U.S. mid capitalization	64	-	-	64
International large capitalization value	15	-	-	15
International small/mid capitalization	9	-	-	9
Corporate and other bonds	-	235	-	235
Long duration bonds	116	-	-	116
Short-term bonds	2	-	-	2
Government securities	-	197	-	197
Mortgage backed securities	-	7	-	7
Registered investment companies:
U.S. large capitalization	63	-	-	63
Multi-strategy hedge funds	-	-	37	37
Limited partnerships:
International small/mid capitalization	-	-	106	106
Multi-strategy hedge funds	-	-	23	23
Private equity/venture capital	-	-	28	28
Asset backed securities	-	8	-	8
Real estate	-	-	39	39
Cash and short-term cash equivalents	10	7	-	17

Total nonpooled separate accounts	554	454	233	1,241

Total general investment account	-	-	215	215

Total	$599	$1,092	$448	$2,139

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2013

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$225	$-	$225
International large capitalization value	-	112	-	112
U.S. small capitalization value	-	92	-	92
International emerging markets	-	45	-	45
Real estate	-	25	-	25
Bonds:
Diversified fixed income	-	118	-	118
Registered investment companies:
Emerging markets	45	-	-	45

Total pooled separate accounts	45	617	-	662

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	150	-	-	150
U.S. mid capitalization	81	-	-	81
U.S. small capitalization	80	-	-	80
International large capitalization value	18	-	-	18
International small/mid capitalization	10	-	-	10
Corporate and other bonds	-	193	-	193
Long duration bonds	99	-	-	99
Short term bonds	2	-	-	2
Government securities	-	146	-	146
Mortgage backed securities	-	6	-	6
Registered investment companies:
U.S. large capitalization	66	-	-	66
Multi-strategy hedge funds	-	-	35	35
Limited partnerships:
International large capitalization value	-	-	111	111
Multi-strategy hedge funds	-	-	22	22
Private equity/venture capital	-	-	13	13
Asset backed securities	-	10	-	10
Real estate	-	-	36	36
Cash and short-term cash equivalents	9	29	-	38

Total nonpooled separate accounts	515	384	217	1,116

Total general investment account	-	-	242	242

Total	$560	$1,001	$459	$2,020

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth a summary of changes in the fair value of the Plan’s Level 3 invested assets:

	Beginning	Actual				Ending
	Balance	Return on			Transfers to	Balance
	1/1/2014	Plan Assets	Purchases	Sales	Level 3	12/31/2014

	(In Millions)

Limited partnerships:
International large cap value	$111	$3	$-	$(114)	$-	$-
International small/mid cap	-	(8)	114	-	-	106
Multi-strategy hedge fund	22	1	-	-	-	23
Private equity venture capital	13	4	14	(3)	-	28
Multi-strategy hedge fund	35	2	-	-	-	37
Real estate	36	2	1	-	-	39
General investment account	242	8	47	(82)	-	215

Total	$459	$12	$176	$(199)	$-	$448

	Beginning	Actual				Ending
	Balance	Return on			Transfers to	Balance
	1/1/2013	Plan Assets	Purchases	Sales	Level 3	12/31/2013

	(In Millions)

Limited partnerships:
International large cap value	$96	$33	$-	$(18)	$-	$111
Multi-strategy hedge fund	21	1	-	-	-	22
Private equity venture capital	11	1	3	(2)	-	13
Multi-strategy hedge fund	31	4	-	-	-	35
Real estate	32	3	1	-	-	36
General investment account	222	10	94	(84)	-	242

Total	$413	$52	$98	$(104)	$-	$459

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on this criteria, there were no significant transfers in or out of Level 1, 2, or 3 for the year ended December 31, 2014.

Postretirement Investments

The fair value of the postretirement benefits investments of $5 million as of December 31, 2014 and 2013 is categorized as Level 1 type investments and is invested in the domestic fixed-income fund. The fund is a money market mutual fund that seeks the maximum current income consistent with stability of principal. The fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed-income securities to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional funds sufficient to satisfy reasonably unanticipated spikes in such liability activity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service-years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, demographics and mortality. The unrecognized net actuarial gains (losses) are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after they occur. These are amortized into net periodic benefit cost over the remaining service-years of active employees and over the average remaining lifetime of eligible employees and retirees for other postretirement benefits.

The unrecognized net transition obligation represents the difference between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to current statutory guidance. This was amortized into net periodic benefit cost over a period of years from adoption through 2013 for pension benefits and through 2012 for other postretirement benefits.

As of December 31, 2014, the unamortized liability due to the adoption of SSAP 102 was $24 million, which is being amortized through 2021.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss, unrecognized net transition obligation and the nonadmitted prepaid pension asset.

The following sets forth the amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost in 2014 and 2013 and expected to be recognized in 2015:

	December 31,
	2015	2014	2013	2015	2014	2013

	Pension			Other Postretirement
	Benefits			Benefits

	(In Millions)

Net prior service cost	$4	$8	$8	$4	$4	$4
Net recognized actuarial losses	66	52	93	4	-	5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Net prior service cost	$13	$21	$42	$47
Net actuarial losses	869	713	60	11
Unrecognized pension liability	24	29	-	-

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Projected benefit obligation	$2,581	$2,269	$412	$357
Less: Assets	2,139	2,020	5	5

Projected benefit obligation funded status	$(442)	$(249)	$(407)	$(352)

The qualified pension plan was underfunded by $119 million as of December 31, 2014 and overfunded by $30 million as of December 31, 2013. The nonqualified pension plans are not funded and have total projected benefit obligations of $323 million and $279 million as of December 31, 2014 and 2013, respectively.

The Company intends to fund $80 million to meet its expected obligations under its qualified and nonqualified pension plans and other postretirement benefit plans in 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and included in general insurance expenses. The net periodic cost in the Statutory Statements of Operations is as follows:

	Years Ended December 31,
	2014	2013	2012	2014	2013	2012

	Pension			Other Postretirement/
	Benefits			Postemployment Benefits

	(In Millions)

Service cost	$73	$73	$59	$12	$12	$7
Interest cost	108	94	92	16	15	14
Expected return on plan assets	(151)	(136)	(122)	-	-	-
Amortization of unrecognized transition obligation	-	-	1	-	-	4
Amortization of unrecognized prior service cost	8	8	-	4	8	-
Amortization of unrecognized net actuarial and other losses	52	93	93	1	(3)	-

Total net periodic cost	$90	$132	$123	$33	$32	$25

The expected future pension and other postretirement benefit payments and Medicare prescription drug government subsidy receipts, which reflect expected future service, are as follows:

			Medicare
			Prescription
		Other	Drug
	Pension	Postretirement	Government
	Benefits	Benefits	Subsidy

	(In Millions)

2015	$83	$22	$(3)
2016	88	23	(3)
2017	94	24	(3)
2018	99	24	(3)
2019	105	25	(4)
2020-2024	580	132	(22)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to operations for all employee and agent benefit plans is as follows:

	December 31,
	2014	2013	2012

	(In Millions)

Pension	$90	$132	$123
Health	81	76	61
Thrift	44	36	28
Postretirement	28	32	25
Postemployment	5	-	1
Life	3	4	3
Disability	3	3	3
Other benefits	9	8	7

Total	$263	$291	$251

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	December 31,
	2014	2013	2012	2014	2013	2012

	Pension			Other Postretirement
	Benefits			Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	3.90%	4.85%	4.00%	3.75%	4.70%	3.80%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	4.85%	4.00%	4.35%	4.70%	3.80%	4.25%
Expected long-term rate of return on plan assets	7.50%	7.50%	7.75%	3.00%	3.00%	3.00%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	-	-	-	7.00%	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2023 for 2014; 2021 for 2013; 2020 for 2012.	-	-	-	5.00%	5.00%	5.00%

In November 2014, the Society of Actuaries released updated mortality tables to be used for pension plans. The adoption of the new mortality tables is recommended but not required for fiscal years ending December 31, 2014. The Company is considering the financial impact of the tables along with other assumption changes, but does not expect the impact of adopting the new tables to be material to the Company’s financial position at December 31, 2014.

The discount rate used to determine the benefit obligations as of year-end is used to determine the expense in the next fiscal year.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each asset class.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have had the following effects in 2014:

	One Percentage	One Percentage
	Point Increase	Point Decrease

	(In Millions)

Effect on total service and interest cost	$3	$(2)
Effect on other postretirement benefit obligations	41	(33)

14.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

A summary of stock-based payment details representing the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	Years Ended December 31,
	2014	2013	2012

Weighted average grant date fair value:
PSAR granted during the year	$78.50	$78.55	$64.27
PRS granted during the year	78.54	78.58	64.34
Intrinsic value (in thousands):
PSAR options exercised	29,125	21,919	55,146
PRS liabilities paid	30,757	27,927	15,461
Fair value of shares vested during the year	101,386	28,260	75,536

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of PSARs and PRS vested and nonvested shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms

	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2012	2,652	$58.56	1.6	1,360	$51.67	3.2
Granted	806	78.55		263	78.58
Exercised	(788)	48.63		(357)	42.66
Forfeited	(50)	69.18		(33)	61.64

Outstanding as of December 31, 2013	2,620	68.38	1.1	1,233	59.71	3.2
Granted	945	78.50		315	78.54
Exercised	(752)	56.46		(395)	45.66
Forfeited	(58)	74.60		(41)	72.12

Outstanding as of December 31, 2014	2,755	73.82	1.7	1,112	69.47	3.3

Exercisable as of December 31, 2014	246	$61.73	-	-	$-	-

The PSARs compensation expense was $63 million, $6 million and $44 million for the years ended December 31, 2014, 2013 and 2012, respectively. The PSARs accrued compensation liability was $58 million and $23 million as of December 31, 2014 and 2013, respectively. Unrecognized compensation expense related to nonvested PSARs awards was $18 million, $3 million and $15 million for years ended December 31, 2014, 2013 and 2012, respectively. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $38 million, $22 million and $33 million for the years ended December 31, 2014, 2013 and 2012, respectively. The PRS accrued compensation liability was $65 million and $57 million as of December 31, 2014 and 2013, respectively. Unrecognized compensation expense related to nonvested PRS awards for years ended December 31, 2014, 2013 and 2012 was $47 million, $38 million and $44 million, respectively. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Federal income taxes

The Company provides for DTAs in accordance with the NAIC issued guidance and has met the required threshold to utilize the 3 year reversal period and 15% of surplus limitation.

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2014

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$2,719	$236	$2,955
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,719	236	2,955
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,719	236	2,955
Total gross DTLs	(1,613)	(383)	(1,996)

Net admitted DTA(L)	$1,106	$(147)	$959

	December 31, 2013

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$2,701	$120	$2,821
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,701	120	2,821
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,701	120	2,821
Total gross DTLs	(1,291)	(364)	(1,655)

Net admitted DTA(L)	$1,410	$(244)	$1,166

	Change

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$18	$116	$134
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	18	116	134
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	18	116	134
Total gross DTLs	(322)	(19)	(341)

Net admitted DTA(L)	$(304)	$97	$(207)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2014

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$6	$144	$150
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	1,076	-	1,076
2. Adjusted gross DTA allowed per limitation threshold	1,940	-	1,940

Lesser of lines 1 or 2	1,076	-	1,076
Adjusted gross DTAs offset by existing DTLs	1,637	92	1,729

Total admitted DTA realized within 3 years	$2,719	$236	$2,955

	December 31, 2013

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$53	$26	$79
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,063	94	1,157
2. Adjusted gross DTA allowed per limitation threshold	1,588	120	1,708

Lesser of lines 1 or 2	1,063	94	1,157
Adjusted gross DTAs offset by existing DTLs	1,585	-	1,585

Total admitted DTA realized within 3 years	$2,701	$120	$2,821

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$(47)	$118	$71
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	13	(94)	(81)
2. Adjusted gross DTA allowed per limitation threshold	352	(120)	232

Lesser of lines 1 or 2	13	(94)	(81)
Adjusted gross DTAs offset by existing DTLs	52	92	144

Total admitted DTA realized within 3 years	$18	$116	$134

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2014	2013

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	932%	836%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$12,932	$11,320

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2014

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	68%	-%	68%

	December 31, 2013

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	31%	-%	31%

	Change

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	37%	-%	37%

There are no reinsurance strategies included in the Company’s tax-planning.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Federal income tax expense (benefit) on operating earnings	$20	$(157)	$(124)
Foreign income tax expense on operating earnings	3	15	16

Total federal and foreign income tax expense (benefit) on operating earnings	23	(142)	(108)
Federal income tax expense (benefit) on net realized capital gains (losses)	282	147	(293)

Total federal and foreign income tax expense (benefit)	$305	$5	$(401)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2014	2013	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$873	$746	$127
Policy acquisition costs	591	547	44
Nonadmitted assets	451	417	34
Policyholders’ dividends	334	326	8
Pension and compensation related items	252	245	7
Expense items	74	45	29
Investment items	32	267	(235)
Tax credits	-	61	(61)
Unrealized investment losses	7	13	(6)
Other	105	34	71

Total ordinary DTAs	2,719	2,701	18
Nonadmitted DTAs	-	-	-

Admitted ordinary DTAs	2,719	2,701	18

Capital
Investment items	140	70	70
Unrealized investment losses	96	50	46

Total capital DTAs	236	120	116

Admitted capital DTAs	236	120	116

Admitted DTAs	2,955	2,821	134

DTLs:
Ordinary
Unrealized investment gains	815	549	266
Pension items	301	259	42
Deferred and uncollected premium	281	256	25
Reserve for audits and settlements	74	95	(21)
Other	142	132	10

Total ordinary DTLs	1,613	1,291	322

Capital
Unrealized investment gains	306	220	86
Investment items	77	144	(67)

Total capital DTLs	383	364	19

Total DTLs	1,996	1,655	341

Net admitted DTA	$959	$1,166	$(207)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Net DTA(L)	$(207)	$559	$(451)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	311	(291)	(100)
Tax-effect of change in accounting method for pensions	-	(4)	-

Change in net deferred income taxes	$104	$264	$(551)

As of December 31, 2014, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no total tax credit carryforwards incurred in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statement of Operations and the Statutory Statement of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Provision computed at statutory rate	$450	$(218)	$232
Investment items	(117)	(154)	(91)
Tax credits	(47)	(46)	(40)
Change in reserve valuation basis	(20)	(20)	(9)
Expense items	5	136	3
Nonadmitted assets	(34)	30	55
Foreign governmental income taxes	1	11	11
Other	(37)	3	(11)

Total statutory income tax (benefit) expense	$201	$(258)	$150

Federal and foreign income tax expense (benefit)	$305	$6	$(401)
Change in net deferred income taxes	(104)	(264)	551

Total statutory income tax (benefit) expense	$201	$(258)	$150

During the year ended December 31, 2014, the Company paid federal income taxes in the amount of $10 million. For the years ended December 31, 2013 and 2012, the Company received refunds of federal income taxes in the amounts of $112 million and $26 million, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns, which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2014	$248
Gross change related to positions taken in prior years	13
Gross change related to settlements	(106)
Gross change related to positions taken in current year	(11)
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2014	$144

Included in the liability for unrecognized tax benefits as of December 31, 2014, are $136 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2014, includes $6 million of unrecognized tax benefits net of indirect tax benefits of $2 million that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized in the Company’s financial statements as of December 31, 2014 and 2013 was $17 million and $28 million, respectively. The Company has accrued no penalties related to the liability for unrecognized tax benefits. The Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease within the next twelve months.

The Internal Revenue Service (IRS) has completed its examination of the years 2010 and prior. The IRS is currently auditing the years 2011 through 2013. The Company does not expect a material change in its financial position or liquidity as a result of these audits.

The Company is currently in litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 through 1997. In January 2012, the Company prevailed in the U.S. Court of Federal Claims, subject to the government’s right to appeal. The government appealed this decision to the United States Court of Appeals for the Federal Circuit. Oral arguments were held in October of 2014 but no decision had been issued prior to year end. The favorable effect of the decision in the U.S. Court of Federal Claims was reflected in the Company’s financial statements in prior years.

As of December 31, 2014 and 2013, the Company had no protective deposits recognized as admitted assets.

The American Taxpayer Relief Act of 2012, signed into law on January 2, 2013, extended the 50% first year bonus depreciation to qualified property acquired and placed in service before January 1, 2014. On December 19, 2014, the Tax Increase Prevention Act of 2014 was enacted, and provided a one year extension through 2014. The extension of these tax provisions did not, nor are they expected to have a material effect on the Company’s financial position or liquidity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Transferable state tax credits

The Company entered into a transfer credit contract in which Connecticut state tax credits were purchased in December 2013. The total unused transferable state credits, gross of any related state tax liabilities, had a carrying value of less than $1 million as of December 31, 2013, and are recorded in other than invested assets. There were no impairments with respect to these credits as of December 31, 2013. All transferable state tax credits were used in 2014.

17.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company mitigates its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its indirect international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience slower amortization or prepayment speeds than assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, life insurance policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The Company has a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and housing price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. The RMBS sector is sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis and/or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets.

Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions that can alter the anticipated cash flows realized by investors. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI. These factors could negatively impact the Company’s results of operations, surplus and disclosed fair values.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company has investments in European leveraged loans that have higher yields than investment grade debt instruments, reflecting additional risk of default. Underlying concerns over the macro-economic outlook and debt burden of certain parts of the Eurozone remain, but the Company’s direct exposure on loans to companies in these countries is limited. Weaker borrowers continue to face maturities over the next three years and uncertainty over the sources of this refinancing together with a weaker economic outlook in certain parts of the Eurozone may lead to an increase in reported default rates going forward.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

inflation, salary increases and participants living longer. The risks are that market fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OFI and Babson Capital. Total rental expense on net operating leases, recorded in general insurance expenses, was $117 million, $89 million and $79 million for the years ended December 31, 2014, 2013 and 2012, respectively. Net operating leases are net of $8 million, $13 million and $17 million of sublease receipts, for the years ended December 31, 2014, 2013 and 2012, respectively.

In 2013, the Company entered into a sale-leaseback transaction with an unrelated party to sell and leaseback certain fixed assets with a book value of $120 million which resulted in no gain or loss. This lease has a five year term and annual lease payments of approximately $25 million. At the end of the lease, the Company has the option to purchase the underlying assets at fair value.

Future minimum commitments for all lease obligations as of December 31, 2014 were as follows:

		Affiliated
	Gross	Subleases	Net

	(In Millions)

2015	$74	$8	$66
2016	71	9	62
2017	65	7	58
2018	52	6	46
2019	28	7	21
Thereafter	65	20	45

Total	$355	$57	$298

As of December 31, 2014, nonaffiliated subleases were less than $1 million.

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s income for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s income for the period.

Since 2008, the Company and MMHLLC have been defendants in a number of putative class action and individual lawsuits filed by investors seeking to recover losses from the “Ponzi” scheme run by Bernard L. Madoff through his company, Bernard L. Madoff Investment Securities, LLC (BLMIS). The plaintiffs allege a variety of state law and federal securities claims against the Company and/or MMHLLC, and certain of its subsidiaries, seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. (Tremont) or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Both Tremont and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. Certain of the lawsuits have been consolidated into three groups of suits in the U.S. District Court for the Southern District of New York. In February 2011, the parties in the consolidated federal litigation submitted to the court a proposed settlement agreement. In August 2011, the court entered an order and final judgment approving the settlement, which was affirmed in 2014. The settlement did not have a significant financial impact on the Company.

Additionally, a number of other lawsuits were filed in state courts in Colorado, Massachusetts, New Mexico, New York and Washington by investors in Tremont funds against Tremont, and in certain cases against the Company, MMHLLC and other defendants, raising claims similar to those in the consolidated federal litigation. Those cases are in various stages of litigation. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

In 2009, several lawsuits (the Rochester Suits) were filed as putative class actions in connection with the investment performance of certain municipal bond funds advised by OFI and distributed by its subsidiary, OppenheimerFunds Distributor, Inc. The Rochester Suits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the funds contained misrepresentations and omissions, that the investment policies of the funds were not followed and that the funds and other defendants violated federal securities laws and regulations and certain state laws. The Rochester Suits have been consolidated into seven groups, one for each of the funds, in the U.S. District Court of Colorado. Amended complaints and motions to dismiss the suits were filed. In 2011, the court issued an order granting and denying in part defendants’ motion to dismiss the suits. In July 2013, the parties to six of the Rochester Suits reached an agreement to settle those suits and the parties executed a memorandum of understanding memorializing their terms. In July 2014, the court entered a final order approving the settlement. The settlement did not have a significant financial impact on the Company. The settlement did not resolve the seventh suit, relating to Oppenheimer Rochester California Municipal Fund. MassMutual believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this remaining suit.

In 2009, the Company was named as a defendant in a lawsuit related to certain losses in a bank owned life insurance (BOLI) policy issued by the Company. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against the Company, and it seeks to recover losses arising from investments pursuant to the BOLI policy. The parties have completed discovery and are now preparing for trial, scheduled for May 2015. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2010, Christina Chavez (Chavez) filed a putative class action complaint against the Company. Chavez alleges that the Company breached its obligations to its term life policyholders in California by not paying dividends on those policies. The parties are engaged in active discovery. In June 2014, the parties participated in a mediation of their dispute, which did not result in a settlement. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In 2011, Golden Star, Inc. (Golden Star), plan administrator of the Golden Star Administrative Associates 401(k) Plan and Golden Star Bargaining Associates 401(k) Plan, filed a putative class action lawsuit in the U.S. District Court for the District of Massachusetts against the Company. Golden Star alleges, among other things, that the Company breached its alleged fiduciary duties while performing services to 401(k) plans and that certain of its actions constituted “Prohibited Transactions” under the Employee Retirement Income Security Act of 1974. In June 2014, MassMutual recorded a liability for the estimated probable amount of the loss it expected to incur in connection with this lawsuit, which did not have a significant impact on MassMutual. In October 2014, the parties filed a motion for preliminary approval of a settlement, which the court granted in December 2014.

In 2012, Karen Bacchi filed a putative class action complaint against the Company in federal court alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of the statutorily prescribed limit. The court denied the Company’s motion to dismiss and the parties are engaged in active discovery. The Company believes that it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In November 2013, seven participants in the MassMutual Thrift Plan (the Plan) filed a putative class action complaint in the U.S. District Court for the District of Massachusetts. The complaint alleges, among other things, that the Company, the Investment Fiduciary Committee, the Plan Administrative Committee and individually named “fiduciaries” breached their duties by allowing the Plan to pay excessive fees and by engaging in self-dealing by limiting investment options primarily to the Company proprietary products. All defendants filed a joint motion to dismiss in January 2014, which remains pending. The Company believes that it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2014 and 2013, the Company had approximately $125 million of these unsecured funding commitments to its subsidiaries. The unsecured commitments are included in private placements in the table below. As of December 31, 2014 and 2013, the Company had not funded, nor had an outstanding balance due on these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2014 and 2013, the Company had approximately $63 million and $80 million, respectively, of outstanding letter of credit arrangements. As of December 31, 2014 and 2013, the Company did not have a funding request attributable to these letter of credit arrangements.

As of December 31, 2014 and 2013, the Company approved financing of $3,013 million and $2,048 million, respectively, for MMAF that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2014 and 2013, were $2,280 million and $1,689 million, respectively, with interest of $37 million, $32 million and $31 million for the years ended December 31, 2014, 2013 and 2012, respectively. The unfunded amount of the facility, totaling $733 million as of December 31, 2014, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day LIBOR.

As of December 31, 2014 and 2013, the Company approved financing of $315 million and $32 million, respectively, for Jefferies Finance LLC that can be used for the short-term financing of assets underwritten by Jefferies Finance LLC. There were no outstanding borrowings under the facility as of December 31, 2014 and all outstanding interest has been paid. The unfunded amount of the facility, totaling $315 million as of December 31, 2014, can be increased to $450 million at any time at the discretion of the borrower. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2014, the Company had the following commitments:

	2015	2016	2017	2018	2019	Thereafter	Total

	(In Millions)

Private placements	$1,662	$575	$5	$15	$-	$318	$2,575
Mortgage loans	265	404	9	267	-	-	945
Partnerships and LLC	492	287	418	402	471	253	2,323
LIHTCs (including equity contributions)	186	2	-	85	2	54	329

Total	$2,605	$1,268	$432	$769	$473	$625	$6,172

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2014 and 2013, the Company had no outstanding obligations attributable to these commitments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2014 and 2013, the Company had no outstanding obligations to any obligor attributable to these guarantees.

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2014.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (CREA and Babson Capital), if the subsidiary is unable to pay.	-	The liabilities for these plans of $157 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life Insurance Company, MML Bay State Life Insurance Company and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates originating in 2004, 2007 and 2012 and some are in effect until 2023.	-	The future maximum potential obligations are immaterial to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2014 are illustrated below:

		Separate	Separate
	General	Account w/	Account		% of
	Account	Guarantees	Nonguaranteed	Amount	Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$12,853	$-	$-	$12,853	14%
At book value less current surrender charge of 5% or more	2,482	-	-	2,482	3
At fair value	-	15,369	40,304	55,673	59

Subtotal	15,335	15,369	40,304	71,008	76
Subject to discretionary withdrawal:
At book value without fair value adjustment	8,012	479	-	8,491	9
Not subject to discretionary withdrawal	14,106	250	-	14,356	15

Total	$37,453	$16,098	$40,304	$93,855	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2014 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$17,579
Policyholders’ reserves - individual annuities	10,829
Liabilities for deposit-type contracts	9,045

Subtotal	37,453

Separate Account Annual Statement:
Annuities	55,906
Other annuity contract deposit-funds and guaranteed interest contracts	496

Subtotal	56,402

Total	$93,855

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to outperform an established index based on the guarantee and (2) nonindexed, which fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2014 is as follows:

	Guaranteed

		Nonindexed
		Less Than/	Non
	Indexed	Equal to 4%	Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2014	$-	$-	$5,922	$5,922

Reserves at December 31, 2014:
For accounts with assets at:
Fair value	$250	$15,848	$43,114	$59,212

Subtotal	250	15,848	43,114	59,212
Nonpolicy liabilities	-	-	1,162	1,162

Total	$250	$15,848	$44,276	$60,374

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$15,369	$43,114	$58,483
At book value without market value adjustment and current surrender charge of less than 5%	-	479	-	479

Subtotal	-	15,848	43,114	58,962
Not subject to discretionary withdrawal	250	-	-	250
Nonpolicy liabilities	-	-	1,162	1,162

Total	$250	$15,848	$44,276	$60,374

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a summary of amounts reported as transfers (from) to separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$6,164	$7,941	$11,750
Transfers from separate accounts	(7,201)	(9,023)	(6,097)

Subtotal	(1,037)	(1,082)	5,653
Reconciling adjustments:
Net withdrawals on deposit-type liabilities	(242)	1	1

Net transfers (from) to separate accounts	$(1,279)	$(1,081)	$5,654

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.	Presentation of the Statutory Statements of Cash Flows

The Company has included the following non-cash inflows (outflows) in the Statutory Statements of Cash Flows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Bond conversions and refinancing	$1,066	$658	$538
Bank loan rollovers(1)	625	1,924	2,347
Mortgage loan issued in sale of real estate	150	-	-
Dividend reinvestment	51	12	-
Stock conversions	34	288	1
Other	21	12	5
Other invested asset distributions to common stock	4	5	25
Bond conversions to other invested assets	-	181	-
Mortgages converted to other invested assets	-	34	55
Related to RPG reinsurance agreement:
Deposits for policyholders’ reserves related to reinsurance agreement	-	5,298	-
Liabilities for deposit-type contracts related to reinsurance agreement	-	3,885	-
Other liabilities	-	879	-
Bonds	-	(8,602)	-
Mortgage loans	-	(736)	-
Other assets	-	(383)	-
Preferred stock	-	(13)	-

(1)Bank loan rollovers are transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds. In 2013, bank loan rollovers that were a result of rate resets were presented on a gross basis. In 2014, bank loan rollovers that are a result of rate resets are presented on a net basis.

Refer to Note 10. “Reinsurance” for information regarding the Company’s RPG reinsurance agreement.

20.	Subsequent events

The Company has evaluated subsequent events through February 20, 2015, the date the financial statements were available to be issued. No events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2014 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MassMutual Holding LLC

The MassMutual Trust Company

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MML Private Equity Intercontinental LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor II, LLC

MMC Equipment Finance LLC

Invicta Advisors LLC

MML Mezzanine Investor L, LLC

MML Re Finance LLC

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP – SC, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies Group, Inc.)

MSC Holding Company, LLC

Berkshire Way LLC

MassMutual Retirement Services, LLC

Fern Street LLC

MML Strategic Distributors, LLC

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Special Situations Investor LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

The MassMutual Trust Company

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

MML Investors Services, LLC

MML Management Corporation

MassMutual International LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

First Mercantile Trust Company

Society of Grownups, LLC

MM Caerulus Holdco US LLC

MassMutual Ventures LLC

Haven Life Insurance Agency, Inc.

MM Rothesay Holdco US LLC

MM Asset Management Holding LLC

Subsidiaries of Jefferies Finance LLC

(No subsidiaries)

Subsidiaries of MSC Holding Company, LLC

MassMutual Holding MSC, Inc.

Subsidiaries of MML Investment Advisers LLC

(No subsidiaries)

Subsidiaries of MM Asset Management Holding LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 96%

MassMutual Baring Holding LLC

Babson Capital Finance LLC

Cornerstone Global Real Estate LP

Cornerstone Hotel Income & Equity Fund II LP

Subsidiaries of Babson Capital Management LLC

Babson Capital Securities LLC

Babson Capital Japan KK

Babson Capital Asia Limited

Babson Capital Australia Holding Company Pty Ltd.

Babson Capital Guernsey Limited

Cornerstone Real Estate Advisers LLC

Wood Creek Capital Management LLC

Babson Capital Cornerstone Asia Limited

Babson Capital Finance LLC

Subsidiaries of Cornerstone Real Estate Advisers LLC

Cornerstone Real Estate Advisers Inc.

Cornerstone Real Estate UK Holdings Limited

Cornerstone Real Estate Advisers Japan K.K.

Subsidiaries of Wood Creek Capital Management LLC

Wood Creek Index Company, LLC

Subsidiaries of MassMutual Asset Finance LLC (a subsidiary of MMC Equipment Finance LLC)

Winmark Limited Funding LLC

MMAF Equipment Finance LLC 2009-A

MMAF Equipment Finance LLC 2011-A

Subsidiaries of OppenheimerFunds, Inc. (a subsidiary of Oppenheimer Acquisition Corp.)

OFI Global Asset Management, Inc.

OppenheimerFunds Distributor, Inc.

Oppenheimer Real Asset Management, Inc.

OFI SteelPath, Inc.

Shareholder Services, Inc.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

OFI Private Investments, Inc.

OFI Global Institutional Inc.

Subsidiaries of OppenheimerFunds Distributor, Inc.

(No subsidiaries)

Subsidiaries of Tremont Group Holdings, Inc. (a subsidiary of Oppenheimer Acquisition Corp.)

Tremont (Bermuda), Limited

Tremont Partners, Inc.

Tremont Capital Management (Ireland) Limited

Tremont GP, Inc.

Settlement Agent LLC

Subsidiaries of HarbourView Asset Management Corporation. (a subsidiary of OFI Global Institutional Inc.)

(No subsidiaries)

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding, LLC)

Baring Fund Managers Limited

Baring International Investment Limited

Baring Pension Trustees Limited

Baring Investment Services Limited

Baring Investments UK

Baring International Investment Management Holdings

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment		Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2014	$69,225,742.98	$		$69,225,742.98	$68,301,291.28	$(924,451.70)	$68,301,291.28	$79,410,553.48
September 30, 2014	645,720.82		-	645,720.82	604,437.11	(41,283.71)	604,437.11	627,381.39
June 30, 2014	57,012,606.16		-	57,012,606.16	55,422,168.01	(1,590,438.15)	55,422,168.01	75,253,387.54
March 31, 2014	91,702,041.47		-	91,702,041.47	80,744,073.99	(10,957,967.48)	80,744,073.99	97,672,070.74
December 31, 2013	113,707,950.98		-	113,707,950.98	108,815,640.18	(4,892,310.80)	108,815,640.18	111,783,051.88
September 30, 2013	81,945,730.49		-	81,945,730.49	80,589,482.19	(1,356,248.30)	80,589,482.19	77,049,314.39
June 30, 2013	147,215,936.13		-	147,215,936.13	142,140,571.53	(5,075,364.60)	142,140,571.53	130,973,022.96
March 31, 2013	194,772,024.52		-	194,772,024.52	188,372,088.50	(6,399,936.02)	188,372,088.50	176,678,910.26
December 31, 2012	378,096,660.04		-	378,096,660.04	366,323,110.21	(11,773,549.83)	366,323,110.21	333,086,072.58
September 30, 2012	816,573,456.06		-	816,573,456.06	788,350,822.82	(28,222,633.24)	788,350,822.82	697,683,288.85
June 30, 2012	912,025,936.52		-	912,025,936.52	890,494,220.76	(21,531,715.76)	890,494,220.76	708,872,106.49
March 31, 2012	1,095,018,529.18		-	1,095,018,529.18	1,058,132,041.09	(36,886,488.09)	1,058,132,041.09	841,095,012.78
December 31, 2011	1,090,904,993.06		-	1,090,904,993.06	1,056,761,288.41	(34,143,704.65)	1,056,761,288.41	754,310,837.90
September 30, 2011	762,320,631.78		-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14		-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09		-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30		-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86		-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31		-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71		-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70		-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02		(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals			$ (106,853,708.32)			$ (624,895,468.81)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2014:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948XR52	$16,703.37	$-	$16,703.37	$13,007.70	$(3,695.67)	$13,007.70	$54,294.67
36228F5R3	489,648.14	-	489,648.14	488,554.02	(1,094.12)	488,554.02	469,702.33
45660LYW3	1,428,149.84	-	1,428,149.84	1,418,815.15	(9,334.69)	1,418,815.15	1,387,479.53
55274SAM3	432,312.68	-	432,312.68	392,780.22	(39,532.46)	392,780.22	417,548.89
585525FC7	42,429.29	-	42,429.29	41,198.46	(1,230.83)	41,198.46	40,560.09
589929N38	473,306.02	-	473,306.02	461,173.77	(12,132.25)	461,173.77	467,395.83
59020UAA3	38,837.29	-	38,837.29	38,176.94	(660.35)	38,176.94	38,497.45
76110GTL5	378,574.88	-	378,574.88	331,450.42	(47,124.46)	331,450.42	276,409.76
77277LAF4	29,358,590.61	-	29,358,590.61	29,050,737.78	(307,852.83)	29,050,737.78	36,165,690.00
77277LAH0	1,468,943.80	-	1,468,943.80	1,453,924.30	(15,019.50)	1,453,924.30	3,484,800.00
77277LAJ6	20,799,782.20	-	20,799,782.20	20,587,172.82	(212,609.38)	20,587,172.82	22,757,922.00
81744FDK0	1,548,307.93	-	1,548,307.93	1,528,274.28	(20,033.65)	1,528,274.28	1,490,590.39
86359DMC8	10,958,725.57	-	10,958,725.57	10,723,342.78	(235,382.79)	10,723,342.78	10,630,313.38
939336KZ5	1,791,431.36	-	1,791,431.36	1,772,682.64	(18,748.72)	1,772,682.64	1,729,349.16
Totals	$69,225,742.98	$-	$69,225,742.98	$68,301,291.28	$(924,451.70)	$68,301,291.28	$79,410,553.48

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2014:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110GUG4	$645,720.82	$-	$645,720.82	$604,437.11	$(41,283.71)	$604,437.11	$627,381.39

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2014:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07820QBL8	$1,781,149.07	$-	$1,781,149.07	$1,750,412.82	$(30,736.25)	$1,750,412.82	$1,729,148.67
124860CB1	97,550.32	-	97,550.32	62,944.17	(34,606.15)	62,944.17	96,817.11
36228FU38	5,079.77	-	5,079.77	-	(5,079.77)	-	13,186.10
61750MAB1	11,372.53	-	11,372.53	9,060.62	(2,311.91)	9,060.62	9,889.62
77277LAF4	30,227,553.10	-	30,227,553.10	29,358,590.62	(868,962.48)	29,358,590.62	41,423,202.00
77277LAH0	1,511,332.20	-	1,511,332.20	1,468,943.82	(42,388.38)	1,468,943.82	3,992,004.00
77277LAJ6	21,399,905.23	-	21,399,905.23	20,799,782.19	(600,123.04)	20,799,782.19	26,066,307.60
939336KZ5	1,978,663.94	-	1,978,663.94	1,972,433.77	(6,230.17)	1,972,433.77	1,922,832.44
Totals	$57,012,606.16	$-	$57,012,606.16	$55,422,168.01	$ (1,590,438.15)	$55,422,168.01	$75,253,387.54

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2014:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment		Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948JAA0	$258,773.50		$-	$258,773.50	$255,011.35	$(3,762.15)	$255,011.35	$258,855.26
07820QBL8	1,898,408.41		-	1,898,408.41	1,830,204.17	(68,204.24)	1,830,204.17	1,728,457.34
125435AA5	6,958,243.53		-	6,958,243.53	6,941,450.22	(16,793.31)	6,941,450.22	6,293,964.17
194262AK7	4,162,647.76		-	4,162,647.76	3,932,293.75	(230,354.01)	3,932,293.75	4,056,000.00
36290PAK3	1,655,046.29		-	1,655,046.29	-	(1,655,046.29)	-	1,593,363.13
59024UAB7	710,859.05		-	710,859.05	680,109.25	(30,749.80)	680,109.25	688,419.33
61750MAB1	17,319.28		-	17,319.28	15,694.58	(1,624.70)	15,694.58	14,941.36
65106FAG7	77,342.33		-	77,342.33	75,574.06	(1,768.27)	75,574.06	100,875.45
77277LAF4	35,319,833.50		-	35,319,833.50	30,227,553.06	(5,092,280.44)	30,227,553.06	40,146,757.20
77277LAH0	1,759,508.86		-	1,759,508.86	1,511,332.20	(248,176.66)	1,511,332.20	3,867,177.60
77277LAJ6	24,917,058.76		-	24,917,058.76	21,399,905.23	(3,517,153.53)	21,399,905.23	25,263,081.36
86358RZD2	2,240.42		-	2,240.42	1,391.85	(848.57)	1,391.85	13,142.97
86359DMC8	11,952,163.44		-	11,952,163.44	11,865,591.25	(86,572.19)	11,865,591.25	11,686,742.89
939336KZ5	2,012,596.34		-	2,012,596.34	2,007,963.02	(4,633.32)	2,007,963.02	1,960,292.68
Totals	$91,702,041.47	$		$91,702,041.47	$80,744,073.99	$ (10,957,967.48)	$80,744,073.99	$97,672,070.74

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

23.	Structured Notes

A structured note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either: (a) the coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or (b) the coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate. As structured notes are issuer obligations without a trust, they are within the scope of SSAP No. 26, Bonds, Excluding Loan-backed and Structured Securities (SSAP No. 26). Structured notes are different than the asset backed structured securities, which are accounted for under SSAP No. 43R, Revised - Loan-Backed and Structured Securities (SSAP No. 43R), as they lack either a trust or assets backing them. The disclosure below allows regulators to assess the volume of activity in structured notes and to determine whether additional accounting or reporting revisions, such as valuation and risk-based capital, are needed. To satisfy this request, the Company is required to separately identify structured notes, on a CUSIP basis and provide information by CUSIP for actual cost, fair value, book/adjusted carrying value, and whether the structured note is a mortgage-referenced security. The following sets forth the actual cost, fair value and carrying value of structured notes as of December 31, 2014:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
165167BZ9	$476,715	$456,488	$476,715	NO
30711XAN4	4,480,000	4,479,996	4,480,000	YES
37957TAG6	105,000	102,300	105,000	NO
912810FR4	5,425,539	6,240,790	4,890,139	NO
912810PS1	2,216,777	2,677,238	1,882,821	NO
912810RA8	320,560,254	357,252,229	320,560,254	NO
912810RF7	1,144,384,974	1,175,317,578	1,127,813,409	NO
912828GD6	2,221,019	2,346,932	1,926,737	NO
912828GX2	2,061,868	2,149,208	1,858,399	NO
P7794GAH5	1,265,746	1,284,254	1,265,746	NO

Total	$1,483,197,892	$1,552,307,013	$1,465,259,220	XXX

LA2045

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account – Incorporated by reference to Initial Registration Statement File No. 333-22557 filed February 28, 1997

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Initial Registration Statement File No. 333-202684 filed on March 12, 2015

	ii.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	iii.	Template for Insurance Product Distribution Agreement (version 9/2014) MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed or about April 28, 2015

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy – Incorporated by reference to Initial Registration Statement File No. 333-49457 filed April 6, 1998

	ii.	Form of Accelerated Death Benefit Rider – Incorporated by reference to Initial Registration Statement File No. 333-50410 filed November 21, 2000

	iii.	Form of Disability Benefit Rider (DBVL-98) – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

	iv.	Form of Guaranteed Insurability Rider (GIVL-98) – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

	v.	Form of Other Insured Rider (OIVL-98) – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

	vi.	Form of Substitute of Insured Rider (SIVL-98) – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

	vii.	Form of Waiver of Monthly Charges Rider (WMVL-98M) – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

Exhibit (e)	Form of Individual and Survivorship Life Insurance Application (rev 8/07) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

Exhibit (f)	i.	Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

	ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed or about April 28, 2015

Exhibit (g)	Reinsurance Contracts

	i.	American United Life Insurance Company

		à	Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

–   Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 29, 2004, February 29, 2004, April 10, 2006 and September 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

– Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013

	ii.	General & Cologne Life RE

		à	Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

–   Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 19, 2002, February 29, 2004, March 1, 2004, September 1, 2006, January 1, 2009, August 1, 2009 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

– Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

– Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013

– Amendment effective September 1, 1998, May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

	iii.	Lincoln National Life Insurance Company

		à	Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

–   Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, March 1, 2004, November 30, 2005, July 1, 2006, September 1, 2006, October 1, 2007, January 1, 2009, August 1, 2009, July 31, 2011 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

– Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

– Amendments effective September 1, 1998 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013

– Amendment effective January 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

– Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

iv.	Munich American Reassurance Company

	à	Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

–   Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 29, 2004 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement (File No. 333-49457 filed April 25, 2012

– Amendments dated September 1, 2006 and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

– Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

– Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

– Amendments effective September 1, 1998 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

– Amendment effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement (File No. 333-150916) filed April 28, 2014

– Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

v.	RGA Reinsurance Company

	à	Automatic YRT Agreement effective September 1, 1998 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

–   Amendments dated September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, August 3, 2000, June 15, 2001, June 15, 2001, July 1, 2001, February 29, 2004 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

– Amendments dated September 1, 2006 and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

– Amendments effective August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

– Amendments effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

– Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

– Amendment effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

– Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

– Amendment effective August 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

vi.	Security Life of Denver (SLD)

	à	Automatic YRT Agreement dated September 1, 1998 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

–   Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, July 1, 2001, November 20, 2003, March 1, 2004 and November 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457) filed April 25, 2012

– Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2012

–   Amendments dated June 20, 2005, September 1, 2006, January 1, 2009 and August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-6 (File No. 333-50410) filed April 26, 2011

– Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-6 (File No. 333-50410) filed April 24, 2013

– Amendment effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement (File No. 333-50410) filed April 28, 2014

– Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

Exhibit (h)	i.	Participation, Selling, Servicing Agreements:

		à	AIM Funds (Invesco Funds)

Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

– Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

– Amendment Nos. 2 and 3 effective April 30, 2010 and May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

		à	American Century Funds

Shareholder Services Agreement dated as of May 14, 1998 (American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

–   Amendments Nos. 1, 2, 3 and 4 dated and effective as of May 1, 1999, September 1, 1999, January 1, 2000 and August 1, 2003 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Amendment No. 5 effective as of November 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-50410 filed April 28, 2009

– Amendment No. 6 effective as of March 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

– Amendment No. 7 effective July 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

		à	American Funds® Funds

Participation Agreement dated as of March 7, 2003 (American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333- 50410 filed April 26, 2011

– Amendment No. 2 dated as of May 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Amendment No. 3 dated as of April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

Business Agreement dated March 7, 2003 (Massachusetts Mutual Life Insurance Company, MML Distributors, LLC, American Funds Distributors, Inc. and Capital Research and Management Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

– First amendment effective May 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

– Second amendment dated as of September 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement File No. 333-50410 filed on or about April 28, 2015

		à	Deutscshe Funds

Participation Agreement made as of September 1, 1999 (BT Insurance Funds Trust, Bankers Trust Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

– Amendments No. 1 and 2 dated February 1, 2000 and January 16, 2001 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

–   Amendments Nos. 3, 4, 5, and 6 dated April 24, 2001, January 16, 2001, August 1, 2004 and October 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Amendment No. 7 dated July 12, 2010 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

		à	Fidelity Funds

Participation Agreement dated May 1, 1998 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

– Amendments effective May 1, 1998 and April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Amendment effective June 30, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

		à	Franklin Templeton Funds

Participation Agreement dated as of May 1, 2000 (Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-50410 filed April 24, 2013

– Amendment effective April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

– Amendments Nos. 2 and 3 effective May 1, 2003 and June 5, 2007 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Amendment No. 4 dated October 25, 2010 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

–   Addendum to Participation Agreement (and MML Distributors, LLC) effective as of March 20, 2012 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-50410 filed April 24, 2013

– Amendment effective as of January 15, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

– Amendment No. 6 executed as of August 6, 2014 – Incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement File No. 333-50410 filed on or about April 28, 2015

à	Goldman Sachs Funds

Participation Agreement dated October 23, 1998 (Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-65887 filed April 24, 2013

–   Amendment effective November 1, 1999 and Amendments Nos. 2, 3 and 4 effective May 1, 2000, April 15, 2001 and May 1, 2003 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on File No. 333-50410 filed April 25, 2008

– Amendment No. 5 effective April 6, 2011 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on File No. 333-65887 filed April 25, 2012

à	Janus Aspen Funds (Institutional)

Participation Agreement dated August 30, 1999 (Janus Aspen Series and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-65887 filed April 26, 2011

– Amendment effective April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Amendment dated and effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-65887 filed April 25, 2012

à	Janus Aspen Funds (Service)

Participation Agreement dated March 14, 2002 (Massachusetts Mutual Life Insurance Company and Janus Aspen Series) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

– Amendments Nos. 1 and 2 effective April 1, 2003 and August 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

– Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

Distribution and Shareholder Services Agreement dated as of March 14, 2002 (Janus Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

à	MFS® Funds

Participation Agreement dated September 4, 1998 (MFS Variable Insurance Trust, Massachusetts Mutual Life Insurance Company and Massachusetts Financial Services Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

–   Amendment Nos. 1, 2, 3, 4, and 5 effective August 19, 1999, April 1, 2000, November 17, 2000, November 16, 2001 and May 1, 2003 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

– Amendments Nos. 6 and 7 dated September 2003 and August 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Amendment dated May 1, 2007 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

– Amendment No. 9 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

à	MML Funds

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company)– Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

– First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

– Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

– Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

– Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

– Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

à	MML II Funds

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

– First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

– Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

– Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

– Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

–   Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-122804 filed March 1, 2013

– Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	à	Oppenheimer Funds

Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

– Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

– Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

– Amendment No. 4 dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	à	T. Rowe Price Funds

Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

–   Amendments effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party), May 1, 2006, and January 7, 2008 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Amendment effective March 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)

	à	AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	à	American Century Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	à	American Funds Service Company (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective October 16, 2007 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

– Amendment No. 1 dated August 22, 2008 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

	à	DWS Scudder Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	à	Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	à	Franklin/Templeton Distributors, Inc. effective April 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	à	Goldman Sachs & Co. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	à	Janus Aspen Series effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	à	MFS® Fund Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	à	MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	à	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	à	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	à	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-49457 filed April 28, 2010

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm – KPMG LLP *

	ii.	Powers of Attorney

		à	Laura J. Sen

– Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement No. 333-45039 filed April 23, 2013

		à	Gregory Deavens	H. Todd Stitzer

– Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039 filed April 25, 2012

		à	Roger W. Crandall	Robert A. Essner
			Michael T. Rollings	Raymond W. LeBoeuf
			Kathleen A. Corbet	Cathy E. Minehan
			James H. DeGraffenreidt, Jr.	Marc F. Racicot
			Patricia Diaz Dennis	William T. Spitz

– Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-81015 filed April 28, 2010

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 27, 2015, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed or about April 28, 2015

*	filed herewith

Item 27.	Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Kathleen A. Corbet, Director 49 Cross Ridge Road New Canaan, CT 06840	Cathy E. Minehan, Director 128 Beacon Street Boston, MA 02116	Jeffrey M. Leiden, Director 50 North Avenue Boston, MA 02210

Roger W. Crandall, Director, Chairman 1295 State Street B101 Springfield, MA 01111	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911	Mark T. Bertolini, Director 151 Farmington Avenue Hartford, CT 06156

James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	Laura J. Sen, Director 90 Babcock Street Brookline, MA 02446

Patricia Diaz Dennis, Director 103 Devine Road San Antonio, TX 78212	William T. Spitz, Director 16 Wynstone Nashville, TN 37215

Robert A. Essner, Director 1301 Westway Drive Sarasota, FL 34236	H. Todd Stitzer, Director 1312 Casey Key Road Nokomis, FL 34275

Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34102-7716	Isabella D. Goren, Director 16228 Shadybank Drive Dallas, TX 75248

Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Gregory Deavens, Senior Vice President and Controller 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Office (principal executive officer) 1295 State Street B101 Springfield, MA 01111	Melvin Corbett, Executive Vice President and Chief Investment Officer 1295 State Street Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel 1295 State Street Springfield, MA 01111	Pia Flanagan,, Vice President, Corporate Secretary & Assistant General Counsel 1295 State Street Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer 1295 State Street Springfield, MA 01111	Debra Palermino, Executive Vice President 1295 State Street Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President 1295 State Street Springfield, MA 01111	Robert Casale, Executive Vice President & Chief Information Officer 1295 State Street Springfield, MA 01111

Michael Fanning, Executive Vice President 1295 State Street Springfield, MA 01111	Elizabeth Chicares, Executive Vice President & Chief Enterprise Risk Officer 1295 State Street Springfield, MA 01111

Douglas Russell, Senior Vice President 1295 State Street Springfield, MA 01111	Susan Cicco, Senior Vice President & Chief of Staff 1295 State Street Springfield, MA 01111

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916, as filed with the Securities and Exchange Commission on or about April 28, 2015.

Item 29.	Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE	V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE	V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with certain officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 30.	Principal Underwriters

(a) MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MSD and MMLIS, either jointly or individually, act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, and Massachusetts Mutual Variable Life Separate Account II.

(b) MSD and MMLIS are the principal underwriters for the policies. Prior to April 1, 2014, MML Distributors, LLC (“MML Distributors”) served as a principal underwriter of the policies offered pursuant to this registration statement and sold by registered representatives of the other broker-dealers with whom it had entered into distribution agreements (“Distribution Agreements”). Effective April 1, 2014, MSD replaced MML Distributors in all such Distribution Agreements for these policies. The following people are officers and directors of MSD, officers and directors of MMLIS, and officers and member representatives of MML Distributors:

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Benson, Wendy	Director and President	*
Cyboron, Todd	Chief Technology Officer	*
Duch, Edward K. III	Assistant Secretary	*
Dupuis-Krause, Jennifer	Assistant Secretary	*
Hall, Nathan L.	Chief Financial Officer and Treasurer	*
Morton, Mario	Registration Manager	*
Rollings, Michael	Director	*
Rosenthal, Robert S.	Chief Legal Officer, Secretary and Vice President	*
Scanlon, Susan	Chief Compliance Officer and Vice President	*
Vaccaro, John A.	Director, Chairman of the Board, Chief Executive Officer	*
Ward Chicares, Elizabeth	Director	*
Tatro, Dana	Variable Annuity Product Distribution Officer	*
Waddington, Craig	Variable Life Product Distribution Officer	*

*	1295 State Street, Springfield, MA 01111-0001

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elaine A. Sarsynski	Chief Executive Officer and President	*

Carolyn Salwen	Chief Financial Officer and Treasurer	**

Michael Fanning	Member Representative Insurance Operations Supervisor	*

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	*

Kevin LaComb	Assistant Treasurer	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer Dupuis-Krause	Assistant Secretary	*

Barbara Upton	Assistant Vice President and Continuing Education Officer	**

Cindy Belmore	Chief Compliance Officer	**

Stephen Alibozek	Entity Contracting Officer	*

Brian Haendiges	Vice President	**

Donna Watson	Assistant Treasurer	**

Bruce C. Frisbie	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Todd Cyboron	Chief Technology Officer	*

H. Bradford Hoffman	Chief Risk Officer	*

Eric Wietsma	Vice President	**

Mario Morton	Registration Manager	*

Richard Byrne	Executive Benefits Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fanning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Board Member	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer, Registered Operations Principal	*

Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*

Todd Cyboron	Chief Technology Officer	*

Christine Frederick	Chief Compliance Officer and AML Compliance Officer	*

Susan Scanlon	Deputy Chief Compliance Officer	**

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer and Assistant Vice President and CRIA Operations Supervisor	**

Mark Larose	Co-Chief Operations Officer and Assistant Vice President, Registration Manager and Call Center Supervisor	*

Kenneth M. Rickson	Field Risk Officer	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Vice President	*

Mathew Verdi	Assistant Vice President, Due Diligence Supervisor	*

Mary S. Block	Vice President and Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kristin Costanzo	Assistant Treasurer	*

Kathy Rogers	Continuing Education Officer	*

Joseph Sparacio	Senior Regional Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262

Michael St. Clair	Senior Regional Vice President	*

Richard Bourgeois	Vice President	*

Francine Reipold	Vice President	*

Mario Morton	Assistant Vice President and Registration Manager	*

Anthony Frogameni	Chief Privacy Officer, Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

Delphine Soucie	Assistant Vice President	*

David Cove	Regional Assistant Vice President	*

Kevin DeGray	Regional Assistant Vice President	*

Nicholas DeLuca	Regional Assistant Vice President	***

David Hardy	Regional Assistant Vice President	*

Donald Helmes	Regional Assistant Vice President	*

Courtney Munoz	Regional Assistant Vice President	*

Jack Yvon	Regional Assistant Vice President	*

Michael Rollings	Director	*

Elizabeth A Ward	Director	*

Elaine Sarsynski	Retirement Services Supervisor	*

Richard Zayieck	National Sales Supervisor	*

Michele White	Insurance Operations Supervisor	***

Dana Tatro	Variable Annuity Product Distribution Officer	*

Craig Waddington	Variable Life Product Distribution Officer	*

Douglas Endorf	Executive Benefits Product Distribution Officer	*

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981
***	1101 North Black Canyon Highway PH30, Phoenix, AZ 85209

(c) Compensation From the Registrant

For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 19 to Registration Statement No. 333-49475 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts, on the 27th day of April, 2015.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	Roger W. Crandall*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 19 to Registration Statement No. 333-49475 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature**	Title	Date

ROGER W. CRANDALL*	Director and Chief Executive Officer (principal executive officer)	April 27, 2015
Roger W. Crandall

MICHAEL T. ROLLINGS* Michael T. Rollings	Chief Financial Officer (principal financial officer)	April 27, 2015

GREGORY DEAVENS* Gregory Deavens	Controller (principal accounting officer)	April 27, 2015

KATHLEEN A. CORBET* Kathleen A. Corbet	Director	April 27, 2015

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 27, 2015

PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 27, 2015

ROBERT ESSNER* Robert Essner	Director	April 27, 2015

RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 27, 2015

CATHY E. MINEHAN*	Director	April 27, 2015
Cathy E. Minehan

MARC RACICOT* Marc Racicot	Director	April 27, 2015

LAURA J. SEN* Laura J. Sen	Director	April 27, 2015

WILLIAM T. SPITZ* William T. Spitz	Director	April 27, 2015

H. TODD STITZER* H. Todd Stitzer	Director	April 27, 2015

/S/ John E. Deitelbaum		April 27, 2015
*John E. Deitelbaum
As Attorney-in-Fact Pursuant to Power of Attorney

**	MAJORITY OF DIRECTORS

INDEX TO EXHIBITS

Exhibit (n) i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP